VANGUARD(R) U.S. GOVERNMENT BOND FUNDS
ANNUAL REPORT * JANUARY 31, 2002

BOND

Vanguard Short-Term Treasury Fund
Vanguard Short-Term Federal Fund
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard GNMA Fund
Vanguard Long-Term Treasury Fund

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

LETTER FROM THE CHAIRMAN                                  1

REPORTS FROM THE ADVISERS                                 8

FUND PROFILES                                            13

GLOSSARY OF INVESTMENT TERMS                             19

PERFORMANCE SUMMARIES                                    20

FINANCIAL STATEMENTS                                     31
--------------------------------------------------------------------------------
SUMMARY

* Vanguard's U.S. government bond funds posted solid returns ranging from 5.3% to 7.5% for the fiscal year ended January 31, 2002.

* While the 12-month period was dismal for stocks, the broad bond market gained 7.6%, as measured by the Lehman Aggregate Bond Index.

* Bond prices rose during most of the fiscal year but dropped late in the period. For long-term Treasury issues, the decline was enough to offset earlier gains.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended January 31, 2002, declines in interest rates and turbulence in the stock market helped boost bond prices. Among U.S. government bonds, short-term issues had the largest price gains for the period. In this environment, the VANGUARD(R) U.S. GOVERNMENT BOND FUNDS posted total returns (capital change plus reinvested dividends) that ranged from 5.3% for Vanguard(R) Long-Term Treasury Fund to 7.5% for Vanguard(R) Short-Term Federal Fund. Four of our six funds easily outpaced their average competitors.

(Please note that this report does not include results for Vanguard's corporate bond funds, which are now covered in a separate annual report.)

The table below presents the 12-month return for each fund and its average competitor. We also provide returns for the funds' new Admiral(TM) Shares, a lower-cost share class for clients with large or long-tenured accounts that create economies of scale. Information on each fund's share price and distributions appears in the table on page 7.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
                                                        ------------------------
                                                                         AVERAGE
                                                       VANGUARD        COMPETING
BOND FUND                                                  FUND            FUND*
--------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                                                   6.9%             5.7%
Federal                                                    7.5              6.3
--------------------------------------------------------------------------------
Inflation-Protected Securities                             6.2%             6.3%
--------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                                                   6.6%             6.1%
GNMA                                                       7.4              6.8
--------------------------------------------------------------------------------
LONG-TERM FUND
Treasury                                                   5.3%             6.3%
--------------------------------------------------------------------------------

ADMIRAL SHARES**                                  FISCAL PERIOD ENDED JANUARY 31
--------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                                                   7.0%
Federal                                                    7.3
--------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                                                   6.6%
GNMA                                                       7.5
--------------------------------------------------------------------------------
LONG-TERM FUND
Treasury                                                   4.9%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Returns since Admiral Shares inception on February 12, 2001 (February 13 for the Short-Term Treasury Fund).

Because of the sharp drop in interest rates during the 12 months, all our funds ended the fiscal year with yields below their starting points. For example, the yields of Vanguard(R) Short-Term Treasury Fund and our Short-Term Federal Fund declined about 1.7 percentage points on balance.

FINANCIAL MARKETS IN REVIEW

The 12-month period ended January 31 was a very rough stretch for stock investors, while bond investors enjoyed a second consecutive year of solid returns. The Lehman Brothers Aggregate Bond

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2002
                                                  ------------------------------
                                                      ONE      THREE        FIVE
                                                     YEAR      YEARS       YEARS
--------------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX (ENTIRE MARKET)          7.6%       6.3%        7.5%
LEHMAN 10 YEAR MUNICIPAL BOND INDEX                  5.2        4.7         6.3
SALOMON SMITH BARNEY 3-MONTH
  U.S. TREASURY BILL INDEX                           3.7        4.9         5.0
--------------------------------------------------------------------------------
STOCKS
S&P 500 INDEX (LARGE-CAPS)                         -16.1%      -2.8%        9.0%
RUSSELL 2000 INDEX (SMALL-CAPS)                     -3.6        5.6         6.9
WILSHIRE 5000 INDEX (ENTIRE MARKET)                -15.3       -2.3         8.3
MSCI EAFE INDEX (INTERNATIONAL)                    -26.1       -6.9         0.4
================================================================================
CPI
CONSUMER PRICE INDEX                                 1.1%       2.5%        2.2%
--------------------------------------------------------------------------------

Index, a proxy for the taxable, investment-grade U.S. bond market, posted a 12-month return of 7.6% during the fiscal year. Meanwhile, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, lost -;15.3%. Several factors contributed to the stock market's decline, including:

     * The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.

     * The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk--both physical and financial.

     * A steep reduction in corporate profits--12-month net earnings reported by companies in the Standard & Poor's 500 Index fell nearly 50% on average from January 2001 to January 2002.

     * Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation.

     The downturn that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The recession was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in the economy. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.

     Through all the difficulties, consumer spending held up surprisingly well--especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months--the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some of the ground lost earlier.

     Whether such hopeful signs will blossom into a full-fledged recovery by spring or summer is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate the economy. During the fiscal year, the Fed had lowered its target for the federal funds rate--the interest rate that banks charge each other for overnight loans--nine times, for a total reduction of 375 basis points (3.75 percentage points). Those reductions, together with cuts totaling 1 percentage point in January 2001, brought the federal funds rate to 1.75%, its lowest level in four decades.

     Yields of U.S. Treasury securities--which move in the opposite direction from their prices--fell during the 12 months. The decline was particularly pronounced at the shorter end of the maturity spectrum, where issues are most affected by Fed actions. The yield of the 3-month Treasury bill fell 324 basis points to 1.75%. The 3-year Treasury note's yield fell 57 basis points to 4.13%, and the yields of 10-year and 30-year Treasuries fell a mere 8 and 7 basis points to 5.03% and 5.43%, respectively.

     Bond prices generally rose during most of the fiscal period, but dipped in the final months of the calendar year. However, high-yield ("junk") bonds followed the opposite pattern: Their prices declined over much of 2001 in reaction to rising default rates, then surged late in the year--but not enough to regain the lost ground. This was the only bond sector to post a negative return for the 12 months (-;1.4% for the Lehman High Yield Index).
Investment-grade corporate bonds, on the other hand, had the highest returns among bond sectors.

     A weak economy and even weaker corporate profits made for a bad 12 months for the broad U.S. stock market. The market seemed to be heading for its second full year in bear territory: From its peak in March 2000, the Wilshire 5000 Index had plunged -;28% by the end of January 2002. The market hit a three-year low in September after the terrorist attacks, but then rallied in the final weeks of 2001. Still, the returns of most market sectors were in the red for the 12 months ended January 31, although value stocks in the small- and mid-capitalization range produced positive returns.

--------------------------------------------------------------------------------
U.S. Treasury Securities' Month-End Yields: January 2001-;January 2002

                      3-MONTH        3-YEAR       10-YEAR
       1/1/2001          4.99           4.7          5.11
       2/1/2001          4.86          4.61          4.91
       3/1/2001          4.29          4.38          4.93
       4/1/2001          3.88          4.56          5.34
       5/1/2001          3.62          4.59          5.38
       6/1/2001          3.66          4.59          5.41
       7/1/2001          3.52           4.1          5.04
       8/1/2001          3.36             4          4.83
       9/1/2001          2.37          3.28          4.59
      10/1/2001          2.01          2.82          4.23
      11/1/2001          1.72          3.45          4.75
      12/1/2001          1.72          3.79          5.05
       1/1/2002          1.75          4.13          5.03
--------------------------------------------------------------------------------
Source: The Vanguard Group.

-------------------------------------------------------------------------------------------
YIELDS AND RETURNS
                                     SEC 30-DAY                 COMPONENTS OF TOTAL RETURNS
                                 ANNUALIZED YIELDS                    FISCAL YEAR ENDED
                                   ON JANUARY 31,                      JANUARY 31, 2002
                                 -----------------              ---------------------------
                                                                CAPITAL    INCOME     TOTAL
BOND FUND INVESTOR SHARES        2001         2002               RETURN    RETURN    RETURN
-------------------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                        4.99%        3.21%                 1.9%      5.0%      6.9%
Federal                         5.45         3.73                  2.1       5.4       7.5
-------------------------------------------------------------------------------------------
Inflation-Protected Securities  3.60%*       3.12%*                1.9%      4.3%      6.2%
-------------------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                         5.15%        4.49%                0.8%      5.8%      6.6%
GNMA                             6.51         5.81                 0.9       6.5       7.4
-------------------------------------------------------------------------------------------
LONG-TERM FUND
Treasury                         5.38%        5.30%               -0.4%      5.7%      5.3%
-------------------------------------------------------------------------------------------

*Yield is in real terms--not adjusted for inflation. The principal and interest payments of inflation-protected securities are adjusted over time to reflect inflation.

FISCAL 2002 PERFORMANCE OVERVIEW

As  noted  earlier,  four  of  our  six  funds  easily  outpaced  their  average
competitors.    Only   the    Long-Term    Treasury    Fund   and    Vanguard(R)
Inflation-Protected Securities Fund fell short.

     With a return of 6.2%, the Inflation-Protected Securities Fund only slightly lagged the average short-term government bond fund, which holds conventional bonds. (We compare our fund with this group because inflation-indexed securities, a relatively new type of investment, do not yet have a broad-based competitive group of their own.) When inflation is low--as it has been for the past few years--or when it is expected to decline, conventional bonds typically outperform inflation-indexed issues. However, when the rate of inflation rises--or is expected to rise--then inflation-indexed bonds can become more attractive to investors, because conventional bonds offer no protection from a decline in principal value.

     The Long-Term Treasury Fund had the lowest return among our funds (+5.3%), and it lagged its average competitor by 1 percentage point. One reason was that our fund's holdings have a longer maturity, on average, than those of its peers. This difference can help--as it did in fiscal 2001, when we topped our average peer by almost 4 percentage points--but it can also hinder relative returns, as happened in fiscal 2002. The dip in bond prices late in the year was most pronounced for government bonds with the longest maturities. Indeed, among our U.S. government bond funds, only the Long-Term Treasury Fund registered a capital decline for the 12 months, as the table above shows.

     Meanwhile, short-term bonds held on to more of their early price gains. And government agency bonds generally had higher returns than Treasury securities for the 12 months. Accordingly, the Short-Term Federal Fund had the highest return (+7.5%) among our funds, followed closely by Vanguard(R) GNMA Fund (+7.4%).

     We should note that declining interest rates result in price gains for bonds and bond funds, but they also result in lower yields. Over the long run, price fluctuations tend to cancel each other out, leaving interest rates as the primary determinant of a bond investment's total return.

     Falling yields may tempt some investors to switch to longer-term or high-yield bonds to boost income, but we caution that such a move has its own dangers. Long-term bonds typically suffer greater price declines when interest rates rise. High-yield bonds are by nature risky, and they often experience greater price volatility than other bonds, which can offset their higher yield. Longer-term and high-yield bonds may indeed make sense for your portfolio, but be aware of their risks.

LONG-TERM PERFORMANCE OVERVIEW

Over longer periods, all six Vanguard funds easily outpaced their average peers. The table below compares our funds' annualized returns with those of their average competitors for the decade ended January 31 (or since inception, for the Inflation-Protected Securities Fund). The table also shows the growth of a hypothetical $10,000 initial investment in each.

     The key to our success is the skill of our funds' advisers--Wellington Management Company, llp, for the GNMA Fund and Vanguard's Fixed Income Group for the others--combined with our low costs. Our funds' expense ratios--reflecting expenses as a percentage of average net assets--range from 0.25% to 0.31% for Investor Shares (and are even lower for Admiral Shares). That is about one-quarter of the 1.06% (or $10.60 per $1,000

-------------------------------------------------------------------------------------------
TOTAL RETURNS                                              TEN YEARS ENDED JANUARY 31, 2002
                                   --------------------------------------------------------
                                          AVERAGE               FINAL VALUE OF A $10,000
                                      ANNUAL RETURN                 INITIAL INVESTMENT
                                   --------------------        ----------------------------
                                                AVERAGE                             AVERAGE
                                   VANGUARD   COMPETING        VANGUARD           COMPETING
BOND FUND                              FUND        FUND            FUND                FUND
-------------------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                               6.2%        5.6%         $18,201             $17,185
Federal                                6.3         5.5           18,503              17,061
-------------------------------------------------------------------------------------------
Inflation-Protected Securities*        9.0%        8.3%         $11,474             $11,348
-------------------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                               7.5%        6.6%         $20,647             $19,010
GNMA                                   7.3         6.5           20,187              18,773
-------------------------------------------------------------------------------------------
LONG-TERM FUND
Treasury                               8.7%        7.0%         $23,009             $19,710
-------------------------------------------------------------------------------------------
*Since inception on June 29, 2000, for the Inflation-Protected Securities Fund.

in assets)charged by the average fixed income fund. Our cost advantage means that competitors have to generate higher gross returns year after year just to match our net returns. High costs are a burden for any investment program, but particularly for bond funds, because the returns from bonds fall within a narrower range than those from assets such as stocks.

     The performance of stocks and bonds over the past decade has underscored the value of diversification. Despite the recent downturn for stocks, a portfolio invested in the broad U.S. stock market would have generated an annualized return of more than 12% over ten years. A portfolio invested in the broad U.S. bond market would have returned 7.5% annually. A portfolio evenly split between the broad stock and bond markets would have earned about 10%--providing most of the return of the all-stock portfolio but with considerably less volatility. All three hypothetical portfolios would have generated respectable returns, but they all make one big assumption--that the investor stuck with the original asset allocation and did not chase returns.

IN SUMMARY

Over the past several years, investors have seen the bull market of the 1990s transform into the bear market of the new millennium. This shift reinforces the fact that no one can predict the financial markets.

     The lesson is clear: The surest road to long-term investment success is to hold a diversified portfolio balanced among asset classes--stocks, bonds, and short-term investments--in proportions suitable for your goals, time horizon, and risk tolerance. Once you have such a plan, stay the course. Thank you for entrusting your hard-earned money to us.

Sincerely,



/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

February 12, 2002

-------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-;JANUARY 31, 2002

                                                                          DISTRIBUTIONS
                                                                            PER SHARE
                                                                       --------------------
                                        STARTING         ENDING           INCOME    CAPITAL
BOND FUND                            SHARE PRICE    SHARE PRICE        DIVIDENDS      GAINS
-------------------------------------------------------------------------------------------
SHORT-TERM TREASURY FUND
  Investor Shares                        $10.35         $10.54           $0.508     $0.005
  Admiral Shares                          10.34*         10.54            0.502      0.005

SHORT-TERM FEDERAL FUND
  Investor Shares                         10.28          10.50            0.533         --
  Admiral Shares                          10.28*         10.50            0.519         --

INFLATION-PROTECTED SECURITIES FUND       10.55          10.68            0.445      0.070

INTERMEDIATE-TERM TREASURY FUND
  Investor Shares                         10.94          11.03            0.620         --
  Admiral Shares                          10.94*         11.03            0.614         --

GNMA FUND
  Investor Shares                         10.35          10.44            0.650         --
  Admiral Shares                          10.32*         10.44            0.631         --

LONG-TERM TREASURY FUND
  Investor Shares                         10.88          10.84            0.601         --
  Admiral Shares                          10.92*         10.84            0.597         --
-------------------------------------------------------------------------------------------
*Since Admiral Shares inception:  February 13, 2001, for the Short-Term Treasury\
Fund; February 12, 2001, for other funds.

REPORT FROM THE ADVISER
     FOR   SHORT-TERM   TREASURY,   SHORT-TERM   FEDERAL,    INFLATION-PROTECTED
      SECURITIES, INTERMEDIATE-TERM TREASURY, AND LONG-TERM TREASURY FUNDS

THE INVESTMENT ENVIRONMENT

The U.S. economy struggled during the 12 months ended January 31, 2002, but exhibited some encouraging signs of health toward the end. Inflation remained subdued despite the Federal Reserve Board's continuing campaign to boost liquidity through interest rate cuts. And, although layoffs surged and personal income rose only modestly, home sales remained near record levels, supported by low rates on mortgage loans.

     A high degree of economic uncertainty remained in the aftermath of the September 11 terrorist attacks. It became evident that the economic impact of the attacks would not be as dire as initially feared, thanks primarily to the spending stamina of the U.S. consumer. Financial incentives offered by retailers--in particular those from automakers--played a significant role in encouraging consumer activity as the fiscal year came to a close.

     During the period, the impact of the recession reverberated across the country. The unemployment rate, which began the fiscal year at 4.2%, wound up at 5.6%. To weather the slowdown, companies worked off excess inventories and slashed expenses. It appears that some of those moves may be working: Recent reports indicate that orders are up in the manufacturing industry.

     By leaving interest rates unchanged in January, the Fed signaled that its campaign to lower short-term rates was probably over. During the 2001 calendar year, the Fed cut rates 11 times, reducing its target for the federal funds rate from 6.50% to 1.75%.

     As for the future, we believe that the prospects for an economic recovery are encouraging. We base this belief on the stimulative impact of the Fed's rate cuts along with the federal tax cuts and the sharp correction in business inventories.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs. Report from the Adviser
--------------------------------------------------------------------------------

THE U.S. TREASURY MARKET

The Fed's aggressive monetary policy resulted in a significant widening of the yield spread between 2-year Treasury notes and 30-year Treasury bonds. When the fiscal year began, the spread stood at 93 basis points; by the end of the period, it was 228 basis points. Prices of 2-year Treasury notes rose impressively during the period, resulting in a yield decline of about 141 basis points. The yield of 5-year Treasuries was also down for the 12 months, by about 40 basis points. Yields of 10-year Treasury notes and 30-year Treasury bonds dipped slightly.

     Interest rates have risen in recent months, however, primarily because investors' fears about economic weakness--which peaked after the September 11 tragedy--have subsided. As the nation's recession nears a bottom, we would expect the Federal Reserve to end its downward pressure on interest rates, and we therefore look for the yield curve to take on a gentler slope in the year to come.

     The resilience of longer-term bonds was the result of the U.S. Treasury's surprise announcement on October 31 that it would issue no more 30-year bonds. The announcement fueled a brief but significant rally in prices.

     Throughout the year, the Treasury Department carried out its plan to retire high-cost long-term debt--a strategy designed to save the government millions of dollars in interest payments. However, we expect that the Treasury will reduce its buybacks in 2002 in light of recent projections that the federal government will run a deficit over the next two years.

     Finally, increased spending by the federal government--and a likely reduction in tax receipts--should result in a modest increase in the supply of Treasury debt in 2002.

OUR FUNDS

As the difference between the yields of short-term and long-term securities increased, we selectively added longer-maturity securities, which offered higher yields.

     In several of our funds, we increased our holdings of inflation-indexed securities, which appeared attractive because of a relatively low "break-even" inflation rate. (For inflation-indexed securities, whose principal values are adjusted to reflect changes in the Consumer Price Index, the break-even inflation rate is the point at which investors in these securities would receive the same return as investors in Treasury securities over the life of a bond. If the break-even rate is low, there is a better chance that actual inflation will rise above it, causing inflation-indexed securities to outperform conventional bonds.)

     In the Short-Term Federal Fund, we added to our holdings of inflation-indexed securities and we built up a position in mortgage-backed securities. At times during the 12 months, valuations of mortgage securities were very attractive relative to government agency debt because many investors overestimated refinancing risk. The fund's performance, top among our offerings, was aided relative to competitors by our decision to carry fewer U.S. Treasury notes, which underperformed agency securities during the 12 months.

VANGUARD INFLATION-PROTECTED SECURITIES FUND

As you may know, the Inflation-Protected Securities Fund--unlike our other funds--invests primarily in the inflation-indexed bonds described above.

     During the fiscal year, the returns of these securities followed the swings in the Consumer Price Index, which rose during the first six months and fell during the second. The fluctuations in the index were tied to the price volatility in the energy sector. Keep in mind that, while shifts in energy prices often have a significant short-term effect on the inflation rate, the spikes and declines tend to offset each other over longer periods.

     The fund was fully invested in Treasury inflation-indexed securities throughout the fiscal year. We made adjustments to weightings among different maturities in order to optimize performance, but we kept the fund's overall composition fairly close to that of the overall market.

     During the final weeks of the period, the Treasury Department affirmed its commitment to continue issuing inflation-protected bonds. These statements removed some of the uncertainty about the future of these securities. However, in keeping with its decision to suspend issuance of 30-year Treasury bonds, the Treasury will no longer offer 30-year inflation-indexed bonds.

IN CLOSING

In the current environment of low yields, it's important for investors to remember that bond investing involves a tradeoff between income and the desire to preserve principal: A higher yield means more risk.

     Recognizing this, Vanguard's U.S. Government Bond Funds, which provide low-cost exposure to Treasury and agency securities of various maturities, can play an important role in building and maintaining an investment program that is appropriate for your goals and your tolerance for risk.

IAN A. MACKINNON, MANAGING DIRECTOR
ROBERT F. AUWAERTER, PRINCIPAL
JOHN W. HOLLYER, PRINCIPAL
DAVID R. GLOCKE, PRINCIPAL
VANGUARD FIXED INCOME GROUP

February 12, 2002

REPORT FROM THE ADVISOR
  for GNMA Fund

Vanguard GNMA Fund returned 7.4% during the fiscal year ended January 31, 2002. This put us ahead of the average GNMA fund, which returned 6.8%, but slightly behind the Lehman GNMA Index and the Lehman Aggregate Bond Index, both up 7.6%.

THE INVESTMENT ENVIRONMENT

The GNMA Fund's year-to-year performance depends predominantly on the direction of intermediate-term interest rates. During most of the past 12 months, interest rates were declining owing to aggressive actions by the Federal Reserve Board. (The Fed cut its target for short-term rates 11 times in 2001, reducing the rate from 6.50% to 1.75%.) Intermediate-term rates fell particularly quickly after September's terrorist attacks, when it became clear that the economy was in recession. The decline in interest rates resulted in a great number of mortgage refinancings as many American homeowners took the opportunity to lower their monthly mortgage payments or to get extra cash by borrowing larger sums. Indeed, in October, the rate of refinancing reached record levels.

     Although Federal Reserve monetary policy remained stimulative, yields of intermediate- and long-term U.S. Treasury bonds rose sharply in the final three months of our fiscal year. This trend reflected a belief among investors that the U.S. economy was stabilizing and that the Fed wasn't likely to cut rates further. Refinancing activity remained high, reflecting the lag between a homeowner's decision to refinance and the actual execution of the new loan. However, we think that a substantial slowing in refinancings is imminent.

THE FUND'S SUCCESSES

Although mortgage prepayments remained significant for most of the fiscal year, the GNMA Fund continued to produce attractive total returns. This was due largely to the handsome yield spread that GNMA securities provided relative to Treasury bonds. Also, late in the fiscal period, GNMA prices were bolstered by investors' expectations that the pace of refinancing would slow. Given the decline of interest rates across most of the past 12 months, we are pleased to have been able to provide returns a bit higher than those produced by intermediate-term Treasury securities.

THE FUND'S SHORTFALLS

Interest rate volatility works to the disadvantage of mortgage-backed securities. When interest rates are declining, mortgage prepayments accelerate, income falls, and the prices of mortgage-backed securities don't rise as much as those of other bonds. And when interest rates are rising, bond prices fall--mortgage-backed securities included. During the first nine months of fiscal 2002, the market experienced the first of these trends, and during the last quarter, we experienced the second. We can't escape these market dynamics, although we constantly look for strategies to minimize their impact on shareholders.

THE FUND'S POSITIONING

The Fed has clearly indicated it believes that the U.S. economy is on the brink of a recovery and that more cuts in short-term interest rates probably are not necessary. We agree with that view. For the GNMA Fund, this implies a much slower pace of mortgage refinancing and more stability in the fund's level of income. If the economy continues to improve, even slowly, interest rates will probably move higher. In such an environment, we would shift our strategy--to a degree--from an emphasis on protection from higher prepayments to an emphasis on protection from price depreciation due to rising interest rates.

     The potential change in the interest rate environment would produce little change in the fund's security selection process. The key to providing solid income and total returns in the GNMA Fund is to strike a balance between maintaining as high a current yield as is possible without overly exposing the fund to excessive prepayment risk when interest rates are falling or excessive price depreciation should yields suddenly move higher. We believe that the portfolio is well positioned and that the odds greatly favor further competitive performance from Vanguard GNMA Fund.

PAUL D. KAPLAN, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

February 8, 2002

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                       51         52       6,742
Yield                                                           3.3%        5.6%
  Investor Shares                                    3.2%
  Admiral Shares                                     3.4%
Yield to Maturity                                    3.6%       3.3%        5.6%
Average Coupon                                       5.2%       5.5%        6.5%
Average Maturity                                2.8 years  2.5 years   8.2 years
Average Quality                                  Treasury   Treasury         Aaa
Average Duration                                2.1 years  2.3 years   4.6 years
Expense Ratio                                                     --          --
  Investor Shares                                   0.29%
  Admiral Shares                                   0.15%+
Cash Investments                                     3.3%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury                                                                   88.1%
Agency                                                                     11.9
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                                                               11.1%
1-3 Years                                                                  60.9
3-5 Years                                                                  18.7
Over 5 Years                                                                9.3
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Short
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                          Best                Lehman
                                 Fund     Fit*     Fund      Index**
--------------------------------------------------------------------------------
R-Squared                        0.98     1.00     0.89         1.00
Beta                             0.98     1.00     0.58         1.00
--------------------------------------------------------------------------------

*Lehman 1-5 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.
+Annualized.
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                       46        575       6,742
Yield                                                           3.4%        5.6%
  Investor Shares                                    3.7%
  Admiral Shares                                     3.8%
Yield to Maturity                                    4.0%       3.5%        5.6%
Average Coupon                                       6.0%       5.4%        6.5%
Average Maturity                                2.9 years  2.6 years   8.2 years
Average Quality                                    Agency   Treasury         Aaa
Average Duration                                2.1 years  2.2 years   4.6 years
Expense Ratio                                                     --          --
  Investor Shares                                   0.31%
  Admiral Shares                                   0.24%+
Cash Investments                                     2.4%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

Treasury                                                                   18.9%
Agency                                                                     81.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                                                                7.4%
1-3 Years                                                                  40.3
3-5 Years                                                                  44.6
Over 5 Years                                                                7.7
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Short
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                     BEST                 LEHMAN
                                            FUND     FIT*       FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                                   0.95     1.00       0.86        1.00
Beta                                        0.95     1.00       0.56        1.00
--------------------------------------------------------------------------------

*Lehman 1-5 Year U.S. Government Index.
**Lehman Aggregate Bond Index.
+Annualized.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR INFLATION-PROTECTED SECURITIES FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                        9          8       6,742
Yield                                               3.1%+      3.4%+        5.6%
Average Coupon                                      3.6%+       3.7%        6.5%
Average Maturity                               14.4 years 14.1 years   8.2 years
Average Quality                                  Treasury   Treasury         Aaa
Average Duration                                3.8 years  3.6 years   4.6 years
Expense Ratio                                       0.25%         --          --
Cash Investments                                     0.6%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

Treasury                                                                   99.8%
Aaa                                                                         0.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                                                                0.2%
1-5 Years                                                                  20.1
5-10 Years                                                                 43.1
10-20 Years                                                                 0.0
20-30 Years                                                                26.4
Over 30 Years                                                              10.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Short
--------------------------------------------------------------------------------

*Lehman U.S. Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
+In real terms; not adjusted for projected inflation. The principal and interest payments of these securities are adjusted over time to reflect inflation.



VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                       52         23       6,742
Yield                                                           4.7%        5.6%
  Investor Shares                                    4.5%
  Admiral Shares                                     4.6%
Yield to Maturity                                    5.0%       5.2%        5.6%
Average Coupon                                       6.7%       6.2%        6.5%
Average Maturity                                7.8 years  7.3 years   8.2 years
Average Quality                                  Treasury   Treasury         Aaa
Average Duration                                5.3 years  5.5 years   4.6 years
Expense Ratio                                                     --          --
  Investor Shares                                   0.29%
  Admiral Shares                                   0.15%+
Cash Investments                                     0.7%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

Treasury                                                                   86.7%
Agency                                                                     13.3
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                                                                0.5%
1-5 Years                                                                  16.6
5-10 Years                                                                 72.0
10-20 Years                                                                10.9
20-30 Years                                                                 0.0
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                     BEST                 LEHMAN
                                            FUND     FIT*       FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                                   0.99     1.00       0.93        1.00
Beta                                        0.96     1.00       1.32        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Medium
--------------------------------------------------------------------------------
*Lehman 5-10 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.
+Annualized.

FUND PROFILE AS OF JANUARY 31, 2002
  FOR GNMA FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                       24        167       6,742
Yield                                                           6.4%        5.6%
  Investor Shares                                    5.8%
  Admiral Shares                                     5.9%
Yield to Maturity                                    5.9%       6.4%        5.6%
Average Coupon                                       6.6%       7.0%        6.5%
Average Maturity                                4.9 years  7.7 years   8.2 years
Average Quality                                  Treasury   Treasury         Aaa
Average Duration                                3.5 years  3.2 years   4.6 years
Expense Ratio                                                     --          --
  Investor Shares                                   0.25%
  Admiral Shares                                   0.19%+
Cash Investments                                     1.9%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON
  (% of portfolio)

Under 6%                                                                    0.3%
6%-7%                                                                      55.6
7%-8%                                                                      37.8
8%-9%                                                                       5.6
9%-10%                                                                      0.7
10% and Over                                                                0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Medium
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                     BEST                 LEHMAN
                                            FUND     FIT*       FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                                   0.98     1.00       0.85        1.00
Beta                                        1.11     1.00       0.83        1.00
--------------------------------------------------------------------------------

*Lehman GNMA Index.
**Lehman Aggregate Bond Index.
+Annualized.

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 19.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                BEST      LEHMAN
                                                     FUND       FIT*     INDEX**
--------------------------------------------------------------------------------
Number of Issues                                       20         43       6,742
Yield                                                           5.6%        5.6%
  Investor Shares                                    5.3%
  Admiral Shares                                     5.4%
Yield to Maturity                                    5.5%       5.7%        5.6%
Average Coupon                                       7.1%       7.7%        6.5%
Average Maturity                               19.5 years 19.8 years   8.2 years
Average Quality                                  Treasury   Treasury         Aaa
Average Duration                               10.1 years 10.8 years   4.6 years
Expense Ratio                                                     --          --
  Investor Shares                                   0.29%
  Admiral Shares                                   0.15%+
Cash Investments                                     3.9%         --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)

Treasury                                                                   98.5%
Agency                                                                      1.5
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

Under 1 Year                                                                0.2%
1-5 Years                                                                   0.0
5-10 Years                                                                  9.2
10-20 Years                                                                65.5
20-30 Years                                                                25.1
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                     BEST                 LEHMAN
                                            FUND     FIT*       FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                                   1.00     1.00       0.80        1.00
Beta                                        0.99     1.00       1.97        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Credit Quality          Treasury/Agency
Average Maturity        Long
--------------------------------------------------------------------------------

*Lehman Long U.S. Treasury Index.
**Lehman Aggregate Bond Index.
+Annualized.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1992-JANUARY 31, 2002

            SHORT-TERM   AVERAGE SHORT    LEHMAN 1-5 YEAR     LEHMAN AGGREGATE
          TREASURY INV   TREASURY FUND     TREASURY INDEX           BOND INDEX
--------------------------------------------------------------------------------
 199201          10000           10000              10000                10000
 199204          10095           10087              10099                10081
 199207          10494           10313              10517                10625
 199210          10616           10403              10644                10714
 199301          10874           10702              10896                11097
 199304          11135           10921              11145                11417
 199307          11182           10958              11247                11704
 199310          11354           11161              11447                11986
 199401          11476           11260              11563                12111
 199404          11221           11052              11267                11514
 199407          11366           11181              11419                11715
 199410          11384           11274              11407                11546
 199501          11522           11322              11549                11831
 199504          11890           11670              11931                12355
 199507          12231           11943              12306                12899
 199510          12495           12182              12579                13353
 199601          12831           12517              12937                13837
 199604          12688           12374              12796                13423
 199607          12847           12519              12959                13614
 199610          13177           12822              13313                14135
 199701          13330           12938              13464                14288
 199704          13442           13028              13575                14374
 199707          13786           13368              13980                15078
 199710          14003           13554              14222                15391
 199801          14277           13839              14527                15820
 199804          14398           13953              14639                15943
 199807          14610           14154              14876                16265
 199810          15151           14627              15460                16829
 199901          15229           14679              15537                17098
 199904          15246           14696              15548                16942
 199907          15238           14703              15576                16670
 199910          15427           14859              15757                16918
 200001          15412           14879              15736                16782
 200004          15667           15108              15999                17156
 200007          16017           15400              16373                17665
 200010          16389           15715              16743                18153
 200101          17022           16264              17396                19101
 200104          17301           16503              17674                19280
 200107          17679           16829              18082                19907
 200110          18322           17333              18789                20796
 200201          18201           17185              18678                20545
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Short-Term Treasury Fund Investor Shares  6.93%    6.43%    6.17%        $18,201
Average Short Treasury Fund*              5.66     5.84     5.56          17,185
Lehman 1-5 Year Treasury Index            7.37     6.77     6.45          18,678
Lehman Aggregate Bond Index               7.56     7.53     7.47          20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            RETURN SINCE           OF A $250,000
                                             INCEPTION**              INVESTMENT
--------------------------------------------------------------------------------
Short-Term Treasury Fund Admiral Shares            6.97%                $267,430
Lehman 1-5 Year Treasury Index                     7.87                  269,681
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-;JANUARY 31, 2002
--------------------------------------------------------------------------------
                              SHORT-TERM TREASURY FUND
                                  INVESTOR SHARES                        LEHMAN+
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1993                   3.3%              5.4%             8.7%              9.0%
1994                   0.8               4.7              5.5               6.1
1995                  -4.8               5.2              0.4              -0.1
1996                   4.8               6.6             11.4              12.0
1997                  -1.9               5.8              3.9               4.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-;JANUARY 31, 2002
--------------------------------------------------------------------------------
                              SHORT-TERM TREASURY FUND
                                  INVESTOR SHARES                        LEHMAN+
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1998                   1.1%              6.0%             7.1%              7.9%
1999                   1.2               5.5              6.7               7.0
2000                  -4.0               5.2              1.2               1.3
2001                   4.1               6.3             10.4              10.6
2002                   1.9               5.0              6.9               7.4
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**February 13, 2001.
+Lehman 1-5 Year Treasury Index.
Note: See Financial Highlights tables on pages 50 and 51 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                   TEN YEARS
                                              ONE     FIVE    ------------------
                           INCEPTION DATE    YEAR    YEARS  CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------

Short-Term Treasury Fund
  Investor Shares              10/28/1991   7.80%    6.42%    0.49%  5.59% 6.08%
  Admiral Shares                2/13/2001   6.49*       --       --     --    --
--------------------------------------------------------------------------------
*Since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR SHORT-TERM FEDERAL FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1992-January 31, 2002

           SHORT-TERM  AVERAGE 1-5 YEAR    LEHMAN 1-5 YEAR     LEHMAN AGGREGATE
          FEDERAL INV   GOVERNMENT FUND   GOVERNMENT INDEX           BOND INDEX
--------------------------------------------------------------------------------
199201          10000             10000              10000                 10000
199204          10106             10090              10100                 10081
199207          10525             10427              10513                 10625
199210          10643             10516              10640                 10714
199301          10850             10738              10889                 11097
199304          11105             10951              11137                 11417
199307          11217             11059              11240                 11704
199310          11413             11232              11437                 11986
199401          11526             11315              11553                 12111
199404          11247             11015              11259                 11514
199407          11369             11079              11413                 11715
199410          11356             11085              11402                 11546
199501          11501             11190              11542                 11831
199504          11877             11512              11924                 12355
199507          12214             11804              12296                 12899
199510          12495             12110              12570                 13353
199601          12815             12390              12924                 13837
199604          12728             12249              12787                 13423
199607          12886             12362              12953                 13614
199610          13228             12717              13307                 14135
199701          13393             12831              13459                 14288
199704          13501             12934              13572                 14374
199707          13857             13261              13975                 15078
199710          14070             13502              14217                 15391
199801          14338             13715              14516                 15820
199804          14472             13818              14632                 15943
199807          14685             13992              14868                 16265
199810          15158             14415              15431                 16829
199901          15280             14498              15516                 17098
199904          15321             14535              15536                 16942
199907          15264             14452              15555                 16670
199910          15483             14662              15746                 16918
200001          15522             14618              15720                 16782
200004          15752             14865              15985                 17156
200007          16094             15130              16354                 17665
200010          16512             15514              16744                 18153
200101          17215             16045              17418                 19101
200104          17549             16287              17702                 19280
200107          17913             16581              18109                 19907
200110          18565             17199              18824                 20796
200201          18503             17061              18728                 20545
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Short-Term Federal Fund                   7.48%    6.68%    6.35%        $18,503
Average 1-5 Year Government Fund*         6.33     5.86     5.49          17,061
Lehman 1-5 Year Government Index          7.52     6.83     6.48          18,728
Lehman Aggregate Bond Index               7.56     7.53     7.47          20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                           RETURN SINCE            OF A $250,000
                                            INCEPTION**               INVESTMENT
--------------------------------------------------------------------------------
Short-Term Federal Fund Admiral Shares            7.34%                 $268,360
Lehman 1-5 Year Government Index                  7.42                   268,559
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-;JANUARY 31, 2002
--------------------------------------------------------------------------------
                              SHORT-TERM FEDERAL FUND
                                  INVESTOR SHARES                        LEHMAN+
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1993                   2.3%              6.2%             8.5%              8.9%
1994                   1.1               5.1              6.2               6.1
1995                  -5.6               5.4             -0.2              -0.1
1996                   5.0               6.4             11.4              12.0
1997                  -1.7               6.2              4.5               4.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-;JANUARY 31, 2002
--------------------------------------------------------------------------------
                              SHORT-TERM FEDERAL FUND
                                  INVESTOR SHARES                        LEHMAN+
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1998                   0.8%              6.3%             7.1%              7.9%
1999                   0.7               5.9              6.6               6.9
2000                  -4.0               5.6              1.6               1.3
2001                   4.4               6.5             10.9              10.8
2002                   2.1               5.4              7.5               7.5
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**February 12, 2001.
+Lehman 1-5 Year Government Index.
Note: See Financial Highlights tables on pages 51 and 52 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                                   TEN YEARS
                                              ONE     FIVE    ------------------
                           INCEPTION DATE    YEAR    YEARS  CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Short-Term Federal Fund
  Investor Shares              12/31/1987   8.61%    6.68%    0.32%  5.91% 6.23%
  Admiral Shares                2/12/2001   6.79*       --       --     --    --
--------------------------------------------------------------------------------
*Since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR INFLATION-PROTECTED SECURITIES FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JUNE 29, 2000-JANUARY 31, 2002

  INFLATION-PROTECTED    AVERAGE 1-5 YEAR      LEHMAN TREASURY  LEHMAN AGGREGATE
        SECURITIES        GOVERNMENT FUND  INFLAT. NOTES INDEX        BOND INDEX
--------------------------------------------------------------------------------
 6/29/2000      10000               10000                10000             10000
 7/31/2000      10090               10068                10096             10101
10/31/2000      10340               10294                10347             10378
 1/31/2000      10807               10672                10833             10920
 4/30/2001      11156               10826                11184             11023
 7/31/2001      11447               11035                11490             11381
10/31/2001      11807               11412                11848             11889
 1/31/2002      11474               11348                11518             11750
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Inflation-Protected Securities Fund         6.17%        9.03%           $11,474
Average 1-5 Year Government Fund*           6.33         8.27             11,348
Lehman Treasury Inflation Notes Index       6.31         9.29             11,518
Lehman Aggregate Bond Index                 7.56        10.66             11,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JUNE 29, 2000-JANUARY 31, 2002
--------------------------------------------------------------------------------
                        INFLATION-PROTECTED SECURITIES FUND
                                                                        LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
2001                   5.3%              2.8%             8.1%              8.3%
2002                   1.9%              4.3%             6.2%              6.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                              ONE     --------------------------
                           INCEPTION DATE    YEAR     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Inflation-Protected
  Securities Fund               6/29/2000   7.61%       4.39%     4.76%    9.15%
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Lehman Treasury Inflation Notes Index.
Note: See Financial Highlights table on page 52 for dividend and capital gains information.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1992-January 31, 2002

           INTER-TERM   AVERAGE INTERMEDIATE   LEHMAN 5-10 YEAR LEHMAN AGGREGATE
         TREASURY INV          TREASURY FUND     TREASURY INDEX       BOND INDEX
--------------------------------------------------------------------------------
199201          10000                  10000              10000            10000
199204          10016                  10021              10027            10081
199207          10742                  10643              10758            10625
199210          10870                  10741              10885            10714
199301          11314                  11129              11316            11097
199304          11756                  11445              11737            11417
199307          11999                  11648              12048            11704
199310          12349                  11995              12442            11986
199401          12456                  12129              12520            12111
199404          11723                  11493              11730            11514
199407          11903                  11629              11911            11715
199410          11695                  11520              11678            11546
199501          11971                  11767              11961            11831
199504          12542                  12069              12563            12355
199507          13163                  12480              13209            12899
199510          13693                  12875              13744            13353
199601          14241                  13549              14308            13837
199604          13609                  12851              13658            13423
199607          13773                  12980              13817            13614
199610          14334                  13419              14414            14135
199701          14423                  13770              14498            14288
199704          14478                  13525              14516            14374
199707          15166                  14128              15310            15078
199710          15488                  14346              15673            15391
199801          15977                  15105              16193            15820
199804          16015                  15490              16222            15943
199807          16362                  16291              16595            16265
199810          17365                  16295              17769            16829
199901          17485                  16248              17816            17098
199904          17096                  16437              17400            16942
199907          16742                  16250              17053            16670
199910          16932                  16010              17215            16918
200001          16683                  15759              16927            16782
200004          17149                  16225              17433            17156
200007          17664                  16723              17992            17665
200010          18273                  17402              18554            18153
200101          19365                  17915              19594            19101
200104          19480                  18100              19704            19280
200107          20115                  18325              20367            19907
200110          21290                  18672              21608            20796
200201          20647                  19010              20935            20545
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor Shares                         6.62%    7.44%    7.52%        $20,647
Average Intermediate Treasury Fund*       6.11     6.66     6.63          19,010
Lehman 5-10 Year Treasury Index           6.84     7.62     7.67          20,935
Lehman Aggregate Bond Index               7.56     7.53     7.47          20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                           RETURN SINCE            OF A $250,000
                                            INCEPTION**               INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund Admiral Shares    6.57%                 $266,414
Lehman 5-10 Year Treasury Index                   6.65                   266,633
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                        INTERMEDIATE-TERM TREASURY FUND
                              INVESTOR SHARES                           LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1993                   6.1%              7.0%            13.1%             13.2%
1994                   4.1               6.0             10.1              10.6
1995                  -9.6               5.7             -3.9              -4.5
1996                  11.7               7.3             19.0              19.6
1997                  -4.9               6.2              1.3               1.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                        INTERMEDIATE-TERM TREASURY FUND
                              INVESTOR SHARES                           LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1998                   4.1%              6.7%            10.8%             11.7%
1999                   3.3               6.1              9.4              10.0
2000                 -10.1               5.5             -4.6              -5.0
2001                   9.1               7.0             16.1              15.8
2002                   0.8               5.8              6.6               6.8
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**February 12, 2001.
+Lehman 5-10 Year Treasury Index.
Note: See Financial Highlights tables on page 53 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                      ONE    FIVE     --------------------------
                   INCEPTION DATE    YEAR   YEARS     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Intermediate-Term
  Treasury Fund
    Investor Shares    10/28/1991   7.55%   7.35%       0.95%     6.29%    7.24%
    Admiral Shares      2/12/2001   6.07*      --          --        --       --
--------------------------------------------------------------------------------
*Since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR GNMA FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1992-January 31, 2002

            GNMA FUND        AVERAGE GNMA         LEHMAN GNMA   LEHMAN AGGREGATE
      INVESTOR SHARES                FUND               INDEX         BOND INDEX
--------------------------------------------------------------------------------
199201          10000               10000               10000              10000
199204          10120               10102               10140              10081
199207          10579               10549               10536              10625
199210          10714               10634               10691              10714
199301          11040               10968               11013              11097
199304          11222               11177               11226              11417
199307          11425               11411               11443              11704
199310          11467               11497               11501              11986
199401          11613               11613               11683              12111
199404          11207               11132               11232              11514
199407          11438               11320               11467              11715
199410          11297               11143               11324              11546
199501          11654               11428               11653              11831
199504          12177               11900               12196              12355
199507          12635               12367               12681              12899
199510          13040               12711               13044              13353
199601          13477               13105               13457              13837
199604          13219               12822               13286              13423
199607          13406               12978               13466              13614
199610          13936               13416               13977              14135
199701          14172               13605               14212              14288
199704          14289               13694               14353              14374
199707          14884               14295               14937              15078
199710          15216               14542               15264              15391
199801          15568               14868               15598              15820
199804          15743               15007               15789              15943
199807          16006               15269               16052              16265
199810          16332               15526               16359              16829
199901          16626               15763               16637              17098
199904          16683               15796               16763              16942
199907          16320               15509               16501              16670
199910          16698               15756               16864              16918
200001          16477               15563               16685              16782
200004          16972               15950               17148              17156
200007          17408               16366               17620              17665
200010          17974               16826               18192              18153
200101          18804               17583               19013              19101
200104          19021               17749               19242              19280
200107          19569               18256               19791              19907
200110          20250               18867               20478              20796
200201          20187               18773               20448              20545
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
GNMA Fund Investor Shares                 7.35%    7.33%    7.28%        $20,187
Average GNMA Fund*                        6.77     6.65     6.50          18,773
Lehman GNMA Index                         7.55     7.55     7.42          20,448
Lehman Aggregate Bond Index               7.56     7.53     7.47          20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                           RETURN SINCE            OF A $250,000
                                            INCEPTION**               INVESTMENT
--------------------------------------------------------------------------------
GNMA Fund Admiral Shares                          7.47%                 $268,669
Lehman GNMA Index                                 7.65                   269,117
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                                 GNMA FUND
                              INVESTOR SHARES                           LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1993                   2.4%              8.0%            10.4%             10.1%
1994                  -1.0               6.2              5.2               6.1
1995                  -6.5               6.9              0.4              -0.3
1996                   7.6               8.0             15.6              15.5
1997                  -2.1               7.3              5.2               5.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                                 GNMA FUND
                              INVESTOR SHARES                           LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1998                   2.5%              7.4%             9.9%              9.8%
1999                   0.0               6.8              6.8               6.7
2000                  -7.3               6.4             -0.9               0.3
2001                   6.6               7.5             14.1              14.0
2002                   0.9               6.5              7.4               7.6
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**February 12, 2001.
+Lehman GNMA Index.
Note: See Financial Highlights tables on page 54 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                           ONE   FIVE --------------------------
                         INCEPTION DATE   YEAR  YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
GNMA Fund
  Investor Shares             6/27/1980  7.94%  7.25%     -0.11%   7.07%   6.96%
  Admiral Shares              2/12/2001  6.32*     --         --      --      --
--------------------------------------------------------------------------------
*Since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1992-January 31, 2002

            LONG-TERM      AVERAGE GENERAL         LEHMAN LONG  LEHMAN AGGREGATE
         TREASURY INV        TREASURY FUND      TREASURY INDEX        BOND INDEX
--------------------------------------------------------------------------------
199201          10000                10000               10000             10000
199204           9946                 9976                9938             10081
199207          10743                10549               10793             10625
199210          10759                10594               10806             10714
199301          11413                11025               11464             11097
199304          11891                11404               11965             11417
199307          12606                11829               12713             11704
199310          13233                12397               13367             11986
199401          13249                12388               13382             12111
199404          12076                11518               12122             11514
199407          12273                11591               12331             11715
199410          11783                11394               11815             11546
199501          12364                11700               12380             11831
199504          13005                12126               13067             12355
199507          13943                12649               14004             12899
199510          14917                13458               14989             13353
199601          15667                13988               15775             13837
199604          14341                13128               14465             13423
199607          14573                13169               14699             13614
199610          15360                13928               15506             14135
199701          15378                14020               15526             14288
199704          15361                13849               15497             14374
199707          16631                14615               16909             15078
199710          17126                15187               17463             15391
199801          17968                15856               18361             15820
199804          17930                15689               18332             15943
199807          18592                15938               19033             16265
199810          19789                16976               20311             16829
199901          20128                17209               20612             17098
199904          19142                16480               19579             16942
199907          18514                15960               18972             16670
199910          18613                16294               19052             16918
200001          18435                16151               18908             16782
200004          19445                16633               19982             17156
200007          20096                17005               20687             17665
200010          20657                17698               21231             18153
200101          21859                18549               22458             19101
200104          21551                18293               22108             19280
200107          22546                19065               23153             19907
200110          24393                20493               24998             20796
200201          23009                19710               23667             20545
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2002
                                ----------------------------------   FINAL VALUE
                                            ONE     FIVE      TEN   OF A $10,000
                                           YEAR    YEARS    YEARS     INVESTMENT
--------------------------------------------------------------------------------
Long-Term Treasury Fund Investor Shares   5.26%    8.39%    8.69%        $23,009
Average General Treasury Fund*            6.26     7.05     7.02          19,710
Lehman Long Treasury Index                5.38     8.80     9.00          23,667
Lehman Aggregate Bond Index               7.56     7.53     7.47          20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                           RETURN SINCE            OF A $250,000
                                            INCEPTION**               INVESTMENT
--------------------------------------------------------------------------------
Long-Term Treasury Fund Admiral Shares            4.93%                 $262,329
Lehman Long Treasury Index                        5.02                  262,538
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                         LONG-TERM TREASURY FUND
                            INVESTOR SHARES                             LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1993                   6.1%              8.0%            14.1%             14.6%
1994                   8.9               7.2             16.1              16.7
1995                 -13.0               6.3             -6.7              -7.5
1996                  18.7               8.0             26.7              27.4
1997                  -8.2               6.4             -1.8              -1.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                                 GNMA FUND
                              INVESTOR SHARES                           LEHMAN**
FISCAL              CAPITAL            INCOME            TOTAL             TOTAL
YEAR                 RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1998                   9.7%              7.1%            16.8%             18.3%
1999                   5.8               6.2             12.0              12.3
2000                 -13.7               5.3             -8.4              -8.3
2001                  11.7               6.9             18.6              18.8
2002                  -0.4               5.7              5.3               5.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**February 12, 2001.
+Lehman Long Treasury Index.
Note: See Financial Highlights tables on page 55 for dividend and capital gains information.

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                           ONE   FIVE --------------------------
                         INCEPTION DATE   YEAR  YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares             5/19/1986  4.31%  7.99%      1.54%   6.67%   8.21%
  Admiral Shares              2/12/2001  3.67*     --         --      --      --
--------------------------------------------------------------------------------
*Since inception.

FINANCIAL STATEMENTS

JANUARY 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
SHORT-TERM TREASURY FUND                             COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.3%)
U.S. Treasury Bill                                   2.194%            4/18/2002           $        110,500       $       110,099
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2007                     27,993                28,387
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2012                     24,977                24,845
U.S. Treasury Inflation-Indexed Note                  3.50%            1/15/2011                    101,928               102,393
U.S. Treasury Inflation-Indexed Note                 3.625%            1/15/2008                     27,452                28,018
U.S. Treasury Inflation-Indexed Note                 3.875%            1/15/2009                     80,047                82,562
U.S. Treasury Note                                    2.75%            9/30/2003                     55,000                54,913
U.S. Treasury Note                                    3.00%           11/30/2003                    125,000               124,970
U.S. Treasury Note                                    3.25%           12/31/2003                     20,000                20,062
U.S. Treasury Note                                   3.625%            8/31/2003                     35,000                35,440
U.S. Treasury Note                                   3.875%            6/30/2003                    136,000               138,368
U.S. Treasury Note                                   3.875%            7/31/2003                     95,000                96,617
U.S. Treasury Note                                    4.25%            3/31/2003                     16,000                16,338
U.S. Treasury Note                                    5.50%            5/31/2003                      3,000                 3,116
U.S. Treasury Note                                    5.75%           11/15/2005                    140,000               147,868
U.S. Treasury Note                                   5.875%           11/15/2004                    207,000               219,099
U.S. Treasury Note                                    6.25%            2/15/2003                     90,000                93,587
U.S. Treasury Note                                    6.50%           10/15/2006 (3)                 33,000                35,884
U.S Treasury Note                                     6.75%            5/15/2005                     81,000                88,006
U.S. Treasury Note                                   7.875%           11/15/2004                    244,800               271,850
EximBank Guaranteed Export
  (U.S. Government Guaranteed)                        5.73%            7/15/2002 (1)(2)              19,372                19,559
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        6.00%            7/28/2003 (1)                 10,828                11,269
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        7.46%           12/15/2003 (1)                  8,348                 8,919

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
SHORT-TERM TREASURY FUND                             COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       6.104%           10/15/2002 (1)                 18,375                18,816
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                        7.02%             3/1/2003 (1)                  5,313                 5,566
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.10%            8/15/2004 (1)                 25,141                26,097
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.696%            8/15/2003 (1)                  8,165                 8,424
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.76%            3/15/2004 (1)                 12,000                12,588
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.91%            5/15/2005 (1)                  9,700                10,577
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       5.926%            9/15/2003 (1)                 15,129                15,772
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        7.45%            6/15/2006 (1)                 24,545                26,969
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.53%            4/30/2006                     25,000                25,772
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.65%            6/15/2002 (1)                  1,595                 1,632
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.73%            1/15/2004                    124,335               129,795
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.31%            9/30/2004                     20,000                21,228
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.45%            9/30/2004                     80,000                85,191
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.65%            5/15/2006                     55,000                61,159
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        7.00%            7/23/2002 (1)                 18,491                18,688
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        7.25%           12/15/2015 (1)                  4,169                 4,259
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        7.50%           10/28/2002 (1)                 10,797                10,941
                                                                                                                  ---------------
                                                                                                                  $     2,245,643
                                                                                                                  ---------------
AGENCY BONDS AND NOTES (6.3%)
Federal Home Loan Bank                                4.75%            6/28/2004                     55,000                56,450
Federal Home Loan Bank                               5.375%            2/15/2006                     20,000                20,506
Federal Home Loan Mortgage Corp.                      5.969%           3/11/2003 (1)                 12,000                12,244
Federal Home Loan Mortgage Corp.                      7.00%            7/15/2005                     38,000                41,285
Federal National Mortgage Assn.                      4.777%            8/25/2003                      9,689                 9,804
Federal National Mortgage Assn.                       6.13%            12/3/2002                     26,500                26,814
                                                                                                                  ---------------
                                                                                                                  $       167,103
                                                                                                                  ---------------

MORTGAGE-BACKED SECURITIES (5.6%)
Federal Home Loan Mortgage Corp.                      5.50%  12/9/2003-1/12/2004 (1)                  9,491                 9,405
Federal Home Loan Mortgage Corp.                      6.00%   2/2/2004-2/15/2004 (1)                 53,756                54,888
Federal Home Loan Mortgage Corp.                      7.00%   9/6/2004-3/15/2005 (1)                 22,798                23,684
Federal National Mortgage Assn.                       6.00%   5/25/2003-1/9/2004 (1)                 25,599                26,114
Federal National Mortgage Assn.                       7.00% 1/17/2005-10/25/2005 (1)                 33,399                34,676

                                                                                                                  ---------------
                                                                                                                  $       148,767
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $2,504,452)                                                                                               $     2,561,513
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
                                                     COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.4%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                            1.91%             2/1/2002           $         72,460       $        72,460
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H                    1.91%             2/1/2002                    204,726               204,726
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $277,186)                                                                                                 $       277,186
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
  (Cost $2,781,638)                                                                                               $     2,838,699
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       36,256
Security Lending Collateral Payable to Brokers--Note H                                                                  (204,726)
Other Liabilities                                                                                                         (6,741)
                                                                                                                  ---------------
                                                                                                                  $     (175,211)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $     2,663,488
=================================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933. This security may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At January 31, 2002, the value of this security was $19,559,000, representing 0.7% of net assets.
(3)  Securities  with a value of  $1,087,000  have been  segregated  as  initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital--Notes F and I                             $          2,604,709
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains--Notes F and I                             2,420
Unrealized Appreciation (Depreciation)--Notes G and I
Investment Securities                                                    57,061
Futures Contracts                                                          (702)
--------------------------------------------------------------------------------
NET ASSETS                                                 $          2,663,488
================================================================================
Investor Shares--Net Assets
Applicable  to  133,390,839  outstanding  $.001 par value
shares of  beneficial interest (unlimited authorization)   $          1,406,603
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                $              10.54
================================================================================
Admiral Shares--Net Assets
Applicable  to  119,192,870  outstanding  $.001 par value
shares of  beneficial interest (unlimited authorization)   $          1,256,885
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $              10.54
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
SHORT-TERM FEDERAL FUND                              COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.7%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.0%)
U.S. Treasury Inflation-Indexed Note
  (U.S. Government Guaranteed)                       3.375%            1/15/2007           $         55,985       $        56,775
U.S. Treasury Inflation-Indexed Note
  (U.S. Government Guaranteed)                       3.375%            1/15/2012                     99,907                99,378
U.S. Treasury Inflation-Indexed Note
  (U.S. Government Guaranteed)                       3.625%            1/15/2008                      9,883                10,086
U.S. Treasury Inflation-Indexed Note
  (U.S. Government Guaranteed)                       3.875%            1/15/2009                     21,634                22,314
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        5.23%             7/1/2003                      8,043                 8,297
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        0.00%            5/15/2005                      6,500                 7,088
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.53%            4/30/2006                     50,000                51,544
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.31%            9/30/2004 (2)                 10,000                10,614
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.03%           10/31/2003                      5,000                 5,327
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.65%            5/15/2006                     20,000                22,240
U.S. Treasury Note
  (U.S. Government Guaranteed)                       5.875%           11/15/2004                      1,000                 1,059
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        6.50%            7/15/2002                      5,588                 5,743
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        6.50%            11/1/2002                     10,412                10,513
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        7.00%            7/23/2002                     12,327                12,459
Vendee Mortgage Trust
  (U.S. Government Guaranteed)                        7.50%           10/28/2002                      7,262                 7,359
                                                                                                                  ---------------
                                                                                                                  $       330,796
                                                                                                                  ---------------
AGENCY BONDS AND NOTES (60.4%)
Bank United (Federal Home Loan Bank of Atlanta)       5.40%             2/2/2004 LOC                132,425               136,995
Federal Home Loan Bank                               6.875%            8/15/2005                      5,000                 5,397
Federal Home Loan Mortgage Corp.                      5.00%            1/15/2004                     57,000                58,704
Federal Home Loan Mortgage Corp.                      5.25%            2/15/2004                    164,000               169,953
Federal Home Loan Mortgage Corp.                     6.875%            1/15/2005                      5,000                 5,376
Federal Home Loan Mortgage Corp.                      7.00%            2/15/2003                      4,000                 4,190
Federal Home Loan Mortgage Corp.                      7.00%            7/15/2005                     68,500                74,421
Federal Home Loan Mortgage Corp.
  (Structured Pass-Through Certificates)              5.81%             1/1/2002                      2,518                 2,522
Federal Home Loan Mortgage Corp.
  (Structured Pass-Through Certificates)             5.969%            3/11/2003                      8,000                 8,162
Federal Home Loan Mortgage Corp.
  (Structured Pass-Through Certificates)              6.11%            1/11/2002                      6,652                 6,670
Federal Home Loan Mortgage Corp.
  (Structured Pass-Through Certificates)              6.35%             5/1/2002                      1,667                 1,681
Federal Home Loan Mortgage Corp.
  (Structured Pass-Through Certificates)              7.07%            10/8/2002                     13,176                13,246
Federal National Mortgage Assn.                      3.426%            9/25/2026                     20,030                19,842

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
                                                     COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                      4.777%            8/25/2003                      7,380                 7,468
Federal National Mortgage Assn.                       6.13%            12/3/2002                     18,315                18,532
Federal National Mortgage Assn.                       6.17%             3/1/2005                     13,668                14,214
Federal National Mortgage Assn.                      6.366%             3/2/2003                     26,000                26,977
Federal National Mortgage Assn.                       6.50%            8/15/2004                     74,000                78,899
Federal National Mortgage Assn.                       7.00%            7/15/2005                    555,000               602,786
Federal National Mortgage Assn.                      7.125%            2/15/2005                     45,000                48,889
Federal National Mortgage Assn.                       7.20%            3/19/2003                     23,000                23,704
                                                                                                                  ---------------
                                                                                                                  $     1,328,628
                                                                                                                  ---------------

MORTGAGE-BACKED SECURITIES (20.3%)
Federal Home Loan Mortgage Corp.                      5.50%  10/20/2003-5/2/2007 (1)                 88,739                87,987
Federal Home Loan Mortgage Corp.                      6.00%12/15/2003-12/28/2003 (1)                 24,551                25,106
Federal Home Loan Mortgage Corp.                      6.50%             9/1/2011 (1)                 19,982                20,708
Federal Home Loan Mortgage Corp.                      7.00%  4/15/2004-12/1/2010 (1)                 24,162                24,722
Federal Home Loan Mortgage Corp.                      7.50%             2/1/2008 (1)                 8,054                  8,477
Federal National Mortgage Assn.                       6.00%           10/25/2003 (1)                 14,874                15,197
Federal National Mortgage Assn.                       6.50%   10/1/2010-9/1/2016 (1)(3)             111,100               113,808
Federal National Mortgage Assn.                       7.00%   6/7/2004-12/1/2011 (1)                 89,965                93,748
Federal National Mortgage Assn.                       7.50%  6/17/2004-5/14/2006 (1)                 14,342                15,065
Federal National Mortgage Assn.                       8.00% 4/25/2003-10/25/2003 (1)                 39,987                42,048
                                                                                                                  ---------------
                                                                                                                  $       446,866
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,070,383)                                                    $     2,106,290
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.4%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account (Cost $142,447)                 1.91%             2/1/2002                    142,447               142,447
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%) (Cost $2,212,830)                                                                      $     2,248,737
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      25,898
Payables for Investment Securities Purchased                                                                             (67,535)
Other Liabilities                                                                                                         (5,625)
                                                                                                                  ---------------
                                                                                                                  $      (47,262)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $     2,201,475
=================================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Securities  with a value of  $3,020,000  have been  segregated  as  initial margin for open futures contracts.
(3)  Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of January 31, 2002.
LOC--Letter of Credit.

--------------------------------------------------------------------------------
                                                                          AMOUNT
SHORT-TERM FEDERAL FUND                                                    (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note F                                    $          2,170,611
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses--Note F                                  (3,075)
Unrealized Appreciation (Depreciation)--Note G
  Investment Securities                                                  35,907
Futures Contracts                                                        (1,968)
--------------------------------------------------------------------------------
NET ASSETS                                                 $          2,201,475
================================================================================

Investor Shares--Net Assets
Applicable to 173,555,325 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)  $          1,821,473
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                 $              10.50
================================================================================

Admiral Shares--Net Assets
Applicable to 36,207,705 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)   $            380,002
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $              10.50
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
INFLATION-PROTECTED SECURITIES FUND                  COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (99.4%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                 3.375%            4/15/2032           $         87,376       $        85,983
U.S. Treasury Inflation-Indexed Bond                 3.625%            4/15/2028                    216,841               219,903
U.S. Treasury Inflation-Indexed Bond                 3.875%            4/15/2029                     13,597                14,404
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2007                    184,107               186,704
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2012                    112,895               112,298
U.S. Treasury Inflation-Indexed Note                  3.50%            1/15/2011                     14,831                14,898
U.S. Treasury Inflation-Indexed Note                 3.625%            1/15/2008                    110,714               112,996
U.S. Treasury Inflation-Indexed Note                 3.875%            1/15/2009                     73,502                75,812
U.S. Treasury Inflation-Indexed Note                  4.25%            1/15/2010                     67,298                71,062
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $896,671)                                                                  $       894,060
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.1%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized  by U.S.  Government  Obligations  in a
  Pooled Cash Account (Cost $10,036)                  1.91%             2/1/2002                     10,036                10,036
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (Cost $906,707)                                                                        $       904,096
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       24,960
Payables for Investment Securities Purchased                                                                             (28,824)
Other Liabilities                                                                                                           (765)
                                                                                                                  ---------------
                                                                                                                  $       (4,629)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
=================================================================================================================================
Applicable to 84,245,063 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                                $       899,467
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                         $         10.68
=================================================================================================================================
*See Note A in Notes to Financial Statements.


--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                     AMOUNT                  PER
                                                      (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital--Note F                           $ 903,071             $ 10.72
Undistributed Net Investment Income                     876                 .01
Accumulated Net Realized Losses--Note F              (1,869)               (.02)
Unrealized Depreciation--Note G                      (2,611)               (.03)
--------------------------------------------------------------------------------
NET ASSETS                                        $ 899,467             $ 10.68
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
INTERMEDIATE-TERM TREASURY FUND                      COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.3%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.1%)
U.S. Treasury Bond                                    5.00%            8/15/2011           $        108,000       $       107,698
U.S. Treasury Bond                                    7.25%            5/15/2016                     43,450                50,647
U.S. Treasury Bond                                    7.50%           11/15/2016                    147,585               175,880
U.S. Treasury Bond                                   9.875%           11/15/2015                     39,025                55,446
U.S. Treasury Bond                                  10.375%           11/15/2007(3)                 429,150               548,771
U.S. Treasury Bond                                   11.75%           11/15/2014                     20,000                28,544
U.S. Treasury Inflation-Indexed Bond                 3.875%            4/15/2029                    103,755               109,912
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2007                     35,830                36,336
U.S. Treasury Inflation-Indexed Note                 3.375%            1/15/2012                     95,911                95,403
U.S. Treasury Inflation-Indexed Note                  3.50%            1/15/2011                     51,270                51,504
U.S. Treasury Inflation-Indexed Note                 3.625%            1/15/2008                     35,139                35,863
U.S. Treasury Inflation-Indexed Note                 3.875%            1/15/2009                     28,124                29,008
U.S. Treasury Note                                   5.625%            5/15/2008                     95,600               100,190
U.S. Treasury Note                                    6.00%            8/15/2009                    148,650               158,627
U.S. Treasury Note                                   6.125%            8/15/2007                    317,770               341,288
U.S. Treasury Note                                    6.25%            2/15/2007                     10,000                10,788
U.S. Treasury Note                                    6.50%           10/15/2006                     87,750                95,418
U.S. Treasury Note                                    6.50%            2/15/2010                     66,150                72,747
U.S. Treasury Note                                   6.625%            5/15/2007                     35,300                38,712
U.S. Treasury Note                                    7.00%            7/15/2006                    223,900               247,607
Export Funding Trust
  (U.S. Government Guaranteed)                        8.21%            11/7/2004 (1)                  6,378                 7,032
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        7.46%           12/15/2003 (1)                 18,957                20,254
Guaranteed Export Trust
  (U.S. Government Guaranteed)                        7.80%            2/15/2004 (1)                  8,651                 9,436
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                       6.69%             11/4/2005 (1)(2)              34,406                36,237
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                        7.39%            3/26/2004 (1)                  3,375                 3,550
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                        8.17%            7/15/2004 (1)                  5,417                 5,916
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        5.94%            3/20/2004 (1)                 11,842                12,664
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                       6.726%            3/15/2006 (1)                 20,348                21,732
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        6.75%            4/30/2005 (1)                 17,092                18,044
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        7.05%            9/30/2007 (1)                62,143                 67,456
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                        7.60%            7/30/2007 (1)                 36,957                41,426
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.25%            5/15/2005                     27,500                28,242
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.75%            1/15/2008                     60,000                61,929
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        5.87%            7/31/2008                    123,100               126,888
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.07%            4/30/2011                     71,000                72,514
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.49%            7/15/2007                     14,000                14,938

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
                                                     COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.11%            4/15/2007                     33,420                36,671
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.20%            1/15/2010                     12,900                14,185
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.25%            6/15/2010                    135,920               150,075
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.65%            5/15/2006                     15,000                16,680
                                                                                                                  ---------------
                                                                                                                  $     3,156,258
                                                                                                                  ---------------
AGENCY BONDS AND NOTES (11.8%)
Federal Home Loan Mortgage Corp.                      5.50%            9/15/2011                     20,000                19,709
Federal Home Loan Mortgage Corp.                      6.00%            6/15/2011                     30,000                30,584
Federal Home Loan Mortgage Corp.                     6.875%            9/15/2010                     18,000                19,465
Federal Home Loan Mortgage Corp.                      7.00%            3/15/2010                     59,500                64,842
Federal National Mortgage Assn.                      5.375%           11/15/2011                     10,000                 9,753
Federal National Mortgage Assn.                       6.00%            5/25/2011                     75,000                76,667
Federal National Mortgage Assn.                      6.625%           11/15/2010                    140,650               149,857
Federal National Mortgage Assn.                      7.125%            6/15/2010                     30,000                33,027
Federal National Mortgage Assn.                       7.30%            5/25/2010                     30,000                33,000
                                                                                                                  ---------------
                                                                                                                  $       436,904
                                                                                                                  ---------------

MORTGAGE-BACKED SECURITIES (1.4%)
Federal Home Loan Mortgage Corp.                      5.50%  12/9/2003-1/12/2004 (1)                 31,763                31,476
Federal Home Loan Mortgage Corp.                      7.00%   9/6/2004-5/22/2005 (1)                 18,164                18,869
                                                                                                                  ---------------
                                                                                                                  $        50,345
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,488,173)                                                    $     3,643,507
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.7%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                            1.91%             2/1/2002                     17,065                17,065
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H                    1.91%             2/1/2002                    193,409               193,409
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $210,474)                                                                  $       210,474
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.0%) (Cost $3,698,647)                                                                      $     3,853,981
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.0%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       55,475
Security Lending Collateral Payable to Brokers--Note H                                                                  (193,409)
Other Liabilities                                                                                                         (8,707)
                                                                                                                  ---------------
                                                                                                                  $     (146,641)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $     3,707,340
=================================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933. This security may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At January 31, 2002, the value of this security was $36,237,000, representing 1.0% of net assets.
(3)  Securities  with a value of  $2,557,000  have been  segregated  as  initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
INTERMEDIATE-TERM TREASURY FUND                                            (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note I                                    $          3,607,607
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses--Notes F and I                          (54,577)
Unrealized Appreciation (Depreciation)--Notes G and I
Investment Securities                                                   155,334
Futures Contracts                                                        (1,024)
--------------------------------------------------------------------------------
NET ASSETS                                                 $          3,707,340
================================================================================

Investor Shares--Net Assets
Applicable to 179,065,881 outstanding $.001 par value
shares of  beneficial interest (unlimited authorization)   $           1,975,553
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                 $               11.03
================================================================================

Admiral Shares--Net Assets
Applicable to 156,970,931 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)    $           1,731,787
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $               11.03
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
GNMA FUND                                            COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.1%)
---------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                    5.50%  3/15/2013-2/15/2014 (1)       $         53,725       $ 54,127
Government National Mortgage Assn.                    6.00%  1/15/2019-1/15/2032 (1)              3,647,173             3,610,975
Government National Mortgage Assn.                    6.50%  6/15/2008-1/15/2032 (1)              6,885,841             6,983,025
Government National Mortgage Assn.                    7.00%  4/15/2007-1/15/2032 (1)              4,429,443             4,580,523
Government National Mortgage Assn.                    7.25% 12/15/2026-2/15/2027 (1)                  2,025                 2,114
Government National Mortgage Assn.                    7.50% 2/15/2002-10/15/2031 (1)              2,492,517             2,615,531
Government National Mortgage Assn.                    7.75%            2/15/2027 (1)                  3,460                 3,657
Government National Mortgage Assn.                    8.00%  3/15/2002-8/15/2031 (1)                885,945               944,218
Government National Mortgage Assn.                    8.25%  8/15/2004-7/15/2008 (1)                  1,702                 1,822
Government National Mortgage Assn.                    8.50%  1/20/2005-6/15/2028 (1)                115,127               125,779
Government National Mortgage Assn.                    9.00%  9/15/2008-2/15/2023 (1)                 85,881                94,920
Government National Mortgage Assn.                    9.25%  9/15/2016-5/15/2018 (1)                    524                   586
Government National Mortgage Assn.                    9.50%10/15/2002-12/15/2022 (1)                 40,229                44,964
Government National Mortgage Assn.                   10.00%  7/20/2014-8/20/2018 (1)                    710                   805
Government National Mortgage Assn.                   11.00%  7/15/2010-2/20/2016 (1)                    282                   326
Government National Mortgage Assn.                   11.25%  9/20/2015-2/20/2016 (1)                    173                   197
Government National Mortgage Assn.                   11.50% 1/15/2013-11/20/2015 (1)                    268                   312
Government National Mortgage Assn.                   12.00% 10/15/2010-1/20/2016 (1)                    514                   598
Government National Mortgage Assn.                   12.50% 12/20/2013-7/20/2015 (1)                    283                   336
Government National Mortgage Assn.                   13.00%  1/15/2011-1/20/2015 (1)                    231                   278
Government National Mortgage Assn.                   13.25%           10/15/2014 (1)                     38                    45
Government National Mortgage Assn.                   13.50% 5/15/2010-12/15/2014 (1)                     90                   113
Government National Mortgage Assn.                   14.00%  6/15/2011-9/15/2012 (1)                     81                    97
Government National Mortgage Assn.                   15.00%            5/15/2012 (1)                     29                    36
---------------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  OBLIGATIONS (Cost $18,689,026)                                                                                  $    19,065,384
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.8%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized  by U.S. Government Obligations in a
  Pooled Cash Account (Cost $542,323)                 1.91%             2/1/2002                    542,323               542,323
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $19,231,349)                                                                     $    19,607,707
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      172,975
Liabilities                                                                                                             (336,258)
                                                                                                                  ---------------
                                                                                                                  $     (163,283)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $    19,444,424
=================================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------
                                                                          AMOUNT
GNMA FUND                                                                  (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                            $         19,102,507
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses--Note F                                 (34,441)
Unrealized Appreciation--Note G                                         376,358
--------------------------------------------------------------------------------
NET ASSETS                                                 $         19,444,424
================================================================================

Investor Shares--Net Assets
Applicable to 1,517,662,884 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)    $         15,839,022
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                 $              10.44
================================================================================

Admiral Shares--Net Assets
Applicable to 345,462,301 outstanding $.001 par value
shares of  beneficial interest (unlimited authorization)   $          3,605,402
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $              10.44
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE                MARKET
                                                                        MATURITY                     AMOUNT                VALUE*
LONG-TERM TREASURY FUND                              COUPON                 DATE                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (94.7%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.2%)
U.S. Treasury Bond                                    5.25%            2/15/2029           $         26,000       $        24,614
U.S. Treasury Bond                                    5.50%            8/15/2028                     60,000                58,742
U.S. Treasury Bond                                   6.125%            8/15/2029                    135,500               144,963
U.S. Treasury Bond                                    6.25%            5/15/2030                     30,000                32,746
U.S. Treasury Bond                                   6.375%            8/15/2027                    109,150               119,336
U.S. Treasury Bond                                   6.625%            2/15/2027                     35,000                39,350
U.S. Treasury Bond                                    6.75%            8/15/2026 (1)                141,585               161,243
U.S. Treasury Bond                                    7.25%            5/15/2016                     16,000                18,650
U.S. Treasury Bond                                   7.875%            2/15/2021                    204,781               256,785
U.S. Treasury Bond                                    8.00%           11/15/2021                     37,000                47,169
U.S. Treasury Bond                                   8.125%            8/15/2019                     90,523               115,171
U.S. Treasury Bond                                   8.125%            5/15/2021                    256,875               330,102
U.S. Treasury Bond                                   8.875%            2/15/2019                    139,663               188,750
U.S. Treasury Bond                                    9.25%            2/15/2016                     48,775                66,416
U.S. Treasury Inflation-Indexed Bond                 3.875%            4/15/2029                     33,279                35,254
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.07%   4/30/2011         29,000      29,619
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        6.67%   9/15/2009         17,000      18,165
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.20%   1/15/2010          7,100       7,807
Private Export Funding Corp.
  (U.S. Government Guaranteed)                        7.25%   6/15/2010         64,080      70,753
                                                                                                                  ---------------
                                                                                                                  $     1,765,635
                                                                                                                  ---------------

AGENCY BONDS AND NOTES (1.5%)

Federal Home Loan Mortgage Corp.                     5.625%            3/15/2011                     28,200                28,074
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,676,406)                                                                                               $     1,793,709
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.6%)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                            1.91%             2/1/2002                     94,582                94,582
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note H                    1.91%             2/1/2002                    125,261               125,261
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $219,843)                                                                  $       219,843
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.3%) (Cost $1,896,249)                                                                      $     2,013,552
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.3%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       45,128
Security Lending Collateral Payable to Brokers--Note H                                                                  (125,261)
Other Liabilities                                                                                                        (38,666)
                                                                                                                  ---------------
                                                                                                                  $     (118,799)
                                                                                                                  ---------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                 $     1,894,753
=================================================================================================================================
*See Note A in Notes to Financial Statements.
(1) Securities with a value of $5,696,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                          AMOUNT
LONG-TERM TREASURY FUND                                                    (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note I                                    $          1,779,450
Undistributed Net Investment Income                                          --
Accumulated Net Realized Losses--Notes F and I                           (1,367)
Unrealized Appreciation (Depreciation)--Notes G and I
Investment Securities                                                   117,303
Futures Contracts                                                          (633)
--------------------------------------------------------------------------------
NET ASSETS                                                 $          1,894,753
================================================================================

Investor Shares--Net Assets
Applicable  to  125,752,995 outstanding $.001 par value
shares of  beneficial interest (unlimited authorization)   $          1,363,117
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES $10.84
================================================================================

Admiral Shares--Net Assets
Applicable  to  49,045,597 outstanding $.001 par value
shares of  beneficial interest (unlimited authorization)   $            531,636
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                  $              10.84
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------------------------------------
                                                       INFLATION-            INTERMEDIATE-
                                  SHORT-TERM          SHORT-TERM                 PROTECTED                TERM
                                    TREASURY             FEDERAL                SECURITIES            TREASURY
                                        FUND                FUND                      FUND                FUND
                                ------------------------------------------------------------------------------
                                                               YEAR ENDED JANUARY 31, 2002
                                ------------------------------------------------------------------------------
                                       (000)                (000)                    (000)               (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                         $ 104,560           $   98,375               $   18,792         $   179,302
  Security Lending                     1,148                  115                       46               1,001
--------------------------------------------------------------------------------------------------------------
    Total Income                     105,708               98,490                   18,838             180,303
--------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B       209                  216                       50                 305
  The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                    3,336                4,233                    1,009               4,928
    Admiral Shares                     1,037                  523                       --               1,499
  Marketing and Distribution
    Investor Shares                      209                  249                       49                 290
    Admiral Shares                        91                   21                       --                 126
  Custodian Fees                          32                   46                        5                  32
  Auditing Fees                           12                   12                       12                  12
  Shareholders' Reports
    Investor Shares                       17                   21                        3                  23
    Admiral Shares                         1                   --                       --                   1
  Trustees' Fees and Expenses              2                    2                       --                   3
--------------------------------------------------------------------------------------------------------------
    Total Expenses                     4,946                5,323                    1,128               7,219
    Expenses Paid Indirectly--Note D     (13)                 (10)                      --                  --
--------------------------------------------------------------------------------------------------------------
    Net Expenses                       4,933                5,313                    1,128               7,219
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                100,775               93,177                   17,710             173,084
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
  Investment Securities Sold          19,967               33,572                    2,560              14,179
  Futures Contracts                      (54)              (3,107)                      38                 894
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)              19,913               30,465                    2,598              15,073
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
  Investment Securities               21,401                6,255                   (6,856)            26,275
  Futures Contracts                     (702)              (1,670)                      --             (1,024)
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                    20,699                4,585                   (6,856)            25,251
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS $ 141,387           $  128,227               $   13,452         $  213,408
==============================================================================================================

--------------------------------------------------------------------------------
                                                                       LONG-TERM
                                                      GNMA              TREASURY
                                                      FUND                  FUND
                                                   -----------------------------
                                                    YEAR ENDED JANUARY 31, 2002
                                                   -----------------------------
                                                    (000)                  (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
INTEREST                                     $   1,087,440          $   102,437
Security Lending                                        --                  205
--------------------------------------------------------------------------------
    Total Income                                 1,087,440              102,642
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                     1,790                  204
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                 30,446                3,626
    Admiral Shares                                   3,701                  488
  Marketing and Distribution
    Investor Shares                                  2,039                  207
    Admiral Shares                                     172                   39
  Custodian Fees                                     1,751                   24
  Auditing Fees                                         12                   12
  Shareholders' Reports
    Investor Shares                                    137                   19
    Admiral Shares                                      --                   --
  Trustees' Fees and Expenses                           19                    2
--------------------------------------------------------------------------------
    Total Expenses                                  40,067                4,621
    Expenses Paid Indirectly--Note D                  (166)                  (3)
--------------------------------------------------------------------------------
    Net Expenses                                    39,901                4,618
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                            1,047,539               98,024
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                        17,374               20,983
  Futures Contracts                                     --                  757
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                            17,374               21,740
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                            109,552              (16,894)
  Futures Contracts                                     --                 (633)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)   109,552              (17,527)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   1,174,465          $   102,237
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                SHORT-TERM            SHORT-TERM
                                             TREASURY FUND          FEDERAL FUND
                                         --------------------  -----------------
                                                   YEAR ENDED JANUARY 31,
                                         ---------------------------------------
                                         2002         2001      2002        2001
                                        (000)        (000)     (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income             $ 100,775    $  68,695  $ 93,177  $  89,469
  Realized Net Gain (Loss)             19,913        1,866    30,465     (2,850)
  Change in Unrealized Appreciation
    (Depreciation)                     20,699       44,812     4,585     66,999
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net
    Assets Resulting from Operations  141,387      115,373   128,227    153,618
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                   (61,929)     (68,695)  (81,191)   (89,469)
    Admiral Shares                    (38,846)          --   (11,986)        --
  Realized Capital Gain*
    Investor Shares                      (659)          --        --         --
    Admiral Shares                       (587)          --        --         --
--------------------------------------------------------------------------------
    Total Distributions              (102,021)     (68,695)  (93,177)   (89,469)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
    Investor Shares                   166,103       (9,956)  247,636      1,284
    Admiral Shares                1,244,617**           --   374,970         --
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    from Capital Share Transactions 1,410,720       (9,956)  622,606      1,284
--------------------------------------------------------------------------------
  Total Increase (Decrease)         1,450,086       36,722   657,656     65,433
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period               1,213,402    1,176,680 1,543,819  1,478,386
--------------------------------------------------------------------------------
  End of Period                   $ 2,663,488   $1,213,402$2,201,475 $1,543,819
================================================================================

* Includes short-term gain distributions of $997,000 that are treated as ordinary income for tax purposes.
** Includes shares issued in exchange for the net assets of Vanguard Admiral Short-Term Treasury Fund. See Note J in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                              INFLATION-PROTECTED                       INTERMEDIATE-TERM
                                                SECURITIES FUND                           TREASURY FUND
                                      ------------------------------------     ------------------------------
                                        YEAR ENDED        JUNE 5, 2000* TO            YEAR ENDED JANUARY 31,
                                                                               ------------------------------
                                     JAN. 31, 2002           JAN. 31, 2001           2002               2001
                                             (000)                   (000)          (000)              (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                    $  17,710               $   3,698    $   173,084       $    103,536
Realized Net Gain (Loss)                     2,598                     500         15,073              4,433
Change in Unrealized Appreciation
    (Depreciation)                          (6,856)                  4,245         25,251            139,789
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations               13,452                   8,443        213,408            247,758
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                        (17,333)                 (3,199)      (105,992)          (103,536)
    Admiral Shares                              --                      --        (67,092)                --
  Realized Capital Gain**
    Investor Shares                         (3,789)                   (137)            --                 --
    Admiral Shares                              --                      --             --                 --
-------------------------------------------------------------------------------------------------------------
    Total Distributions                    (21,122)                 (3,336)      (173,084)          (103,536)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
  Investor Shares                          737,097                 164,933        161,994             (2,026)
  Admiral Shares                                --                      --      1,710,399+                --
-------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
     from Capital Share Transactions       737,097                 164,933      1,872,393             (2,026)
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                729,427                 170,040      1,912,717            142,196
-------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                      170,040                      --      1,794,623          1,652,427
-------------------------------------------------------------------------------------------------------------
  End of Period                          $ 899,467               $ 170,040    $ 3,707,340       $  1,794,623
=============================================================================================================
 *   Commencement of operations.
**   Represents  short-term  gain  distributions  that are  treated as  ordinary income for tax purposes.
+    Includes  shares issued in exchange for the net assets of Vanguard  Admiral
     Intermediate-Term   Treasury  Fund.  See  Note  J  in  Notes  to  Financial
     Statements.

------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM
                                                  GNMA FUND                     TREASURY FUND
                                             ----------------------       ----------------------
                                                            YEAR ENDED JANUARY 31,
                                             ---------------------------------------------------
                                               2002           2001          2002           2001
                                              (000)          (000)          (000)          (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                  $  1,047,539   $    884,729   $    98,024    $    72,618
Realized Net Gain (Loss)                     17,374        (41,124)       21,740          1,226
------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation
  (Depreciation)                            109,552        873,040       (17,527)       133,669
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations             1,174,465      1,716,645       102,237        207,513
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                        (906,603)      (884,729)      (76,139)       (72,618)
    Admiral Shares                         (140,936)            --       (21,885)            --

  Realized Capital Gain
    Investor Shares                              --             --            --             --
    Admiral Shares                               --             --            --             --
------------------------------------------------------------------------------------------------
    Total Distributions                  (1,047,539)      (884,729)      (98,024)       (72,618)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J
  Investor Shares                         1,357,914      1,318,800        (1,027)        52,422
  Admiral Shares                          3,581,309             --      526,170*             --
------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
    from Capital Share Transactions       4,939,223      1,318,800       525,143         52,422
------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               5,066,149      2,150,716       529,356        187,317
------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                    14,378,275     12,227,559     1,365,397      1,178,080
------------------------------------------------------------------------------------------------
  End of Period                        $ 19,444,424   $ 14,378,275   $ 1,894,753    $ 1,365,397
================================================================================================
*    Includes  shares issued in exchange for the net assets of Vanguard  Admiral
     Long-Term Treasury Fund. See Note J in Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM TREASURY FUND INVESTOR SHARES
                                                                           YEAR ENDED JANUARY 31,
                                                        ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.35        $   9.94     $   10.37     $   10.27     $   10.16
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .508            .596          .534          .545          .590
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .195            .410        (.413)          .122          .110
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .703           1.006          .121          .667          .700
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.508)          (.596)        (.534)        (.545)        (.590)
  Distributions from Realized Capital Gains               (.005)              --        (.017)        (.022)            --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.513)          (.596)        (.551)        (.567)        (.590)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  10.54        $  10.35     $    9.94     $   10.37     $   10.27
==========================================================================================================================

TOTAL RETURN                                               6.93%          10.45%         1.20%         6.66%         7.11%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $  1,407        $  1,213     $   1,177     $   1,197     $   1,009
  Ratio of Total Expenses to Average Net Assets            0.29%           0.27%         0.27%         0.27%         0.27%
  Ratio of Net Investment Income to Average Net Assets     4.82%           5.91%         5.27%         5.27%         5.80%
  Portfolio Turnover Rate                                   102%            296%          124%          132%           83%
==========================================================================================================================

--------------------------------------------------------------------------------
                                                             SHORT-TERM TREASURY
                                                             FUND ADMIRAL SHARES
                                                               FEB. 13, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  10.34
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .502
  Net Realized and Unrealized Gain (Loss) on Investments                   .205
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .707
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.502)
  Distributions from Realized Capital Gains                               (.005)
--------------------------------------------------------------------------------
    Total Distributions                                                   (.507)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $  10.54
================================================================================

TOTAL RETURN                                                               6.97%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                 $   1,257
  Ratio of Total Expenses to Average Net Assets                          0.15%**
  Ratio of Net Investment Income to Average Net Assets                   4.73%**
  Portfolio Turnover Rate                                                   102%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                     SHORT-TERM FEDERAL FUND INVESTOR SHARES
                                                                              YEAR ENDED JANUARY 31,
                                                        ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.28        $   9.85     $   10.26     $   10.19     $   10.11
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .533            .608          .567          .581          .611
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             .220            .430        (.410)          .070          .080
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .753           1.038          .157          .651          .691
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.533)          (.608)        (.567)         (.581)       (.611)
  Distributions from Realized Capital Gains                   --              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.533)          (.608)        (.567)        (.581)        (.611)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  10.50        $  10.28     $    9.85     $   10.26     $   10.19
==========================================================================================================================

TOTAL RETURN                                               7.48%          10.91%         1.59%         6.57%         7.06%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $  1,821        $  1,544     $   1,478     $   1,644     $   1,460
  Ratio of Total Expenses to Average Net Assets            0.31%           0.28%         0.27%         0.27%         0.27%
  Ratio of Net Investment Income to Average Net Assets     5.07%           6.10%         5.64%         5.68%         6.04%
  Portfolio Turnover Rate                                    80%            169%           93%          107%           94%
==========================================================================================================================

--------------------------------------------------------------------------------
                                          SHORT-TERM FEDERAL FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.28
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .519
  Net Realized and Unrealized Gain (Loss) on Investments                    .220
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.519)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.519)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $  10.50
================================================================================

TOTAL RETURN                                                               7.34%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $    380
  Ratio of Total Expenses to Average Net Assets                          0.24%**
  Ratio of Net Investment Income to Average Net Assets                   4.96%**
  Portfolio Turnover Rate                                                    80%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------
                                             INFLATION-PROTECTED SECURITIES FUND
                                                   YEAR ENDED   JUNE 5, 2000* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  JAN. 31, 2002      JAN. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.55           $  10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .425                .30
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       .220                .53
--------------------------------------------------------------------------------
    Total from Investment Operations                     .645                .83
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.445)              (.27)
  Distributions from Realized Capital Gains            (.070)              (.01)
--------------------------------------------------------------------------------
    Total Distributions                                (.515)              (.28)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $  10.68           $  10.55
================================================================================

TOTAL RETURN                                            6.17%              8.07%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $    899           $    170
  Ratio of Total Expenses to
    Average Net Assets                                  0.25%            0.25%**
  Ratio of Net Investment Income to
    Average Net Assets                                  3.92%            6.38%**
  Portfolio Turnover Rate                                 75%               122%
================================================================================
* Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**   Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
                                                                              YEAR ENDED JANUARY 31,
                                                        ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.94        $  10.03     $   11.16     $   10.80      $  10.37
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .620            .649          .625          .630          .647
  Net Realized and Unrealized Gain (Loss) on Investments    .090            .910       (1.130)          .360          .430
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .710           1.559        (.505)          .990         1.077
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.620)          (.649)        (.625)        (.630)        (.647)
  Distributions from Realized Capital Gains                   --              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.620)          (.649)        (.625)        (.630)        (.647)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  11.03        $  10.94     $   10.03     $   11.16     $   10.80
==========================================================================================================================

TOTAL RETURN                                               6.62%          16.07%        -4.59%         9.44%        10.78%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $  1,976        $  1,795     $   1,652     $   1,876     $   1,595
   Ratio of Total Expenses to Average Net Assets           0.29%           0.28%         0.27%         0.27%         0.27%
  Ratio of Net Investment Income to Average Net Assets     5.60%           6.25%         5.96%         5.76%         6.19%
  Portfolio Turnover Rate                                    33%             56%           66%           63%           30%
==========================================================================================================================


--------------------------------------------------------------------------------
                                  INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .614
  Net Realized and Unrealized Gain (Loss) on Investments                    .090
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .704
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.614)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.614)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                          $  11.03
================================================================================

TOTAL RETURN                                                               6.57%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $  1,732
  Ratio of Total Expenses to Average Net Assets                          0.15%**
  Ratio of Net Investment Income to Average Net Assets                   5.65%**
  Portfolio Turnover Rate                                                    33%
================================================================================
 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                     GNMA FUND INVESTOR SHARES
                                                                        YEAR ENDED JANUARY 31,
                                                        ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.35        $   9.71     $   10.47     $   10.48     $   10.23
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .650            .685          .669          .687          .718
  Net Realized and Unrealized Gain (Loss) on Investments    .090            .640        (.760)          .002          .253
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .740           1.325        (.091)          .689          .971
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.650)          (.685)        (.669)        (.687)        (.718)
  Distributions from Realized Capital Gains                   --              --            --        (.012)        (.003)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.650)          (.685)        (.669)        (.699)        (.721)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  10.44        $  10.35     $    9.71     $   10.47     $   10.48
==========================================================================================================================

TOTAL RETURN                                               7.35%          14.12%        -0.89%         6.79%         9.86%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $ 15,839        $ 14,378     $  12,228     $  11,354     $   8,894
Ratio of Total Expenses to Average Net Assets              0.25%           0.27%         0.27%         0.30%         0.31%
Ratio of Net Investment Income to Average Net Assets       6.24%           6.85%         6.63%         6.56%         6.97%
Portfolio Turnover Rate                                      8%               8%            5%            7%            3%
==========================================================================================================================


--------------------------------------------------------------------------------
                                                        GNMA FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.32
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .631
  Net Realized and Unrealized Gain (Loss) on Investments                    .120
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .751
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.631)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.631)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                          $  10.44
================================================================================

TOTAL RETURN                                                               7.47%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $  3,605
  Ratio of Total Expenses to Average Net Assets                          0.19%**
  Ratio of Net Investment Income to Average Net Assets                   6.17%**
  Portfolio Turnover Rate                                                     8%
================================================================================
 *Inception.
**Annualized.

                                       54

--------------------------------------------------------------------------------------------------------------------------
                                                                   LONG-TERM TREASURY FUND INVESTOR SHARES
                                                                             YEAR ENDED JANUARY 31,
                                                        ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.88        $   9.74     $   11.42     $   10.79     $    9.84
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .601            .621          .611          .629          .643
    Net Realized and Unrealized Gain (Loss)
     on Investments                                       (.040)           1.140       (1.560)          .630          .950
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .561           1.761        (.949)         1.259         1.593
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.601)          (.621)        (.611)        (.629)        (.643)
  Distributions from Realized Capital Gains                   --              --        (.120)            --            --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.601)          (.621)        (.731)        (.629)        (.643)
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  10.84        $  10.88     $    9.74     $   11.42     $   10.79
==========================================================================================================================

TOTAL RETURN                                               5.26%          18.57%        -8.41%        12.02%        16.85%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $  1,363        $  1,365     $   1,178     $   1,450     $   1,061
  Ratio of Total Expenses to Average Net Assets            0.29%           0.29%         0.28%         0.27%         0.27%
  Ratio of Net Investment Income to Average Net Assets     5.52%           6.00%         5.98%         5.69%         6.38%
  Portfolio Turnover Rate                                    64%             49%           43%           22%           18%
==========================================================================================================================


--------------------------------------------------------------------------------
                                          LONG-TERM TREASURY FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.92
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .597
  Net Realized and Unrealized Gain (Loss) on Investments                  (.080)
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .517
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.597)
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.597)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                          $  10.84
================================================================================

TOTAL RETURN                                                               4.93%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $    532
  Ratio of Total Expenses to Average Net Assets                          0.15%**
  Ratio of Net Investment Income to Average Net Assets                   5.60%**
  Portfolio Turnover Rate                                                    64%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

     The Short-Term Treasury, Short-Term Federal, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on February 12, 2001 (February 13, 2001, for the Short-Term Treasury Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.


B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.


C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTED    PERCENTAGE      PERCENTAGE
                                       TO VANGUARD       OF FUND   OF VANGUARD'S
BOND FUND                                    (000)    NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                         $  484         0.02%           0.48%
Short-Term Federal                             393         0.02            0.39
Inflation-Protected Securities                 142         0.02            0.14
Intermediate-Term Treasury                     682         0.02            0.68
GNMA                                         3,494         0.02            3.49
Long-Term Treasury                             351         0.02            0.35
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2002, custodian fee offset arrangements reduced expenses of the Short-Term Treasury, Short-Term Federal, GNMA, and Long-Term Treasury Funds by $13,000, $10,000, $166,000, and $3,000, respectively.

E. During the year ended January 31, 2002, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                                   (000)
                                                        ------------------------
                                                            U.S. GOVERNMENT
                                                                SECURITIES
                                                        ------------------------
BOND FUND                                              PURCHASES           SALES
--------------------------------------------------------------------------------
Short-Term Treasury                                  $ 2,301,546      $1,994,825
Short-Term Federal                                     2,222,081       1,399,143
Inflation-Protected Securities                         1,120,022         367,506
Intermediate-Term Treasury                             1,437,102         979,108
GNMA                                                  10,705,196       1,327,304
Long-Term Treasury                                     1,103,265       1,088,707
--------------------------------------------------------------------------------

F. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Treasury, Short-Term Federal, Intermediate-Term Treasury, and Long-Term Treasury Funds had realized losses through January 31, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $1,622,000, $5,247,000, $1,389,000, and $3,210,000, respectively. (See Note G.)

     For tax purposes, at January 31, 2002, the funds had the following capital gains available for distribution, or capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                                CAPITAL LOSS
                                       CAPITAL GAINS    ------------------------
                                       AVAILABLE FOR                  EXPIRATION
                                        DISTRIBUTION    AMOUNT    FISCAL YEAR(S)
BOND FUND                                      (000)     (000)    ENDING JAN. 31
--------------------------------------------------------------------------------
Short-Term Treasury                           $3,339        --                --
Short-Term Federal                               204        --                --
Inflation-Protected Securities                    --   $ 2,483              2011
Intermediate-Term Treasury                        --    54,089         2008-2009
GNMA                                              --    34,638              2009
Long-Term Treasury                             1,266        --                --
--------------------------------------------------------------------------------

     The Short-Term Treasury and Short-Term Federal Funds' capital gains available for distribution include $3,339,000 and $204,000, respectively, of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

     The Short-Term Treasury, Short-Term Federal, and Long-Term Treasury Funds used capital loss carryforwards of $15,291,000, $33,008,000, and $20,166,000, respectively, to offset taxable capital gains realized during the year ended January 31, 2002, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For the Short-Term Treasury and Long-Term Treasury Funds, these amounts include capital losses acquired in connection with the acquisition of the net assets of the Vanguard Admiral Short-Term and Admiral Long-Term Treasury Funds. (See Note I.)

     The Short-Term Treasury, Short-Term Federal, and Inflation-Protected Securities Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the Short-Term Treasury, Short-Term Federal, and Inflation-Protected Securities Funds have reclassified $648,000, $27,000, and $1,041,000, respectively, from accumulated net realized gains to paid-in capital.

G. At January 31, 2002, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                                   (000)
                                                    ----------------------------
                                                                  NET UNREALIZED
                                   APPRECIATED     DEPRECIATED      APPRECIATION
BOND FUND                           SECURITIES      SECURITIES    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury*                  $ 56,881       $ (1,442)         $ 55,439
Short-Term Federal*                     31,945         (1,285)           30,660
Inflation-Protected Securities           2,197         (4,808)           (2,611)
Intermediate-Term Treasury*            161,101         (7,156)          153,945
GNMA                                   406,519        (30,161)          376,358
Long-Term Treasury*                    124,823        (10,730)          114,093
--------------------------------------------------------------------------------
*See Note F.

     At January 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2002 and the related unrealized depreciation were:


--------------------------------------------------------------------------------
                                                                (000)
                                                        ------------------------
                                     NUMBER OF         AGGREGATE      UNREALIZED
                                  LONG (SHORT)        SETTLEMENT    APPRECIATION
BOND FUND/FUTURES CONTRACTS          CONTRACTS             VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Treasury/
  5-Year Treasury Note                    (530)        $  56,221        $  (620)
  10-Year Treasury Note                     54             5,717            (12)
  30-Year Treasury Bond                     74             7,610            (70)

Short-Term Federal/
  5-Year Treasury Note                  (2,512)          266,468         (1,319)
  30-Year Treasury Bond                    404            41,549           (649)

Intermediate-Term Treasury/
  5-Year Treasury Note                    (764)           81,044           (888)
  10-Year Treasury Note                    283            29,963            (61)
  30-Year Treasury Bond                     92             9,462            (75)

Long-Term Treasury/
  5-Year Treasury Note                    (415)           44,022           (491)
  10-Year Treasury Note                    175            18,528            (38)
  30-Year Treasury Bond                     82             8,433           (104)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

H. The market values of securities on loan to broker/dealers at January 31, 2002, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                        (000)
                                 -----------------------------------------------
                                                             COLLATERAL RECEIVED
                                  MARKET VALUE    ------------------------------
                                     OF LOANED                     U.S. TREASURY
BOND FUND                           SECURITIES          CASH          SECURITIES
--------------------------------------------------------------------------------
Short-Term Treasury                 $1,073,183      $204,726            $903,404
Short-Term Federal                      10,947            --              11,297
Intermediate-Term Treasury           1,079,501       193,409             925,461
Long-Term Treasury                     331,388       125,261             214,878
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

I. On May 31, 2001, the Short-Term, Intermediate-Term, and Long-Term Treasury Funds acquired the net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Funds, respectively, pursuant to agreements approved by the Admiral Funds' shareholders on May 22, 2001. Each acquisition was accomplished by a tax-free exchange of each fund's capital shares for the outstanding shares of the corresponding Admiral Fund on May 31, 2001. The numbers of outstanding Admiral Fund shares exchanged and fund shares issued in connection with the acquisition, and the combined net assets on the merger date, were:

-----------------------------------------------------------------------------------------------------------------
                                                           (000)
                          ---------------------------------------------------------------------------------------

                                        SHARES                             NET ASSETS
                          ---------------------------------------------------------------------------------------
                                                VANGUARD
                                         U.S. GOVERNMENT                              VANGUARD
                             ADMIRAL           BOND FUND                       U.S. GOVERNMENT
                              SHARES              SHARES        ADMIRAL                   BOND
BOND FUND                  EXCHANGED              ISSUED        FUND                      FUND           COMBINED
-----------------------------------------------------------------------------------------------------------------
Short-Term Treasury          102,366             101,084      $1,049,403            $1,302,671         $2,352,074
Intermediate-Term
  Treasury                   136,660             133,755       1,446,945             1,944,994          3,391,939
Long-Term Treasury            41,425              42,642         449,873             1,408,978          1,858,851
-----------------------------------------------------------------------------------------------------------------

     Net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Fund included $14,184,000, $40,286,000, and $16,581,000, respectively, of unrealized appreciation on the merger date.

     The Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds acquired capital loss carryforwards of $4,117,000, $25,330,000, and $5,895,000 in connection with the mergers. Accordingly, these losses have been reclassified from paid-in capital to accumulated net realized losses.

J. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31,
                                      ------------------------------------------
                                                    2002                2001
                                      ------------------------------------------
                                          AMOUNT      SHARES     AMOUNT   SHARES
BOND FUND                                  (000)       (000)      (000)    (000)
--------------------------------------------------------------------------------
SHORT-TERM TREASURY
Investor Shares
  Issued                               $ 658,692      63,122   $351,899   34,928
  Issued in Lieu of Cash Distributions    54,717       5,213     60,385    5,990
  Redeemed                             (547,306)     (52,202) (422,240) (41,988)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                      166,103      16,133    (9,956)  (1,070)
                                      ------------------------------------------
Admiral Shares
  Issued*                              1,533,213     146,587         --       --
  Issued in Lieu of Cash Distributions    31,970       3,033         --       --
  Redeemed                             (320,566)    (30,427)         --       --
                                      ------------------------------------------
    Net Increase (Decrease)-
    Admiral Shares                     1,244,617     119,193         --       --
--------------------------------------------------------------------------------
SHORT-TERM FEDERAL
  Investor Shares
  Issued                               $ 912,443      87,296   $398,595   39,900
  Issued in Lieu of Cash Distributions    68,951       6,609     76,266    7,646
  Redeemed                             (733,758)    (70,480)  (473,577) (47,556)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                      247,636      23,425      1,284     (10)
                                      ------------------------------------------
Admiral Shares
  Issued                                 506,868      48,780         --       --
  Issued in Lieu of Cash Distributions     9,614         920         --       --
  Redeemed                             (141,512)    (13,492)         --       --
                                      ------------------------------------------
    Net Increase (Decrease)--
    Admiral Shares                       374,970      36,208         --       --
--------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES
  Issued                                $865,692      80,015   $171,789   16,787
  Issued in Lieu of Cash Distributions    19,998       1,864      3,149      306
  Redeemed                             (148,593)    (13,758)   (10,005)    (969)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                      737,097      68,121    164,933   16,124
--------------------------------------------------------------------------------
INTERMEDIATE-TERM TREASURY
  Investor Shares
  Issued                               $ 910,519      82,806   $415,536   39,927
  Issued in Lieu of Cash Distributions    84,238       7,611     79,690    7,660
  Redeemed                             (832,763)    (75,468)  (497,252) (48,143)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                      161,994      14,949    (2,026)    (556)
                                      ------------------------------------------
Admiral Share
  Issued**                             1,990,235     182,139         --       --
  Issued in Lieu of Cash Distributions    52,834       4,749         --       --
  Redeemed                             (332,670)    (29,917)         --       --
                                      ------------------------------------------
    Net Increase (Decrease)--
    Admiral Shares                     1,710,399     156,971         --       --
--------------------------------------------------------------------------------
* Includes shares issued in exchange for the net assets of Vanguard Admiral Short-Term Treasury Fund. See Note I.
** Includes shares issued in exchange for the net assets of Vanguard Admiral Intermediate-Term Treasury Fund. See Note I.

--------------------------------------------------------------------------------
                                                       YEAR ENDED JANUARY 31,
                                      ------------------------------------------
                                            2002                    2001
                                      -----------------------  -----------------
                                          AMOUNT     SHARES      AMOUNT   SHARES
BOND FUND                                  (000)      (000)       (000)    (000)
--------------------------------------------------------------------------------
GNMA
Investor Shares
  Issued                             $ 6,053,127    581,306  $3,056,481  305,064
  Issued in Lieu of Cash
    Distributions                        709,233     68,100     671,761   67,130
  Redeemed                           (5,404,446)  (520,826) (2,409,442)(241,895)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                    1,357,914    128,580   1,318,800  130,299
                                      ------------------------------------------
Admiral Shares
  Issued                               4,019,208    387,514          --       --
  Issued in Lieu of Cash Distributions    99,798      9,564          --       --
  Redeemed                             (537,697)   (51,616)          --       --
                                      ------------------------------------------
    Net Increase (Decrease)--
    Admiral Shares                     3,581,309    345,462          --       --
--------------------------------------------------------------------------------
LONG-TERM TREASURY
  Investor Shares
  Issued                              $  468,814     43,495   $ 379,925   36,345
  Issued in Lieu of Cash Distributions    63,822      5,849      59,050    5,689
  Redeemed                             (533,663)   (49,056)   (386,553) (37,525)
                                      ------------------------------------------
    Net Increase (Decrease)--
    Investor Shares                      (1,027)        288      52,422    4,509
                                      ------------------------------------------
Admiral Shares
  Issued*                                685,379     63,531          --       --
  Issued in Lieu of Cash Distributions    16,789      1,530          --       --
  Redeemed                             (175,998)   (16,015)          --       --
                                      ------------------------------------------
    Net Increase (Decrease)--
    Admiral Shares                       526,170     49,046          --       --
--------------------------------------------------------------------------------
* Includes shares issued in exchange for the net assets of Vanguard Admiral Long-Term Treasury Fund. See Note I.

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard U.S. Government Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Treasury Fund, Short-Term Federal Fund, Inflation-Protected Securities Fund, Intermediate-Term Treasury Fund, GNMA Fund, and Long-Term Treasury Fund (separate funds of Vanguard U.S. Government Bond Funds, hereafter referred to as the "Funds") at January 31, 2002, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

MARCH 6, 2002





--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD U.S. GOVERNMENT BOND FUNDS

This information for the fiscal year ended January, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The  Short-Term  Treasury  and the  Short-Term  Federal  Funds  distributed
$299,000 and $358,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

---------------------------------------------------------------------------------------------------------------------------
NAME                      POSITION(S) HELD WITH FUND
(DATE OF BIRTH)           (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE     OVERSEEN BY TRUSTEE)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*          Chairman of the Board,      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(July 29, 1954)           Chief Executive Officer,    of The Vanguard Group, Inc., and of each of the investment
May 1987                  and Trustee                 served by The Vanguard Group.
                          (106)
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

CHARLES D. ELLIS          Trustee                     The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)        (106)                       to Greenwich Associates (international business-strategy consulting);
January 2001                                          Successor Trustee of Yale University; Overseer of the Stern School of
                                                      Business at New York University; Trustee of the Whitehead Institute
                                                      for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA            Trustee                     Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)       (84)                        Chairman (January-;September 1999), and Vice President (prior to
                                                      December 2001 September 1999) of Rohm and Haas Co. (chemicals);
                                                      Director of Technitrol, Inc. (electronic components), and Agere
                                                      Systems (communications components); Board Member of the American
                                                      Chemistry Council; and Trustee of Drexel University.
---------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN    Trustee                     Vice President, Chief Information Officer, and Member of the
(January 25, 1950)        (106)                       Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
July 1998                                             products); Director of the Medical Center at Princeton and Women's
                                                      Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------------
BRUCE K. MACLAURY         Trustee                     President Emeritus of The Brookings Institution (an independent,
(May 7, 1931)             (86)                        nonpartisan research organization); Director of the American Express
January 1990                                          Bank, Ltd., The St. Paul Companies, Inc. (insurance and financial services), and the National Steel Corp.
---------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL         Trustee                     Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)         (104)                       University; Director of Prudential Insurance Co. of America, BKF
May 1977                                              Capital (investment management), The Jeffrey Co. (a holding company), and NeuVis, Inc. (a software company).
---------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.     Trustee                     Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)         (106)                       Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                          Goodrich Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------------
JAMES O. WELCH, JR.       Trustee                     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman
(May 13, 1931)            (106)                       and Director of RJR Nabisco; Director of TECO Energy, Inc.
September 1971
---------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON        Trustee                     Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)           (106)                       (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                            Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------------
NAME                      POSITION(S) HELD WITH FUND
(DATE OF BIRTH)           (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE     OVERSEEN BY TRUSTEE)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON         Secretary                   Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)          (106)                       (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                             each of the investment companies served by The Vanguard Group;
                                                      Principal of The Vanguard Group (prior to September 1997).
---------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS         Treasurer                   Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)            (106)                       investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.          F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.            MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.                RALPH K. PACKARD, Chief Financial Officer.
IAN A. MACKINNON, Fixed Income Group.                 GEORGE U. SAUTER, Quantitative Equity Group.
---------------------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-;1996.
---------------------------------------------------------------------------------------------------------------------------

VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, ADMIRAL, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500, and 500 are trademarks of The  McGraw-Hill
Companies, Inc.

All other marks are the property of their respective owners.


HTML1DOCUMENTENCODINGUTF-8
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.

FUND INFORMATION
1-800-662-7447

TEXT TELEPHONE
1-800-952-3335

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

WORLD WIDE WEB
www.vanguard.com

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q320 032002

VANGUARD(R)CORPORATE BOND FUNDS
ANNUAL REPORT * JANUARY 31, 2002

BOND

Vanguard Short-Term Corporate Fund
Vanguard Intermediate-Term Corporate Fund
Vanguard Long-Term Corporate Fund
Vanguard High-Yield Corporate Fund

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.

     The actions we recommend are quite simple.

     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.

     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.

     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.

     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.
--------------------------------------------------------------------------------
CONTENTS

LETTER FROM THE CHAIRMAN                                    1

REPORTS FROM THE ADVISERS                                   7

FUND PROFILES                                              12

GLOSSARY OF INVESTMENT TERMS                               16

PERFORMANCE SUMMARIES                                      17

FINANCIAL STATEMENTS                                       25

ADVANTAGES OF VANGUARD.COM                                 70

SUMMARY

* The Vanguard Corporate Bond Funds posted returns ranging from -1.1% to 8.3% for the fiscal year ended January 31, 2002. Each outpaced its average mutual fund peer.

* While the 12 months were dismal for stocks, the broad bond market gained 7.6%, as measured by the Lehman Aggregate Bond Index.

* Prices of high-yield bonds declined as default rates rose. Investors worried that the economic slowdown would impair companies' ability to repay their debts.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended January 31, 2002 -- the fiscal year for the VANGUARD(R) CORPORATE BOND FUNDS -- declines in interest rates and in the stock market helped to boost prices of many bonds. However, prices for high-yield issues fell during the period despite a late-year rally. In this environment, our four corporate bond funds posted total returns (capital change plus reinvested dividends) that ranged from -1.1% for Vanguard(R) High-Yield Corporate Fund to 8.3% for Vanguard(R) Long-Term Corporate Fund. Each of the four also outperformed its average mutual fund peer by a substantial margin.

     (Please note that this report does not include results for Vanguard's U.S. government bond funds, which are now covered in a separate annual report.)

     The table below presents the 12-month returns for each fund and its average competitors. We also provide returns for the funds' new Admiral(TM) Shares, a lower-cost share class for clients with large or long-tenured accounts, and for the Institutional Shares of Vanguard(R) Short-Term Corporate Fund (available for a minimum investment of $50 million). Information on each fund's share price and distributions appears in the table on page 6.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      JANUARY 31
                                                           ---------------------
                                                                         AVERAGE
                                                       VANGUARD        COMPETING
BOND FUND                                                  FUND            FUND*
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                                          6.9%             6.1%
  Institutional Shares                                     7.0              6.1
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE                                8.2%             6.5%
--------------------------------------------------------------------------------
LONG-TERM CORPORATE                                        8.3%             6.3%
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE                                      -1.1%            -3.7%
--------------------------------------------------------------------------------
ADMIRAL SHARES**                                  FISCAL PERIOD ENDED JANUARY 31
--------------------------------------------------------------------------------
Short-Term Corporate                                            7.0%
Intermediate-Term Corporate                                     8.3
Long-Term Corporate                                             8.5
High-Yield Corporate                                            1.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Returns since Admiral Shares inception: November 12, 2001, for the High-Yield Corporate Fund; February 12, 2001, for other funds.

     We note that, because of the sharp drop in interest rates during the 12 months, all our funds ended the fiscal year with yields below their starting points.

FINANCIAL MARKETS IN REVIEW

The 12-month period ended January 31 was a very rough stretch for stock investors, while most bond investors enjoyed a second consecutive year of solid returns. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade U.S. bond market, posted a 12-month return of 7.6% during the fiscal year. Meanwhile, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, lost -15.3%. Several factors contributed to the stock market's decline, including:

     * The first recession in the U.S. economy in a decade, part of a worldwide slowdown in economic activity.

     * The September 11 terrorist attacks, which resulted in economic disruption and a heightened awareness of risk -- both physical and financial.

     * A steep reduction in corporate profits -- 12-month net earnings reported by companies in the Standard & Poor's 500 Index fell nearly 50% on average from January 2001 to January 2002.

     * Concern about the reliability of certain corporate accounting and disclosure practices, owing largely to the collapse of Enron Corporation.

     The downturn that began in March 2001 ended a record ten years of uninterrupted expansion in the U.S. economy. The recession was heralded by severe reductions in corporate investment spending, especially in the technology and telecommunications sectors (both plagued by overcapacity created in the 1990s boom). As the year progressed, so did the business cutbacks and the weakness in the economy. High levels of corporate and household debt cast doubt on the economy's ability to bounce back quickly.

     Through all the difficulties, consumer spending held up surprisingly well -- especially spending for housing and for automobiles, spurred by low interest rates (and sales incentives, in the case of autos). Joblessness rose during the 12 months -- the unemployment rate in January 2002 stood at 5.6%, well above the three-decade low of 3.9% last reached in October 2000. However, layoffs seemed to be tapering off late in the fiscal year, and consumer confidence regained some of the ground lost earlier.

     Whether such hopeful signs will blossom into a full-fledged recovery by spring or summer is uncertain, but by January the Federal Reserve Board was encouraged enough to halt its aggressive campaign of cutting interest rates to stimulate the economy. During the fiscal year, the Fed had lowered its target for the federal funds rate -- the interest rate that banks charge each other for overnight loans -- nine times, for a total reduction of 375 basis points (3.75 percentage points). Those reductions, together with cuts totaling

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2002
                                              ----------------------------------
                                                      ONE       THREE       FIVE
                                                     YEAR       YEARS      YEARS
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index (Entire market)          7.6%        6.3%       7.5%
Lehman 10 Year Municipal Bond Index                  5.2         4.7        6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           3.7         4.9        5.0
--------------------------------------------------------------------------------
S&P 500 Index (Large-caps)                         -16.1%       -2.8%       9.0%
Russell 2000 Index (Small-caps)                     -3.6         5.6        6.9
Wilshire 5000 Index (Entire market)                -15.3        -2.3        8.3
MSCI~EAFE Index (International)                    -26.1        -6.9        0.4
================================================================================
Consumer Price Index                                 1.1%        2.5%       2.2%
--------------------------------------------------------------------------------
Bonds
Stocks
CPI

--------------------------------------------------------------------------------
U.S. TREASURY SECURITIESI MONTH-END YIELDS: JANUARY 2001-JANUARY 2002

                      3-Month        3-Year       10-Year
       1/1/2001          4.99           4.7          5.11
       2/1/2001          4.86          4.61          4.91
       3/1/2001          4.29          4.38          4.93
       4/1/2001          3.88          4.56          5.34
       5/1/2001          3.62          4.59          5.38
       6/1/2001          3.66          4.59          5.41
       7/1/2001          3.52           4.1          5.04
       8/1/2001          3.36             4          4.83
       9/1/2001          2.37          3.28          4.59
      10/1/2001          2.01          2.82          4.23
      11/1/2001          1.72          3.45          4.75
      12/1/2001          1.72          3.79          5.05
       1/1/2002          1.75          4.13          5.03
--------------------------------------------------------------------------------
Source: The Vanguard Group.

1 percentage point in January 2001, brought the federal funds rate to 1.75%, its lowest level in four decades.

     Yields of U.S. Treasury securities -- which move in the opposite direction from their prices -- fell during the 12 months. The decline was particularly pronounced at the shorter end of the maturity spectrum, where issues are most affected by Fed actions. The yield of the 3-month Treasury bill fell 324 basis points to 1.75%. The 3-year Treasury note's yield fell 57 basis points to 4.13%, and the yields of 10-year and 30-year Treasuries fell a mere 8 and 7 basis points to 5.03% and 5.43%, respectively.

     Bond prices generally rose during most of the fiscal period, but dipped in the final months of the calendar year. However, high-yield ("junk") bonds followed the opposite pattern: Their prices declined over much of 2001 in reaction to rising default rates, then surged late in the year -- but not enough to regain the lost ground. High-yield issues were the only bond sector to post a negative result for the fiscal period, with the Lehman High Yield Index returning -1.4%. Investment-grade corporate bonds had the highest sector return.

     For the broad U.S. stock market, the weak economy and even weaker corporate profits made for a bad 12 months. The market seemed to be heading for a second full year in bear territory: From its peak in March 2000, the Wilshire 5000 Index had plunged -28% by the end of January 2002. The market hit a three-year low in September after the terrorist attacks, but then rallied in the final weeks of 2001. Still, the returns of most stock sectors were in the red for the 12 months ended January 31, although value stocks in the small- and mid-capitalization range produced positive returns.

FISCAL 2002 PERFORMANCE OVERVIEW

All  four  Vanguard   corporate   bond  funds  easily   outpaced  their  average
competitors. Our margins of outperformance ranged from 80 basis points

--------------------------------------------------------------------------------
YIELDS AND RETURNS

                                  SEC 30-DAY      COMPONENTS OF TOTAL RETURNS
                             ANNUALIZED YIELDS         FISCAL YEAR ENDED
                                ON JANUARY 31,          JANUARY 31, 2002
                          ---------------------   ------------------------------
                                                  CAPITAL      INCOME      TOTAL
BOND FUND                      2001       2002     RETURN      RETURN     RETURN
--------------------------------------------------------------------------------
Short-Term Corporate
  Investor Shares             6.66%      4.82%       0.6%        6.3%       6.9%
  Institutional Shares        6.80       4.93        0.6         6.4        7.0
Intermediate-Term Corporate   7.11       6.04        1.5         6.7        8.2
Long-Term Corporate           6.78       6.63        1.5         6.8        8.3
High-Yield Corporate          9.55       8.79       -9.6         8.5       -1.1
--------------------------------------------------------------------------------

(0.80 percentage point) for the Short-Term Corporate Fund Investor Shares to 260 basis points (2.6 percentage points) for the High-Yield Corporate Fund.

     As you can see in the table above, price increases supplemented interest income for all our funds except the High-Yield Corporate Fund during fiscal 2002. (Admiral Shares are not shown because they did not exist for the entire fiscal year.) For the High-Yield Corporate Fund, a steep fall in prices more than offset an 8.5% income return. However, the fund declined much less than its average peer, a result of our policy of holding higher-quality bonds within the "junk" market.

     In contrast with the pattern for Treasury securities, longer-term investment-grade corporate bonds enjoyed higher price gains than short-term corporates in the fiscal year. These gains, when combined with the bonds' higher income, helped long-term corporate bonds to achieve the highest total returns.

     We should note that declining interest rates result in price gains for bonds and bond funds, but they also result in lower yields. Over the long run, price fluctuations tend to cancel each other out, leaving interest rates as the primary determinant of a bond investment's total return.

     Falling yields may tempt some investors to switch to longer-term or high-yield bonds to boost income, but we caution that such a move has its own dangers. Long-term bonds typically suffer greater price declines when interest rates rise. Because of their greater credit risk, high-yield bonds often experience greater price volatility than other bonds. Longer-term and high-yield bonds may indeed make sense for your portfolio, but be aware of their risks.

     For more details on the performance and holdings of each bond fund, please see the Reports from the Advisers, beginning on page 7.

LONG-TERM PERFORMANCE OVERVIEW

Over longer periods, our funds have recorded superior performance. The table on page 5 presents the annualized returns for our funds and their average competitors for the decade ended January 31, 2002 (or since inception for

Vanguard(R) Intermediate-Term Corporate Fund). The table also lists the results for a hypothetical $10,000 initial investment in each (or $50 million for the Institutional Shares of our Short-Term Corporate Fund). You can see, for example, that the Long-Term Corporate Fund would have generated $3,481 more than its average peer over the decade.

     The keys to our success are the skill of our funds' advisers -- Vanguard Fixed Income Group and Wellington Management Company, LLP -- and our low costs. Both advisers are superior fund managers who are adept at building on the advantage provided by Vanguard's low expenses. Our funds' 2002 expense ratios -- reflecting expenses as a percentage of average net assets -- ranged from 0.21% to 0.32% for Investor Shares, and were even lower for Admiral and Institutional Shares. That is a fraction of the 0.91% to 1.31% charged by the funds' average peers. Our cost advantage means that competitors must generate higher gross returns year after year just to match our net returns. High costs are a burden for any investment program, but particularly for bond funds, because the returns from bonds fall within a narrower range than those from stocks.

     The performance of stocks and bonds over the past decade has underscored the value of diversification. Despite the recent downturn for stocks, a portfolio invested solely in the broad U.S. stock market would have generated an annualized return of more than 12% over ten years. A portfolio invested in the broad U.S. bond market would have returned 7.5%. A portfolio evenly split between the broad stock and bond markets would have earned about 10% -- providing most of the return of the all-stock portfolio but with considerably less volatility. All three hypothetical portfolios would have generated respectable returns, but they all make one big assumption -- that the investor rebalanced periodically to stick with the original asset allocation and did not chase returns.

--------------------------------------------------------------------------------
Total Returns                                   Ten Years Ended January 31, 2002
                              --------------------------------------------------
                                    Average             Final Value of a $10,000
                                 Annual Return             Initial Investment
                              --------------------      ------------------------
                                           Average                       Average
                              Vanguard   Competing      Vanguard       Competing
Investor Shares                   Fund        Fund          Fund            Fund
--------------------------------------------------------------------------------
Short-Term Corporate              6.5%        5.7%       $18,790         $17,417
Intermediate-Term Corporate*      6.6         5.8         16,998          15,901
Long-Term Corporate               8.5         6.6         22,509          19,028
High-Yield Corporate              7.7         6.5         21,076          18,850
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Short-Term Corporate**            6.7%        5.8%   $66,095,413     $63,717,596
--------------------------------------------------------------------------------
*Since inception on November 1, 1993.
**Since inception on September 30, 1997. Results are based on an initial investment of $50 million.

IN SUMMARY

Over the past several years, investors have seen the bull market of the 1990s transformed to the bear market of the new millennium. This shift underscores the fact that no one can predict the financial markets.

     The lesson is clear: The surest road to long-term investment success is to hold a diversified portfolio that is balanced between asset classes -- stocks, bonds, and short-term investments -- in proportions suitable for your goals, time horizon, and risk tolerance. Once you have such a plan, stay the course. Thank you for entrusting your hard-earned money to us.

Sincerely,


/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer
February 12, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: JANUARY 31, 2001-JANUARY 31, 2002

                                                     DISTRIBUTIONS PER SHARE
                                STARTING        ENDING      INCOME       CAPITAL
                             SHARE PRICE   SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
  Investor Shares                 $10.76        $10.82      $0.666        $0.000
  Admiral Shares*                  10.73         10.82       0.649         0.000
  Institutional Shares             10.76         10.82       0.680         0.000

INTERMEDIATE-TERM CORPORATE FUND
  Investor Shares                 $ 9.62        $ 9.76      $0.630        $0.002
  Admiral Shares*                   9.60          9.76       0.616         0.002

LONG-TERM CORPORATE FUND
  Investor Shares                 $ 8.63        $ 8.76      $0.562        $0.000
  Admiral Shares*                   8.60          8.76       0.551         0.000

HIGH-YIELD CORPORATE FUND
  Investor Shares                 $ 6.96        $ 6.29      $0.591        $0.000
  Admiral Shares*                   6.33          6.29       0.123         0.000
--------------------------------------------------------------------------------
*Starting price is as of inception: February 12, 2001, for the Short-Term, Intermediate-Term, and Long-Term Corporate Funds' Admiral Shares; November 12, 2001, for the High-Yield Corporate Fund's Admiral Shares.

REPORT FROM THE ADVISER
  FOR SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE FUNDS

THE INVESTMENT ENVIRONMENT

The U.S. economy struggled during the 12 months ended January 31, 2002, but exhibited some encouraging signs of health toward the end. Inflation remained subdued despite the Federal Reserve BoardIs continuing campaign to boost liquidity through interest rate cuts. And, although layoffs surged and personal income rose only modestly, home sales remained near record levels, supported by low rates on mortgage loans.

     A high degree of economic uncertainty remained in the aftermath of the September 11 terrorist attacks. It became evident that the economic impact of the attacks would not be as dire as initially feared, thanks primarily to the spending stamina of the U.S. consumer. Financial incentives offered by retailers-in particular those from automakers-played a significant role in encouraging consumer activity as the fiscal year came to a close.

     During the 12 months, the recession's impact reverberated across the country. The unemployment rate, which began the fiscal year at 4.2%, wound up at 5.6%. To weather the slowdown, companies worked off excess inventories and slashed expenses. Some of those moves may be working: Recent reports indicate that orders are up in the manufacturing industry.

     By leaving interest rates unchanged in January 2002, the Fed signaled that its campaign to lower short-term rates was probably over for now. During the 2001 calendar year, the Fed cut rates 11 times, reducing its target for the federal funds rate from 6.50% to 1.75%. These cuts led to a big drop in yields of short-term securities-the yield of the 2-year U.S. Treasury note, for example, fell 1.41 percentage points (141 basis points) to 3.16%. Yields of longer-term Treasury bonds, however, dipped just a few basis points.

     As for the future, we believe that the prospects for an economic recovery are encouraging. We base this belief on the stimulative impact of the Fed's rate cuts along with the federal tax cuts and the sharp correction in business inventories.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
--------------------------------------------------------------------------------

THE CORPORATE BOND MARKET

On average, investment-grade corporate bonds performed well during the 12 months. The extra yield offered by corporate bonds over U.S. Treasury securities declined from 170 basis points (1.70 percentage points) at the beginning of the period to 161 basis points at the end. (The relative performance of corporate bonds generally improves as the spread narrows.) However, the relatively small change in the yield spread doesnIt tell the whole story. In fact, the corporate bond market took investors on a rough ride during the fiscal year, and yield spreads were extremely volatile during most of the period. Credit-rating agencies decided to "downgrade first and ask questions later," and investors sold heavily at the slightest hint of trouble.

     Corporate bonds were hard hit following the tragic events of September 11, as investors anticipated a significant downturn in the economy. However, corporates recovered subsequently when the initial dire forecasts proved unfounded. At 161 basis points, the Treasury/corporate spread was about double the longer-term average (calculated starting in 1989).

     Mortgage-backed securities underperformed Treasury and corporate bonds during the fiscal year. Prices fell for mortgage securities primarily because of the wave of refinancings by homeowners seeking lower interest payments.

OUR FUNDS

We made few changes to the price sensitivity of our funds during the 2002 fiscal year. Throughout the period, we emphasized somewhat lower-quality corporate bonds, which generally outperformed higher-quality issues.

     When corporate bonds became cheaper after September 11, we bought bonds in sectors that we viewed as recession-resistant, including consumer products and pharmaceuticals.

     We were unable to avoid all of the many credit blowups that occurred during the year. In particular, our stake in Enron bonds-which totaled less than 1% of the assets of our funds-dragged down performance and offset results from some of our strongest selections.

IN CLOSING

In the current low-yield environment, it's important for investors to remember that bond investing involves a trade-off between income and the desire to preserve principal: A higher yield means more risk.

     Recognizing this, Vanguard'Is Corporate Bond Funds, which provide low-cost exposure to short-term and intermediate-term securities, can play an important role in building and maintaining an investment program that is appropriate for your goals and your tolerance for risk.


IAN A. MACKINNON, MANAGING DIRECTOR
ROBERT F. AUWAERTER, PRINCIPAL
VANGUARD FIXED INCOME GROUP

FEBRUARY 12, 2002

REPORT FROM THE ADVISOR
  FOR LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDs

Vanguard Long-Term Corporate Fund earned 8.3% and Vanguard High-Yield Corporate Fund returned -1.1% in the fiscal year ended January 31, 2002. Both funds outpaced the average returns for their peer groups by at least 2 percentage points.

THE INVESTMENT ENVIRONMENT

Although both the Long-Term Corporate and High-Yield Corporate Funds invest in corporate bonds, the funds are very different in terms of credit risk and interest rate risk.

     Credit risk is mainly a function of the direction of the economy. The mild recession of the past 12 months meant hard times for bonds carrying below-investment-grade credit ratings and high risk premiums. However, the Federal Reserve Board's campaign to turn the economy around-by lowering short-term interest rates 11 times during 2001-generally created a favorable environment for investment-grade corporate bonds.

     During the fiscal year, the yields of long-term U.S. Treasury bonds declined a modest 8 basis points, while yields of long-term A-rated corporate bonds fell 31 basis points. Prices, of course, move in the opposite direction from bond yields, so the prices of long corporate bonds rose slightly more than those of Treasuries. The narrowing of the risk premium, or extra yield, on investment-grade corporates occurred as investors grew somewhat more comfortable about the risks of the corporates.

     For below-investment-grade bonds, the 12 months were uneven. As defaults by issuers rose and the economy contracted, the market for these high-yield ("junk") bonds became increasingly unsettled. The events of September 11 temporarily devastated the below-investment-grade market-high-yield bonds fell -6.7% in aggregate that month, their worst single-month decline since September 1990. Subsequently, however, the high-yield market recouped the loss, as investors anticipated an economic recovery that would strengthen the balance sheets of marginal borrowers. It is worth pointing out that the high-yield market would have performed significantly better had it not been for the telecommunications wireline companies, whose bonds declined -49% during 2001.

     The Fed continued to increase liquidity aggressively in the final quarter of 2001 to encourage the banking system to loosen credit. Improved credit availability would help to reduce the number of corporations defaulting on their debt obligations. The stock and bond markets have essentially been unavailable to companies as sources of new capital since early 2000, as demand dwindled for new issues in both markets. This has meant that companies with large capital expenditures, such as the telecoms, have been unable to service their debt obligations, and we've seen a flood of balance-sheet restructurings.

     Another disappointment in the high-yield market has been the steady erosion of shareholders' principal over the last ten years. Because bonds in general have an asymmetrical payoff on news related to credit quality-meaning that their prices can decline much more due to bad news than they are able to appreciate when news is good-net losses have seemed to be a constant in the high-yield sector. Our strategy for mitigating this erosion has been to diversify across both issuers and industries in an effort to dampen the effects of credit problems.

     Since the economy slid into recession, the rating agencies have issued an increasing number of credit downgrades, which makes it even harder for high-yield issuers to raise capital. However, we expect the economy to rebound this year and credit downgrades to slow. Such a trend would encourage investors to participate in the high-yield market.

LONG-TERM CORPORATE FUND

SUCCESSES: In keeping with its mandate to hold long-term bonds, the fund's average duration remains at about 10 years. This high duration means that the share price is extremely sensitive to changes in long-term interest rates: A 1-percentage-point change in rates would cause the price to fall or rise by about 10%. The fund's long duration was an asset over the past year as yields fell on corporate bonds. The fund's holdings were well protected from being called (redeemed early), so we were able to participate fully in the rally in long-term corporates.

     SHORTFALLS: Although the Long-Term Corporate Fund outpaced its average competitor by 2 percentage points for the fiscal year (returning 8.3% versus 6.3%), the fund underperformed its index benchmark, the Lehman Brothers Long Credit A or Better Bond Index (+9.1%). While the index tracks only corporate bonds, the fund held a portion of assets in Treasury issues, which hurt us in a year when Treasuries lagged corporates.

     POSITIONING: The major risk to this fund, given its long average duration and long average maturity, is the possibility of an unexpected rise in long-term interest rates. We are keeping the fund's duration slightly longer than that of the benchmark for now, because we believe that long-term interest rates will be fairly stable. The longer duration will enable the fund to capture the substantially higher yield offered now for assuming greater interest rate risk.

     The second risk always present for this fund is the possibility of widespread credit deterioration of corporate issuers. As mentioned earlier, we mitigate this risk by diversifying holdings across issuers and industry groups. The fund does not own emerging-market debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

Successes: With a -1.1% return for fiscal year 2002, the High-Yield Corporate Fund held up better than both its average peer fund (-3.7%) and the Lehman

High Yield Bond Index (-1.4%). The fund outperformed these benchmarks primarily because it held fewer troubled issues. Even so, too many of our holdings were liquidated at steep discounts to par.

     During the fiscal year, it proved more important to avoid credit troubles than to discover "the winners," as downgrades by the credit-rating agencies were frequent. The market dealt harshly with downgraded issues, recognizing that lower ratings could keep companies from gaining access to additional capital.

     SHORTFALLS: Because the fund holds bonds of higher quality than those in the typical high-yield bond fund, our margin over peers should have been better in a skittish market. Both the size of our commitment to telecom and European cable companies and our selection of securities in these market sectors were simply wrong.

     POSITIONING: Within the below-investment-grade portion of the corporate bond market, the fund has a bias toward higher quality. We remain focused on the "upper tier" of the high-yield credit spectrum. In declining markets, when risk premiums for lower-quality bonds are expanding, our strategy should help the fund to outperform higher-risk bond portfolios.

     We attempt to find companies with more consistent or stable businesses and greater predictability in their cash flows. This strategy has protected us somewhat in the poor market environment that has existed since summer 1998. The fund's holdings continue to be focused on cash-paying issues, almost all of them rated B or better. We maintain a modest reserve of U.S. Treasury securities for liquidity to meet redemptions.

     In addition to diversifying by issuer and industry to decrease risk, we will continue to avoid emerging-market debt, preferred stocks, and equity-linked securities, such as convertibles.

EARL E. MCEVOY, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 12, 2002

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                              BEST        LEHMAN
                                                 FUND         FIT*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                                  393        1,524         6,742
Yield                                                         5.1%          5.6%
  Investor Shares                                4.8%
  Admiral Shares                                 4.9%
  Institutional Shares                           4.9%
Yield to Maturity                                4.8%         5.1%          5.6%
Average Coupon                                   6.3%         6.5%          6.5%
Average Maturity                            2.8 years    3.2 years     8.2 years
Average Quality                                    A1           A1           Aaa
Average Duration                            2.3 years    2.8 years     4.6 years
Expense Ratio                                                   --            --
  Investor Shares                               0.24%
  Admiral Shares                                0.18%
  Institutional Shares                          0.11%
Cash Investments                                 5.0%           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++                                                           9.3%
Aaa                                                                        20.9
Aa                                                                          9.2
A                                                                          30.0
Baa                                                                        26.7
Ba                                                                          1.4
B                                                                           0.9
Not Rated                                                                   1.6
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                               13.7%
1-3 Years                                                                  42.1
3-5 Years                                                                  31.9
Over 5 Years                                                               12.3
--------------------------------------------------------------------------------
Total                                                                    100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                 Best                     Lehman
                                     Fund        Fit*         Fund       Index**
--------------------------------------------------------------------------------
R-Squared                            0.93        1.00         0.81          1.00
Beta                                 0.82        1.00         0.52          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
--------------------------------------------------------------------------------
Credit Quality                          Investment-Grade Corporate
Average Maturity                                             Short
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed 20.0%
Commercial Mortgage-Backed 0.0
Finance 20.0
Foreign 2.5
Government Mortgage-Backed 5.3
Industrial 34.0
Treasury/Agency 4.0
Utilities 14.2
--------------------------------------------------------------------------------
Total 100.0%
--------------------------------------------------------------------------------

*Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                              BEST        LEHMAN
                                                 FUND         FIT*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                                  252        1,203         6,742
Yield                                                         6.8%          5.6%
  Investor Shares                                6.0%
  Admiral Shares                                 6.1%
Yield to Maturity                                6.3%         6.7%          5.6%
Average Coupon                                   6.7%         7.1%          6.5%
Average Maturity                            7.1 years    7.8 years     8.2 years
Average Quality                                    A1           A2           Aaa
Average Duration                            5.2 years    5.9 years     4.6 years
Expense Ratio                                                   --            --
  Investor Shares                               0.21%
  Admiral Shares                                0.13%
Cash Investments                                 0.4%           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                                             7.6%
Aaa                                                                        10.9
Aa                                                                         12.2
A                                                                          40.7
Baa                                                                        24.5
Ba                                                                          1.4
B                                                                           0.9
Not Rated                                                                   1.8
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                0.5%
1-5 Years                                                                  28.6
5-10 Years                                                                 68.0
10-20 Years                                                                 2.9
20-30 Years                                                                 0.0
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                 Best                     Lehman
                                     Fund        Fit*         Fund       Index**
--------------------------------------------------------------------------------
R-Squared                            0.96        1.00         0.92          1.00
Beta                                 0.95        1.00         1.21          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                                                                9.2%
Commercial Mortgage-Backed                                                  0.0
Finance                                                                    19.6
Foreign                                                                     3.5
Government Mortgage-Backed                                                  1.5
Industrial                                                                 45.9
Treasury/Agency                                                             6.1
Utilities                                                                  14.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
--------------------------------------------------------------------------------
Credit Quality                          Investment-Grade Corporate
Average Maturity                                            Medium
--------------------------------------------------------------------------------

*Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                              BEST        LEHMAN
                                                 FUND         FIT*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                                  144          724         6,742
Yield                                                         6.9%          5.6%
  Investor Shares                                6.6%
  Admiral Shares                                 6.7%
Yield to Maturity                                6.9%         7.0%          5.6%
Average Coupon                                   7.1%         7.2%          6.5%
Average Maturity                           22.6 years   24.8 years     8.2 years
Average Quality                                    A1           A1           Aaa
Average Duration                           10.4 years    9.8 years     4.6 years
Expense Ratio                                                   --            --
  Investor Shares                               0.32%
  Admiral Shares                               0.24%+
Cash Investments                                 2.8%           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency++                                                          10.2%
Aaa                                                                         5.2
Aa                                                                         20.3
A                                                                          36.8
Baa                                                                        26.8
Ba                                                                          0.7
B                                                                           0.0
Not Rated                                                                   0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                0.0%
1-5 Years                                                                   2.6
5-10 Years                                                                  9.0
10-20 Years                                                                12.0
20-30 Years                                                                73.6
Over 30 Years                                                               2.8
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                 BEST                     LEHMAN
                                     FUND        FIT*         FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.93        1.00         0.86          1.00
Beta                                 0.92        1.00         1.64          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed 0.3%
Commercial Mortgage-Backed 0.0
Finance 19.9
Foreign 0.3
Government Mortgage-Backed 3.9
Industrial 59.5
Treasury/Agency 6.3
Utilities 9.8
--------------------------------------------------------------------------------
Total 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
Credit Quality                          Investment-Grade Corporate
Average Maturity                                              Long
--------------------------------------------------------------------------------

*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
+Annualized.
++Includes government mortgage-backed bonds.

FUND PROFILE                                              AS OF JANUARY 31, 2002
  FOR HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 16.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                              BEST        LEHMAN
                                                 FUND         FIT*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                                  233        1,223         6,742
Yield                                                        12.1%          5.6%
  Investor Shares                                8.8%
  Admiral Shares                                 8.8%
Yield to Maturity                                9.0%        12.2%          5.6%
Average Coupon                                   8.6%         8.2%          6.5%
Average Maturity                            6.7 years    7.7 years     8.2 years
Average Quality                                   Ba2          Ba3           Aaa
Average Duration                            4.5 years    4.7 years     4.6 years
Expense Ratio                                                   --            --
  Investor Shares                               0.27%
  Admiral Shares                               0.21%+
Cash Investments                                 5.0%           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                                             5.4%
Aaa                                                                         0.0
Aa                                                                          0.0
A                                                                           0.4
Baa                                                                         9.5
Ba                                                                         45.8
B                                                                          38.2
Caa                                                                         0.7
Not Rated                                                                   0.0
--------------------------------------------------------------------------------
Total 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                                                0.0%
1-5 Years                                                                  21.6
5-10 Years                                                                 75.0
10-20 Years                                                                 2.0
20-30 Years                                                                 1.4
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                 Best                     Lehman
                                     Fund        Fit*        Fund       Index**
--------------------------------------------------------------------------------
R-Squared                            0.91        1.00         0.03          1.00
Beta                                 0.73        1.00         0.35          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                                                                0.0%
Commercial Mortgage-Backed                                                  0.0
Finance                                                                     3.1
Foreign                                                                     0.0
Government Mortgage-Backed                                                  0.0
Industrial                                                                 81.4
Treasury/Agency                                                             5.4
Utilities                                                                  10.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
Credit Quality                              Below Investment-Grade
Average Maturity                                            Medium
--------------------------------------------------------------------------------

*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
+Annualized.

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH  INVESTMENTS.  The  percentage  of a fund's  net assets  invested  in "cash
equivalents"-highly  liquid,  short-term,   interest-bearing  securities.  This
figure does not include cash invested in futures contracts to simulate bond investment.
-------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
-------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR SHORT-TERM CORPORATE FUND

All of the data below and on the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1992-JANUARY 31, 2002

              Short-Term           Avg. 1-5 Year    Lehman 1-5  Lehman Aggregate
           Corporate Inv   Investment-Grade Fund   Year Credit        Bond Index
--------------------------------------------------------------------------------
199201             10000                   10000         10000             10000
199204             10106                   10099         10128             10081
199207             10549                   10444         10576             10625
199210             10642                   10549         10664             10714
199301             10929                   10745         10946             11097
199304             11165                   10921         11252             11417
199307             11249                   11059         11408             11704
199310             11455                   11293         11635             11986
199401             11597                   11380         11809             12111
199404             11345                   11098         11486             11514
199407             11505                   11231         11689             11715
199410             11514                   11304         11688             11546
199501             11667                   11371         11841             11831
199504             12065                   11629         12297             12355
199507             12431                   11973         12728             12899
199510             12710                   12298         13047             13353
199601             13062                   12582         13469             13837
199604             12956                   12417         13307             13423
199607             13122                   12589         13494             13614
199610             13478                   12972         13905             14135
199701             13652                   13099         14083             14288
199704             13769                   13145         14202             14374
199707             14168                   13528         14691             15078
199710             14388                   13789         14905             15391
199801             14681                   14012         15211             15820
199804             14834                   14083         15363             15943
199807             15065                   14295         15609             16265
199810             15365                   14683         16038             16829
199901             15585                   14801         16285             17098
199904             15699                   14810         16371             16942
199907             15676                   14773         16293             16670
199910             15895                   15018         16532             16918
200001             16016                   14989         16532             16782
200004             16156                   15155         16715             17156
200007             16560                   15466         17158             17665
200010             16876                   15878         17537             18153
200101             17575                   16420         18298             19101
200104             17824                   16620         18666             19280
200107             18334                   16998         19243             19907
200110             18834                   17579         19887             20796
200201             18790                   17417         19809             20545
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2002
                                --------------------------------     FINAL VALUE
                                              ONE    FIVE      TEN  OF A $10,000
                                             YEAR   YEARS    YEARS    INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund Investor Shares   6.92%   6.60%    6.51%       $18,790
Average 1-5 Year Investment-Grade Fund*     6.07    5.86     5.71         17,417
Lehman 1-5 Year Credit Index                8.26    7.06     7.07         19,809
Lehman Aggregate Bond Index                 7.56    7.53     7.47         20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                    SINCE          OF A $250,000
                                              INCEPTION**             INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund Admiral Shares            7.04%               $267,609
Lehman 1-5 Year Credit Index                        8.23                 270,576
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                      ONE            SINCE         A $50,000,000
                                     YEAR      INCEPTION**            INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Institutional Shares              7.05%            6.65%           $66,095,413
Lehman 1-5 Year Credit Index        8.26             7.15             67,451,319
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                               SHORT-TERM CORPORATE FUND
                                    INVESTOR SHARES                      LEHMAN+
FISCAL                  CAPITAL          INCOME              TOTAL         TOTAL
YEAR                     RETURN          RETURN             RETURN        RETURN
--------------------------------------------------------------------------------
1993                       2.6%            6.7%               9.3%          9.5%
1994                       0.4             5.7                6.1           7.9
1995                      -4.9             5.5                0.6           0.3
1996                       5.2             6.8               12.0          13.8
1997                      -1.7             6.2                4.5           4.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHORT-TERM CORPORATE FUND
                                    INVESTOR SHARES                      LEHMAN+
FISCAL                  CAPITAL          INCOME              TOTAL         TOTAL
YEAR                     RETURN          RETURN             RETURN        RETURN
--------------------------------------------------------------------------------
1998                       1.1%            6.4%               7.5%          8.0%
1999                       -0.1            6.3                6.2           7.1
2000                       -3.4            6.2                2.8           1.5
2001                        2.6            7.1                9.7          10.7
2002                        0.6            6.3                6.9           8.3
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.
+Lehman 1-5 Year Credit Index.
Note: See Financial Highlights tables on pages 57 and 58 for dividend information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

 Ten Years
                                            One     Five
                          Inception Date   Year    Years  Capital  Income  Total
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Investor Shares             10/29/1982  8.14%    6.61%    0.10%   6.34%  6.44%
  Admiral Shares               2/12/2001  6.54*        -        -       -      -
  Institutional Shares         9/30/1997  8.27     6.67*        -       -      -
--------------------------------------------------------------------------------
*Returns are since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR INTERMEDIATE-TERM CORPORATE FUND

All of the data below and on the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 1, 1993-JANUARY 31, 2002

              Inter-Term        Average Int.  Lehman 5-10 Year  Lehman Aggregate
           Corporate Inv  Invest.-Grade Fund      Credit Index        Bond Index
--------------------------------------------------------------------------------
11/1/1993          10000               10000             10000             10000
   199401          10166               10148             10244             10170
   199404           9583                9661              9576              9668
   199407           9718                9773              9782              9837
   199410           9563                9663              9605              9696
   199501           9787                9842              9831              9935
   199504          10300               10242             10401             10375
   199507          10834               10651             10953             10832
   199510          11267               10996             11398             11213
   199601          11738               11363             11903             11619
   199604          11246               11028             11421             11272
   199607          11388               11159             11565             11432
   199610          11884               11559             12099             11869
   199701          12007               11678             12220             11998
   199704          12054               11740             12251             12071
   199707          12674               12282             12968             12662
   199710          12906               12481             13154             12924
   199801          13237               12797             13491             13284
   199804          13345               12316             13608             13388
   199807          13585               13118             13844             13658
   199810          13977               13472             14263             14132
   199901          14260               13647             14621             14358
   199904          14070               12949             14424             14227
   199907          13758               13306             14052             13998
   199910          13935               13463             14245             14206
   200001          13875               13333             14082             14092
   200004          13983               12962             14231             14406
   200007          14431               13916             14712             14834
   200010          14805               14249             15084             15244
   200101          15706               14929             16090             16040
   200104          15864               14409             16270             16190
   200107          16550               15547             16956             16717
   200110          17226               16157             17612             17463
   200201          16998               15901             17388             17252
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2002
                                   --------------------------------  FINAL VALUE
                                         ONE     FIVE      SINCE    OF A $10,000
                                        YEAR    YEARS INCEPTION*      INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
  Investor Shares                      8.23%    7.20%      6.64%         $16,998
Average Intermediate Investment
  -Grade Fund**                        6.51     6.37       5.78           15,901
Lehman 5-10 Year Credit Index          8.07     7.31       6.94           17,388
Lehman Aggregate Bond Index            7.56     7.53       6.83           17,252
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                              RETURN SINCE         OF A $250,000
                                                INCEPTION*            INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund Admiral Shares      8.29%              $270,735
Lehman 5-10 Year Credit Index                        8.18                270,460
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURNS (%) NOVEMBER 1, 1993-JANUARY 31, 2002
--------------------------------------------------------------------------------
                                   INTERMEDIATE-TERM
                                     CORPORATE FUND
                                    INVESTOR SHARES                      LEHMAN+
FISCAL                 CAPITAL             INCOME       TOTAL              TOTAL
YEAR                    RETURN             RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1994                      0.4%               1.3%        1.7%               2.4%
1995                     -9.7                6.0        -3.7               -4.0
1996                     12.1                7.8        19.9               21.1
1997                     -4.2                6.5         2.3                2.7
1998                      3.3                6.9        10.2               10.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INTERMEDIATE-TERM
                                     CORPORATE FUND
                                    INVESTOR SHARES                      LEHMAN+
FISCAL                 CAPITAL             INCOME       TOTAL              TOTAL
YEAR                    RETURN             RETURN      RETURN             RETURN
--------------------------------------------------------------------------------
1999                      1.2%               6.5%        7.7%               8.4%
2000                     -8.9                6.2        -2.7               -3.7
2001                      5.4                7.8        13.2               14.3
2002                      1.5                6.7         8.2                8.1
--------------------------------------------------------------------------------

*Inception dates are November 1, 1993, for the Investor Shares and February 12, 2001, for the Admiral Shares.
**Derived from data provided by Lipper Inc.
Lehman 5-10 Year Credit Index.
Note: See Financial Highlights tables on page 59 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                           Since Inception
                                      One    Five   ----------------------------
                    Inception Date   Year   Years   Capital    Income      Total
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
  Investor Shares        11/1/1993  9.42%   7.07%    -0.14%     6.74%      6.60%
  Admiral Shares         2/12/2001  7.37*       -         -         -          -
--------------------------------------------------------------------------------
*Return is since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR LONG-TERM CORPORATE FUND

All of the data below and on the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1992-JANUARY 31, 2002

               Long-Term  Average Corporate Lehman Long Credit  Lehman Aggregate
           Corporate Inv       A-Rated Fund     A/Better Index        Bond Index
--------------------------------------------------------------------------------
199201             10000              10000              10000             10000
199204             10085              10050              10059             10081
199207             10911              10676              10813             10625
199210             10903              10723              10813             10714
199301             11506              11118              11376             11097
199304             12006              11479              11756             11417
199307             12492              11828              12230             11704
199310             13000              12225              12707             11986
199401             13097              12298              12814             12111
199404             12175              11554              11863             11514
199407             12341              11692              12057             11715
199410             11951              11498              11629             11546
199501             12427              11759              12130             11831
199504             13123              12240              12855             12355
199507             13890              12779              13608             12899
199510             14694              13315              14363             13353
199601             15364              13760              15032             13837
199604             14441              13185              14109             13423
199607             14652              13388              14343             13614
199610             15402              13957              15118             14135
199701             15496              14060              15142             14288
199704             15506              14037              15169             14374
199707             16902              14844              16479             15078
199710             17286              15146              16802             15391
199801             17901              15517              17464             15820
199804             18034              15529              17634             15943
199807             18483              15889              18032             16265
199810             18811              16315              18430             16829
199901             19605              16591              19261             17098
199904             18878              16271              18486             16942
199907             18171              15993              17736             16670
199910             18305              16165              17990             16918
200001             18155              15989              17662             16782
200004             18358              16164              17921             17156
200007             18946              16649              18625             17665
200010             19423              17051              18874             18153
200101             20791              17902              20450             19101
200104             20711              17924              20404             19280
200107             21802              18609              21496             19907
200110             22981              19372              22461             20796
200201             22509              19028              22319             20545
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2002
                                   --------------------------------  FINAL VALUE
                                        ONE      FIVE      TEN      OF A $10,000
                                       YEAR     YEARS    YEARS        INVESTMENT
--------------------------------------------------------------------------------
Long-Term Corporate Fund
  Investor Shares                     8.26%     7.75%    8.45%           $22,509
Average Corporate A-Rated Fund*       6.29      6.24     6.64             19,028
Lehman Long Credit A or
  Better Index**                      9.14      8.07     8.36             22,319
Lehman Aggregate Bond Index           7.56      7.53     7.47             20,545
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    FINAL VALUE
                                           RETURN SINCE            OF A $250,000
                                             INCEPTION+               INVESTMENT
--------------------------------------------------------------------------------
Long-Term Corporate Fund Admiral Shares           8.50%                 $271,241
Lehman Long Credit A or Better Index             10.16                   275,396
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                                  LONG-TERM CORPORATE FUND
                                       INVESTOR SHARES                  LEHMAN**
FISCAL               CAPITAL              INCOME         TOTAL             TOTAL
YEAR                  RETURN              RETURN        RETURN            RETURN
--------------------------------------------------------------------------------
1993                    6.6%                8.5%         15.1%             13.8%
1994                    6.5                 7.3          13.8              12.6
1995                  -11.9                 6.8          -5.1              -5.3
1996                   15.3                 8.3          23.6              23.9
1997                   -6.0                 6.9           0.9               0.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  LONG-TERM CORPORATE FUND
                                       INVESTOR SHARES                  LEHMAN**
FISCAL               CAPITAL              INCOME         TOTAL             TOTAL
YEAR                  RETURN              RETURN        RETURN            RETURN
--------------------------------------------------------------------------------
1998                    7.9%                7.6%         15.5%             15.3%
1999                    2.9                 6.6           9.5              10.3
2000                  -13.3                 5.9          -7.4              -8.3
2001                    6.8                 7.7          14.5              15.8
2002                    1.5                 6.8           8.3               9.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
+February 12, 2001.
Note: See Financial Highlights tables on page 60 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.
                                                               Ten Years
                                      One     Five   ---------------------------
                    Inception Date   Year    Years    Capital   Income     Total
--------------------------------------------------------------------------------
Long-Term Corporate Fund
  Investor Shares         7/9/1973  9.57%    7.37%      0.86%    7.21%     8.07%
  Admiral Shares         2/12/2001  6.91*        -          -        -         -
--------------------------------------------------------------------------------
*Return is since inception.

PERFORMANCE SUMMARY                                       AS OF JANUARY 31, 2002
  FOR HIGH-YIELD CORPORATE FUND

All of the data below and on the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1992-JANUARY 31, 2002

              High-Yield      Average High-        Lehman High  Lehman Aggregate
           Corp Fund Inv Current-Yield Fund        Yield Index        Bond Index
--------------------------------------------------------------------------------
199201             10000              10000              10000             10000
199204             10300              10447              10413             10081
199207             10817              10908              10821             10625
199210             10803              10971              10918             10714
199301             11468              11595              11507             11097
199304             12008              12101              11964             11417
199307             12548              12714              12480             11704
199310             13066              13173              12873             11986
199401             13480              13783              13379             12111
199404             12559              13089              12752             11514
199407             12782              13104              12907             11715
199410             12903              13119              13030             11546
199501             13140              13051              13135             11831
199504             13969              13814              14083             12355
199507             14608              14459              14753             12899
199510             15069              14789              15036             13353
199601             15638              15409              15723             13837
199604             15475              15611              15756             13423
199607             15725              15889              16054             13614
199610             16399              16660              16705             14135
199701             17047              17334              17373             14288
199704             17149              17369              17577             14374
199707             18226              18643              18700             15078
199710             18554              19069              18997             15391
199801             19287              19737              19749             15820
199804             19583              20250              20127             15943
199807             19965              20349              20383             16265
199810             19187              18430              18902             16829
199901             20317              19553              20055             17098
199904             20615              20238              20514             16942
199907             20196              19960              20273             16670
199910             20032              19648              19723             16918
200001             20352              20001              20147             16782
200004             20345              19720              19790             17156
200007             20839              19836              20137             17665
200010             20513              19104              19405             18153
200101             21309              19583              20476             19101
200104             21156              18951              20003             19280
200107             20977              18898              20083             19907
200110             20481              18340              19374             20796
200201             21076              18850              20195             20545
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2002
                                   -------------------------------   FINAL VALUE
                                        ONE     FIVE      TEN       OF A $10,000
                                       YEAR    YEARS    YEARS         INVESTMENT
--------------------------------------------------------------------------------
High-Yield Corporate Fund
  Investor Shares*                   -1.10%    4.33%    7.74%            $21,076
Average High-Current-Yield Fund**    -3.74     1.69     6.54              18,850
Lehman High Yield Index              -1.37     3.06     7.28              20,195
Lehman Aggregate Bond Index           7.56     7.53     7.47              20,545
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            RETURN SINCE           OF A $250,000
                                              INCEPTION+              INVESTMENT
--------------------------------------------------------------------------------
High-Yield Corporate Fund
  Admiral Shares*                                  1.32%                $253,301
Lehman High Yield Index                            3.11                  257,769
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) JANUARY 31, 1992-JANUARY 31, 2002
--------------------------------------------------------------------------------
                 HIGH-YIELD CORPORATE FUND
                      INVESTOR SHARES
                                                                        LEHMAN++
FISCAL             CAPITAL                INCOME         TOTAL             TOTAL
YEAR                RETURN                RETURN        RETURN            RETURN
--------------------------------------------------------------------------------
  1993                4.0%                 10.7%         14.7%             15.1%
  1994                7.7                   9.8          17.5              16.3
  1995              -11.1                   8.6          -2.5              -1.8
  1996                9.0                  10.0          19.0              19.7
  1997               -0.3                   9.3           9.0              10.5
--------------------------------------------------------------------------------
                 HIGH-YIELD CORPORATE FUND
                      INVESTOR SHARES
                                                                        LEHMAN++
FISCAL             CAPITAL                INCOME         TOTAL             TOTAL
YEAR                RETURN                RETURN        RETURN            RETURN
--------------------------------------------------------------------------------
1998                  3.8%                  9.3%         13.1%             13.7%
1999                 -3.0                   8.3           5.3               1.6
2000                 -7.8                   8.0           0.2               0.5
2001                 -4.4                   9.1           4.7               1.6
2002                 -9.6                   8.5          -1.1              -1.4
--------------------------------------------------------------------------------

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**Derived from data provided by Lipper Inc.
+November 12, 2001.
++Lehman High Yield Index.
Note: See Financial Highlights tables on page 61 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter-rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.
                                                                  TEN YEARS
                                         ONE     FIVE   ------------------------
                       INCEPTION DATE   YEAR    YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------

High-Yield Corporate Fund
  Investor Shares          12/27/1978  2.90%    4.33%    -1.26%    9.18%   7.92%
  Admiral Shares           11/12/2001 0.56**        -         -        -       -
    Fee-adjusted Return*             -0.44**        -         -        -       -
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held less than one year.
**Returns are since inception.

FINANCIAL STATEMENTS
    JANUARY 31, 2002
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (83.5%)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (18.9%)
Advanta Mortgage Loan Trust                               5.98%     6/25/2014(1)                  2,113              2,114
American Express Credit Account Master Trust              5.60%    11/15/2006(1)                  3,375              3,520
American Express Credit Account Master Trust              5.85%    11/15/2006(1)                 32,200             33,560
American Express Credit Account Master Trust              5.90%     4/15/2004(1)(8)              11,560             11,994
AmSouth Auto Trust                                        6.67%     7/15/2004(1)                 34,705             35,685
ANRC Auto Owner Trust                                     3.76%    10/17/2005(1)                 70,000             70,466
ANRC Auto Owner Trust                                     6.75%    12/15/2003(1)                 12,709             12,797
ARG Funding Corp.                                         5.88%      3/6/2002(1)(2)(4)(8)        45,000             45,000
Banc One Financial Services Home Equity Loan              6.69%     8/25/2013(1)(5)               2,558              2,562
BMW Vehicle Owner Trust                                   5.46%     8/25/2004(1)                 14,630             14,984
BMW Vehicle Owner Trust                                   6.41%     4/25/2003(1)                 13,766             13,826
BMW Vehicle Owner Trust                                   6.91%     5/25/2006(1)                 22,900             23,790
California Infrastructure & Econ. Dev.
  Special Purpose Bank Trust PG&E-1                       6.42%     9/25/2008(1)                 50,455             53,314
California Infrastructure & Econ. Dev.
  Special Purpose Bank Trust SCE-1                        6.28%     9/25/2005(1)                 20,000             20,700
California Infrastructure & Econ. Dev.
  Special Purpose Bank Trust SCE-1                        6.38%     9/25/2008(1)                 10,168             10,751
Capital Auto Receivables Asset Trust                      4.60%     9/15/2005(1)                 10,000             10,196
Capital Auto Receivables Asset Trust                      6.46%     1/15/2004(1)                 25,300             25,650
Centex Home Equity Loan Trust                             3.89%     2/25/2020(1)                 20,000             19,879
Centex Home Equity Loan Trust                             3.94%     3/25/2025(1)                 11,100             11,316
Centex Home Equity Loan Trust                             5.35%    10/15/2003(1)                 32,600             33,109
Chase Manhattan Auto Trust                                4.55%     8/15/2005(1)(8)              63,000             64,106
Chase Manhattan Credit Card Master Trust                  1.91%    10/15/2006(1)                 20,000             20,008
Chase Manhattan Credit Card Master Trust                  6.00%     8/15/2005(1)(8)              38,220             39,642
Citibank Credit Card Issuance Trust                       5.65%     6/15/2008(1)                 46,000             47,275

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                       7.05%     9/15/2007(1)                 14,875             15,946
Citibank Credit Card Issuance Trust                       7.45%     9/15/2007(1)                 24,790             26,310
Citibank Credit Card Master Trust                         5.95%      2/7/2005(1)                 10,400             10,715
Citibank Credit Card Master Trust                         6.70%     2/15/2004(1)                 13,000             13,015
Citibank Credit Card Master Trust I                       5.55%      1/9/2006(1)                 15,187             15,665
ComEd Transitional Funding Trust                          5.34%     3/25/2004(1)                  8,582              8,615
ComEd Transitional Funding Trust                          5.39%     6/25/2005(1)(8)              50,000             51,237
Connecticut RRB Special Purpose Trust CL&P-1              5.36%     3/30/2007(1)(8)              26,076             26,852
Countrywide Asset-Backed Certificates                     6.24%     9/25/2018(1)                  9,119              9,167
Credit Card Merchant Voucher Receivables Master Trust     6.23%      8/1/2002(1)(2)(6)            3,332              3,363
DaimlerChrysler Auto Trust                                6.11%    11/15/2004(1)(8)              24,800             25,755
Dealer Auto Receivables Owner Trust                       7.07%     5/17/2004(1)(8)              38,600             39,488
Detroit Edison Securitization Funding LLC                 5.51%      3/7/2007(1)(8)              24,750             25,556
Discover Card Master Trust I                              5.30%    11/15/2006(1)                 13,750             14,208
Discover Card Master Trust I                              5.75%    12/15/2008(1)(8)              24,500             25,236
EQCC Home Equity Loan Trust                              6.223%     6/25/2011(1)(5)               9,883              9,971
First USA Credit Card Master Trust                        2.01%    11/20/2006(1)                 55,000             54,984
Ford Credit Auto Owner Trust                              5.01%     3/15/2006(1)                 14,800             15,244
Ford Credit Auto Owner Trust                              6.99%     2/15/2005(1)                 42,000             44,285
Ford Credit Auto Owner Trust                              7.40%     4/15/2005(1)                 22,524             23,484
Ford Credit Auto Owner Trust                              7.50%    10/15/2004(1)                  4,900              5,225
General Motors Acceptance Corp. Mortgage Home Loan Trust  5.22%     3/25/2014(1)                 44,400             44,844
Green Tree Home Equity Loan Trust                         7.05%     9/15/2030(1)                  6,160              6,185
Honda Auto Receivables Owner Trust                        3.50%    10/17/2005(1)                 12,750             12,749
Honda Auto Receivables Owner Trust                        4.67%     3/18/2005(1)(8)              68,750             70,159
MBNA Master Credit Card Trust                             6.70%     1/18/2005(1)                 26,000             26,532
MBNA Master Credit Card Trust II                          7.15%     1/15/2008(1)                 59,500             63,901
Mellon Residential Funding Corp. Mortgage
  Pass-Through Certificates                              6.832%     2/25/2030(1)                 15,610             15,732
Navistar Financial Corp. Owner Trust                      5.95%     4/15/2003(1)                  8,314              8,340
Navistar Financial Corp. Owner Trust                      7.20%     5/17/2004(1)                  8,323              8,451
Nissan Auto Receivables                                   3.58%     9/15/2005(1)                 48,250             48,273
Nissan Auto Receivables                                   4.80%     2/15/2007(1)                  3,750              3,809
Nissan Auto Receivables                                   7.01%     9/15/2003(1)                 19,200             19,511
Onyx Acceptance Owner Trust                               6.82%    11/15/2003(1)(4)               4,312              4,341
Option One Mortgage Loan Trust                            5.92%     5/25/2029(1)(7)               5,987              6,011
PP&L Transition Bond Co. LLC                              6.96%    12/26/2007(1)(8)              53,000             56,979
PP&L Transition Bond Co. LLC                              7.05%     6/25/2009(1)(8)              20,550             21,945
PECO~Energy Transition Trust                              6.05%      3/1/2009(1)(8)              29,200             30,389
Principal Residential Mortgage                            4.55%    12/20/2004(1)(2)              26,930             26,888
Residential Asset Securities Corp.                       4.286%     8/24/2022(1)                 34,000             33,958
Standard Credit Card Master Trust                         5.95%     10/7/2004(1)                  7,700              8,028
Targeted Return Index Securities Trust 5-2002            5.996%     1/25/2007(1)(2)              92,000             94,587
TIAA Structured Finance CDO I, Ltd.                       7.06%    11/15/2030(1)                 15,400             16,199
Toyota Auto Receivables Owner Trust                       4.00%     7/15/2008(1)                  9,450              9,447
UAC Securitization Corp.                                  5.57%      9/8/2003(1)(4)               1,117              1,117
UAC Securitization Corp.                                  6.31%     12/8/2006(1)(4)              16,836             17,491
USAA Auto Owner Trust                                     3.20%     2/15/2006(1)                 11,900             11,836
USAA Auto Owner Trust                                     6.95%     6/15/2004(1)                 22,000             22,531
Vendee Mortgage Trust                                     7.50%     5/15/2016(1)                  8,121              8,230
Washington Mutual Mortgage Pass-Through Certificate      5.435%     2/25/2032(1)                 42,800             42,800
Washington Mutual Mortgage Securities Corp.              6.035%     1/25/2031(1)                 20,254             20,285
WFS Financial                                             6.32%    10/20/2003(1)(7)               4,993              5,050
                                                                                                                -----------
                                                                                                                 1,857,163
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
FINANCE (18.9%)
  BANKING (6.2%)
  Barclays Bank PLC                                       8.55%     6/15/2011(2)                 22,100             24,775
  Capital One Financial                                   8.75%      2/1/2007                     9,900              9,894
  CIBC Capital Funding, LP                                6.25%    12/17/2002(2)                 24,500             25,173
  Citicorp Lease Pass-Through Trust                       7.22%     6/15/2005(1)(2)              21,739             23,096
  Citigroup Inc.                                          5.50%      8/9/2006                    38,625             39,312
  Firstar Bank NA Global                                  7.80%      7/5/2010                    25,600             26,870
  First Bank System, Inc.                                6.875%     9/15/2007                     5,750              6,192
  First Maryland Bancorp                                  7.20%      7/1/2007                     7,705              8,290
  First Union Corp.                                      8.125%     6/24/2002                     5,000              5,114
  First USA Bank                                          7.65%      8/1/2003                     7,000              7,465
  Fleet Boston Financial Corp.                           4.875%     12/1/2006                    24,000             23,326
  ING Capital Funding Trust III                          8.439%    12/31/2010                    21,600             22,648
  Mellon Financial Co.                                    5.75%    11/15/2003                     9,675             10,039
  Meridian Bancorp, Inc.                                 6.625%     3/15/2003                     2,700              2,810
  National City Corp.                                    6.625%      3/1/2004                     6,550              6,883
  National Westminster Bank                               7.75%    10/16/2007                    10,475             11,174
  Northern Trust Co.                                      6.50%      5/1/2003                     5,000              5,212
  Norwest Corp.                                           7.75%      3/1/2002                     5,000              5,021
  PNC Funding Corp.                                       5.75%      8/1/2006                    17,280             17,502
  Shawmut National Corp.                                  7.20%     4/15/2003                     7,000              7,324
  Skandinaviska Enskilda Banken                           6.50%      6/4/2003(2)                 46,780             47,833
  Southern National Corp.                                 7.05%     5/23/2003                    51,229             53,790
  SunTrust Bank                                           7.25%     9/15/2006                     2,750              2,981
  Synovus Financial Corp.                                 7.25%    12/15/2005                    19,750             20,744
  UBS Preferred Funding Trust I                          8.622%     10/1/2010                    11,700             13,168
  UBS Preferred Funding Trust II                         7.247%     6/29/2049                     5,525              5,707
  US Bancorp                                             6.875%     12/1/2004                    13,550             14,205
  Wachovia Corp.                                          4.95%     11/1/2006                    21,750             21,412
  Wells Fargo & Co.                                       4.25%     8/15/2003                   125,000            127,678
  Wells Fargo & Co.                                      6.875%     4/15/2003                     5,000              5,252
  Zions Financial Corp.                                   6.95%     5/15/2011                     9,800              9,880

  BROKERAGE (2.9%)
  Amvescap PLC                                           6.375%     5/15/2003                    25,100             26,017
  Lehman Brothers Holdings Inc.                           6.25%      4/1/2003                    61,800             63,910
  Lehman Brothers Holdings Inc.                           6.25%     5/15/2006                    29,660             30,422
  Lehman Brothers Holdings Inc.                          7.375%     5/15/2004                     9,930             10,593
  Morgan Stanley, Dean Witter & Co.                      5.625%     1/20/2004                    43,450             44,993
  Salomon Smith Barney Holdings                          5.875%     3/15/2006                    30,000             30,712
  Spear, Leeds & Kellogg, LP                              8.25%     8/15/2005(2)                 56,775             62,244
  Topaz Ltd.                                              6.92%     8/23/2004(1)(2)              16,443             17,851

  FINANCE COMPANIES (4.7%)
  American Express Credit Corp.                           5.50%     9/12/2006                    51,385             51,539
  Aristar Inc.                                           7.375%      9/1/2004                     9,750             10,454
  Boeing Capital Corp.                                    5.75%     2/15/2007                    47,165             47,218
  Capital One Bank                                        6.57%     1/27/2003                    21,635             22,049
  Capital One Bank                                        6.62%      8/4/2003                    23,825             24,263
  Countrywide Funding                                     8.25%     7/15/2002                     4,805              4,926
  Countrywide Home Loan                                   5.25%     5/22/2003                    24,850             25,529
  Countrywide Home Loan                                   5.50%      8/1/2006                    24,675             24,555

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Ford Motor Credit Co.                                   7.25%     1/15/2003                    22,000             22,550
  Ford Motor Credit Co.                                   7.50%     6/15/2003                    30,000             30,916
  General Electric Capital Corp.                          6.80%     11/1/2005                    24,570             26,245
  General Electric Capital Corp.                          7.25%      5/3/2004                    49,600             53,198
  General Motors Acceptance Corp.                         5.80%     3/12/2003                    39,620             40,226
  General Motors Acceptance Corp.                        6.125%     9/15/2006                    23,450             23,403
  General Motors Acceptance Corp.                        6.125%      2/1/2007                    28,850             28,668
  Norwest Financial Corp.                                 7.95%     5/15/2002                     4,200              4,266
  Sears Roebuck Acceptance Corp.                          6.80%     10/9/2002                     4,850              4,955
  Washington Mutual Finance Corp.                         6.25%     5/15/2006                    14,650             15,049

  INSURANCE (3.7%)
  AIG SunAmerica Global Financing IX                      5.10%     1/17/2007(2)                 44,000             43,744
  Conseco Inc.                                            6.40%     2/10/2003                     1,380              1,063
  Conseco Inc.                                            9.00%    10/15/2006                    10,260              5,643
  John Hancock Financial Services                        5.625%     12/1/2008                     5,800              5,739
  John Hancock Global Funding II                         5.625%     6/27/2006(2)                 25,355             25,848
  Metlife Inc.                                            5.25%     12/1/2006                    13,775             13,806
  Metlife Inc.                                           6.125%     12/1/2011                    10,000             10,012
  Monumental Global Funding II                            6.05%     1/19/2006(2)                 13,780             14,256
  Monumental Global Funding II                            6.95%     10/1/2003(2)                 49,590             52,511
  Principal Life Global Funding I                        6.125%      3/1/2006(2)                 61,610             63,551
  Progressive Corp.                                      6.375%     1/15/2012                    13,500             13,525
  Protective Life                                        5.875%     8/15/2006(2)                 29,100             29,562
  Prudential Insurance Co. of America                    6.375%     7/23/2006(2)                 40,965             42,295
  USAA Capital Corp.                                      7.05%     11/8/2006                    10,000             10,782
  USAA Capital Corp.                                      7.54%     3/30/2005(2)                 25,000             27,155

  REAL ESTATE INVESTMENT TRUSTS (1.4%)
  Cabot Industrial Properties LP                         7.125%      5/1/2004                    16,670             17,216
  Equity Residential Properties Trust Operating LP        7.10%     6/23/2004                     4,800              5,054
  Equity Residential Properties Trust Operating LP        7.95%     4/15/2002                     7,000              7,073
  Equity Residential Properties Trust Operating LP       8.375%     3/15/2006                    28,650             31,285
  First Industrial LP                                     7.00%     12/1/2006                    17,000             17,576
  First Industrial LP                                     7.15%     5/15/2002                     8,150              8,218
  First Industrial LP                                    7.375%     5/15/2004(2)                 12,000             12,586
  Liberty Properties LP                                   7.25%     3/15/2011                     7,300              7,427
  Security Capital Group                                  7.75%    11/15/2003                    20,000             21,169
  Shurgard Storage Centers, Inc.                          7.75%     2/22/2011                     8,900              9,051
  Wellsford Residential Property Trust                   9.375%      2/1/2002                     5,175              5,175
                                                                                                                -----------
                                                                                                                 1,858,843
                                                                                                                -----------
INDUSTRIAL (32.3%)
  BASIC INDUSTRY (0.9%)
  Abitibi-Consolidated Inc.                               6.95%    12/15/2006                    11,525             11,489
  Alcoa Inc.                                              6.00%     1/15/2012                    10,525             10,372
  Corporacion Nacional del Cobre de Chile (CODELCO)      7.375%      5/1/2009(2)                 10,872             10,984
  Dow Chemical                                            5.75%    12/15/2008                    11,025             10,535
  Noranda, Inc.                                          8.625%     7/15/2002                    15,000             15,266
  Pohang Iron & Steel Co. Ltd.                            7.50%      8/1/2002                    11,320             11,486
  Rio Tinto Finance Ltd.                                  5.75%      7/3/2006                    18,150             18,392

  CAPITAL GOODS (3.9%)
  Allied Waste Industries, Inc.                          10.00%      8/1/2009                    21,600             21,924
  BAE Systems Holdings Inc.                               6.40%    12/15/2011(2)                  9,825              9,833

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Bombardier Capital Inc.                                5.625%     5/30/2003(2)                 39,300             39,807
  Emerson Electric Co.                                   7.875%      6/1/2005                    16,055             17,341
  Ingersoll-Rand Co.                                      5.75%     2/14/2003                    44,350             45,341
  Masco Corp.                                             6.00%      5/3/2004                     9,890             10,098
  Owens-Brockway Glass                                   8.875%     2/15/2009(2)                  7,750              7,740
  Raytheon Co.                                            5.70%     11/1/2003                    32,085             32,845
  Raytheon Co.                                            6.30%     3/15/2005                    14,770             15,169
  Raytheon Co.                                            6.45%     8/15/2002                     1,100              1,122
  Raytheon Co.                                            7.90%      3/1/2003                    22,650             23,631
  Republic Services Inc.                                 6.625%     5/15/2004                    16,800             17,492
  Republic Services Inc.                                 7.125%     5/15/2009                     6,625              6,789
  Tyco International Group SA                            6.875%      9/5/2002                    50,000             50,318
  United Technologies Corp.                              4.875%     11/1/2006                    14,500             14,277
  USA Waste Services                                      6.50%    12/15/2002                    27,190             27,816
  Waste Management Inc.                                   7.00%     10/1/2004                    19,155             19,952
  Waste Management Inc.                                   7.70%     10/1/2002                     9,760             10,014
  WMX Technologies Inc.                                   7.10%      8/1/2026                     8,000              8,275

COMMUNICATION (7.1%)
  American Tower Corp.                                   9.375%      2/1/2009                    18,630             13,041
  AT&T Wireless                                           7.35%      3/1/2006                    39,400             41,043
  British Telecommunications PLC                         7.875%    12/15/2005                    19,825             21,353
  Charter Communications Holdings                        10.00%    11/15/2008                    19,500             19,500
  Charter Communications Holdings                        10.00%     5/15/2011(2)                  3,875              3,875
  Cingular Wireless                                      5.625%    12/15/2006(2)                  9,650              9,641
  Clear Channel Communications                            7.25%     9/15/2003                     3,200              3,321
  Continental Cablevision                                 8.30%     5/15/2006                     2,575              2,778
  CSC Holdings, Inc. Pfd.                               11.125%      4/1/2008                     5,790              6,166
  France Telecom                                          7.20%      3/1/2006(2)                 29,690             31,178
  France Telecom                                          7.75%      3/1/2011(2)                  6,750              7,159
  Global Crossing Holding Ltd.                           9.125%    11/15/2006*                    6,925                294
  Global Crossing Holding Ltd.                            9.50%    11/15/2009*                    7,800                332
  GTE Corp.                                               6.36%     4/15/2006                     7,950              8,255
  New York Times                                         7.625%     3/15/2005                    20,200             21,598
  NYNEX Corp.                                             9.55%      2/7/2006                    20,338             23,324
  PanAmSat Corp.                                          6.00%     1/15/2003                     9,375              9,445
  Pearson PLC                                             7.00%     6/15/2011(2)                  7,650              7,630
  Qwest Capital Funding                                  5.875%      8/3/2004                    29,625             29,283
  Qwest Corp.                                            7.625%      6/9/2003                    50,825             52,210
  Receivables Structured Trust 2001-Calpoint              7.44%    12/10/2006(2)                 48,500             46,730
  Sprint Corp.                                            6.00%     1/15/2007(2)                 20,375             20,133
  TCI Communications, Inc.                               6.375%      5/1/2003                    19,400             19,897
  TCI Communications, Inc.                                7.25%      8/1/2005                     5,000              5,174
  TCI Communications, Inc.                                8.00%      8/1/2005                    10,922             11,557
  TCI Communications, Inc.                                8.25%     1/15/2003                    44,445             46,320
  Telecomunicaciones de Puerto Rico                       6.15%     5/15/2002                    21,830             21,996
  Time Warner Telecom LLC                                 9.75%     7/15/2007                     6,970              4,600
  TPSA Finance BV                                         7.75%    12/10/2008(2)                 20,250             20,474
  US West Capital Funding, Inc.                          6.125%     7/15/2002                    32,550             32,902
  Verizon Wireless Inc.                                  5.375%    12/15/2006(2)                 41,475             41,038
  Vodafone AirTouch PLC                                  7.625%     2/15/2005                    29,850             32,048
  WorldCom Inc.                                           6.50%     5/15/2004                    30,000             30,190
  WorldCom Inc.                                          7.375%     1/15/2006(2)                 48,750             48,584

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  CONSUMER CYCLICAL (2.8%)
  Cooper Tire & Rubber Co.                                7.25%    12/16/2002                    30,000             30,763
  International Speedway Corp.                           7.875%    10/15/2004                    14,750             15,280
  Lowe's Companies Inc.                                   7.50%    12/15/2005                     9,600             10,440
  Mandalay Resorts Group                                 9.375%     2/15/2010(2)                  9,300              9,556
  Park Place Entertainment                                7.95%      8/1/2003                    41,525             42,914
  Target Corp.                                            5.40%     10/1/2008                    39,775             39,417
  Toys R Us                                              6.875%      8/1/2006                    19,000             19,064
  VF Corp.                                                7.60%      4/1/2004(1)                 18,635             19,029
  Wal-Mart Stores                                        4.375%      8/1/2003                    24,250             24,621
  Wal-Mart Stores                                         7.50%     5/15/2004                    24,675             26,736
  Walt Disney Co.                                         4.50%     9/15/2004                    39,500             39,358

  CONSUMER NONCYCLICAL (8.8%)
  Abbott Laboratories                                    5.625%      7/1/2006(3)                 48,790             50,108
  American Home Products                                 5.875%     3/15/2004                    39,500             40,876
  Apogent Technologies Inc.                               8.00%      4/1/2011                    16,750             17,765
  Beckman Coulter Inc.                                   6.875%    11/15/2011                     9,500              9,565
  Beckman Instruments, Inc.                               7.45%      3/4/2008                    27,305             28,699
  Bristol-Myers Squibb                                    4.75%     10/1/2006                    80,650             80,166
  Campbell Soup Co.                                      5.875%     10/1/2008                    27,000             27,208
  Cargill Inc.                                            6.25%      5/1/2006(2)                 22,335             22,845
  Cia Brasil de Bebidas ambev                            10.50%    12/15/2011(2)                 18,190             17,917
  Conagra Foods Inc.                                      6.00%     9/15/2006                     8,450              8,608
  Diageo PLC                                              0.00%      1/6/2004                    39,700             36,665
  Diageo PLC                                             6.125%     8/15/2005                    12,125             12,512
  Diageo PLC                                             6.625%     6/24/2004                    12,700             13,470
  Estee Lauder Cos. Inc.                                  6.00%     1/15/2012                    10,250             10,229
  Fred Meyer, Inc.                                       7.375%      3/1/2005                    16,450             17,537
  Hormel Foods Corp.                                     6.625%      6/1/2011(2)                  8,900              9,077
  Kellogg Co.                                             5.50%      4/1/2003                    69,000             70,660
  Kimberly-Clark de Mexico                               8.875%      8/1/2009(2)                  7,860              8,384
  Kraft Foods Inc.                                       4.625%     11/1/2006                    38,600             37,875
  Land O'Lakes                                            8.75%    11/15/2011(2)                 10,975             10,810
  Panamerican Beverage Inc.                              8.125%      4/1/2003                    24,200             24,814
  Pepsi Americas Inc.                                     5.95%     2/15/2006                    16,550             16,712
  Philip Morris Cos., Inc.                                6.80%     12/1/2003                    17,500             18,382
  Quest Diagnostic Inc.                                   6.75%     7/12/2006                    43,870             45,108
  Safeway Inc.                                            6.05%    11/15/2003                    47,630             49,241
  Unilever Capital Corp.                                  6.75%     11/1/2003                    82,170             86,784
  Unilever Capital Corp. Global                          6.875%     11/1/2005                    19,500             20,817
  United Health Group Inc.                                5.20%     1/17/2007                    19,900             19,683
  The Upjohn Co. ESOP Trust                               9.79%      2/1/2004(1)                  9,494             10,513
  Wellpoint Health Networks                              6.375%     6/15/2006                    22,320             22,941
  Zeneca Wilmington                                       6.30%     6/15/2003                    20,400             21,193

  ENERGY (3.5%)
  Amerada Hess Corp.                                      5.30%     8/15/2004                    39,250             39,699
  Baker Hughes Inc.                                       5.80%     2/15/2003                    16,850             17,435
  Baker Hughes Inc.                                      7.875%     6/15/2004                     4,250              4,582
  Burlington Resources Inc.                               6.50%     12/1/2011(2)                  8,750              8,601
  Conoco Inc.                                             5.45%    10/15/2006                    39,000             39,327
  Conoco Inc.                                             5.90%     4/15/2004                     7,610              7,886
  Forest Oil Corp.                                        8.00%     6/15/2008                    15,500             15,655

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Oil Enterprises Ltd.                                   6.239%     6/30/2008(1)(2)(4)           29,845             30,777
  PF Export Receivables Master Trust                     2.752%     12/1/2013(1)(2)              24,140             24,170
  Pure Resources Inc.                                    7.125%     6/15/2011(2)                  8,900              8,564
  Tosco Corp.                                            7.625%     5/15/2006                    14,600             15,886
  Tosco Corp.                                             8.25%     5/15/2003                    22,250             23,574
  Tosco Trust 2000-E Co.                                  8.58%      3/1/2010(2)                 17,500             19,539
  Transocean Sedco Forex Inc.                             6.50%     4/15/2003                    46,170             47,515
  Transocean Sedco Forex Inc.                            6.625%     4/15/2011                    16,750             16,453
  Valero Energy Corp.                                    7.375%     3/15/2006                     6,358              6,619
  Woodside Finance Ltd.                                   6.70%      8/1/2011(2)                 14,800             14,660

  OTHER (1.0%)
  Black & Decker                                         7.125%      6/1/2011                     9,700             10,017
  Johnson Controls                                        5.00%    11/15/2006                     7,220              7,018
  LG&E Capital Corp.                                     6.205%      5/1/2004(2)                 26,200             26,697
  Minnesota Mining & Manufacturing ESOP Trust             5.62%     7/15/2009(1)(2)              37,278             37,486
  Parker Retirement Savings Plan Trust                    6.34%     7/15/2008(1)(2)              17,025             17,315

  TECHNOLOGY (2.2%)
  Computer Sciences Corp.                                 6.25%     3/15/2009                     9,150              8,876
  Computer Sciences Corp.                                 7.50%      8/8/2005                    24,335             25,833
  First Data Corp.                                       5.625%     11/1/2011                    23,350             22,647
  International Business Machines Corp.                  4.875%     10/1/2006                    87,000             86,461
  Nortel Networks Ltd.                                   6.125%     2/15/2006                     9,800              8,330
  Texas Instruments Inc.                                  7.00%     8/15/2004                    44,550             46,896
  Xerox Corp.                                             9.75%     1/15/2009(2)                  9,300              8,789

  TRANSPORTATION (2.1%)
  AMR Corp.                                               9.00%      8/1/2012                     5,300              4,948
  AMR Corp.                                              10.15%      3/7/2006                    10,625             10,208
  Continental Airlines, Inc.
    (Equipment Trust Certificates)                       6.648%     3/15/2019(1)                  4,813              4,437
  Continental Airlines, Inc.
    (Equipment Trust Certificates)                       7.256%     3/15/2020(1)                 11,541             10,741
  Continental Airlines, Inc. Pass-Through Trust          6.541%     9/15/2008(1)                 13,065             11,497
  Continental Airlines, Inc. Pass-Through Trust           6.80%      7/2/2007(1)                  8,565              7,880
  Continental Airlines, Inc. Pass-Through Trust          7.434%     3/15/2006(1)                  6,700              6,030
  Delta Airlines Inc.                                     6.65%     3/15/2004                    16,260             15,277
  Delta Airlines Inc.                                     7.70%    12/15/2005                     5,425              5,094
  Delta Airlines Inc.                                     7.90%    12/15/2009                     3,875              3,579
  Delta Airlines Inc. Pass-Through Certificates          7.299%     9/18/2006                     6,400              6,164
  ERAC USA Finance Co.                                   6.375%     5/15/2003(2)                  4,475              4,568
  ERAC USA Finance Co.                                   6.625%     5/15/2006(2)                 30,000             29,887
  ERAC USA Finance Co.                                    7.35%     6/15/2008(2)                  5,000              5,022
  Federal Express Corp.                                  6.625%     2/12/2004                    10,500             10,898
  Federal Express Corp.                                  6.625%     2/12/2004(2)                  1,100              1,143
  Federal Express Corp.                                  9.875%      4/1/2002                    8,195               8,275
  Hertz Corp.                                             6.30%    11/15/2006                     4,000              4,048
  Hertz Corp.                                            6.625%     5/15/2008                     5,000              4,658
  Hertz Corp.                                             7.00%      5/1/2002                     5,000              5,031
  Hertz Corp.                                             8.25%      6/1/2005                    27,350             28,145
  Norfolk Southern Corp.                                 8.375%     5/15/2005                    18,100             19,642
  Northwest Airlines                                     7.575%      3/1/2019(1)                  2,556              2,531
  Northwest Airlines Corp. Pass-Through Trust             8.07%      1/2/2015(1)                  1,210              1,041
                                                                                                                -----------
                                                                                                                 3,163,770
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  UTILITIES (13.4%)
  ELECTRIC UTILITIES (11.1%)
  AEP Resources Inc.                                      6.50%     12/1/2003(2)                 50,000             51,777
  Alabama Power Co.                                       7.85%     5/15/2003                    36,475             38,450
  American Electric Power                                 5.50%     5/15/2003                    49,000             49,829
  Boston Edison Co.                                       6.80%     3/15/2003                    14,000             14,461
  Calenergy Co. Inc.                                      6.96%     9/15/2003                    32,600             33,506
  Connectiv Inc.                                          6.73%     9/12/2003(1)                 63,000             65,300
  Consolidated Edison                                    7.625%      3/1/2004                     2,900              3,087
  Detroit Edison Co.                                      5.05%     10/1/2005                     9,000              8,863
  Dominion Fiber Ventures, LLC                            7.05%     3/15/2005(2)                 18,200             18,058
  Dominion Resources Inc.                                 6.00%     1/31/2003                    65,800             67,077
  DTE Energy Co.                                          6.00%      6/1/2004                    14,800             15,240
  East Coast Power                                       6.737%     3/31/2008(1)                  5,663              5,521
  Edison Mission Energy Funding Corp.                     6.77%     9/15/2003(1)(2)              10,532             10,111
  Exelon Corp.                                            6.95%     6/15/2011(2)                  7,100              7,302
  FPL Group Capital                                      6.125%     5/15/2007                     7,700              7,796
  FPL Group Capital                                      7.625%     9/15/2006                    27,000             29,245
  Georgia Power Co.                                       5.75%     1/31/2003                    70,120             71,854
  HGI Transelec Chile SA                                 7.875%     4/15/2011                    31,683             32,169
  IPALCO Enterprises, Inc.                               7.375%    11/14/2008(2)                 28,850             27,537
  Korea Electric Power                                    7.00%     10/1/2002                     6,000              6,148
  Limestone Electron Trust                               8.625%     3/15/2003                    64,500             65,497
  Nevada Power Co.                                        6.00%     9/15/2003(2)                 22,000             21,953
  New York State Electric & Gas                           6.75%    10/15/2002                     7,140              7,327
  NiSource Finance Corp.                                  5.75%     4/15/2003                    13,725             13,862
  NRG Energy, Inc.                                        6.75%     7/15/2006                    12,350             11,882
  NRG Northeast Generating LLC                           8.065%    12/15/2004(1)                  8,789              8,994
  NRG South Central Generating LLC                       8.962%     7/30/2010(1)                 22,712             23,596
  Pacific Gas & Electric Co.                             7.375%     11/1/2005*(2)                28,560             30,773
  PPL Capital Funding                                     7.75%     4/15/2005                    24,800             26,068
  PPL Electric Utilities Corp.                           5.875%     8/15/2007                     8,500              8,551
  Progress Capital Holdings                               7.45%      9/1/2003(2)                  9,820             10,294
  Progress Energy                                         6.55%      3/1/2004                    29,250             30,519
  PSE&G Capital Corp.                                     6.25%     5/15/2003(2)                 38,500             39,436
  Reliant Energy Mid-Atlantic Power Holdings             8.554%      7/2/2005(1)                 28,347             30,926
  Reliant Energy Resources                               8.125%     7/15/2005                    24,800             25,790
  South Carolina Electric & Gas                           7.50%     6/15/2005                     9,930             10,618
  Southern California Edison Co.                          8.95%     11/3/2003**                  40,935             42,163
  TXU Corp.                                               5.52%     8/16/2003                   108,253            109,701
  Virginia Electric & Power Co.                          5.375%      2/1/2007                     8,500              8,453

  NATURAL GAS (2.3%)
  AGL Capital Corp.                                      7.125%     1/14/2011                     9,900             10,055
  Columbia Energy Group                                   6.61%    11/28/2002                    35,693             36,455
  Enterprise Products                                     8.25%     3/15/2005                    41,350             43,886
  Keyspan Corp.                                           7.25%    11/15/2005                    15,000             15,949
  KN Energy, Inc.                                         6.45%      3/1/2003                    29,000             29,703
  Osprey Trust                                            8.31%     1/15/2003*(2)                39,875              6,779
  Peoples Energy Corp.                                    6.90%     1/15/2011                    10,000              9,910
  Sempra Energy                                           7.95%      3/1/2010                    10,000             10,429
  TransCanada Pipelines                                   7.875%   12/15/2002                    14,000             14,526

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Transcontinental Gas Pipeline                          8.875%     9/15/2002                    15,150             15,594
  Williams Cos.                                           6.75%     1/15/2006                    29,000             28,244
  Yosemite Security Trust                                 8.25%    11/15/2004*(2)                11,820              3,428
                                                                                                                ----------
                                                                                                                 1,314,692
                                                                                                                ----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $8,097,554)                                                                                              8,194,468
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.7%)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.7%)
U.S. Treasury Bond                                        5.00%     8/15/2011                    63,350             63,173
U.S. Treasury Note                                        2.75%    10/31/2003                    50,000             49,857
U.S. Treasury Note                                        3.50%    11/15/2006                    13,925             13,404
U.S. Treasury Note                                       3.875%     6/30/2003                    20,000             20,348
U.S. Treasury Note                                       4.625%     5/15/2006                    62,145             62,962
U.S. Treasury Note                                       5.625%     5/15/2008                     9,870             10,344
U.S. Treasury Note                                        6.25%     2/15/2007                    18,470             19,925
U.S. Treasury Note                                        6.50%    10/15/2006                    13,100             14,245
U.S. Treasury Note                                       6.625%     5/15/2007                    14,800             16,231
                                                                                                                -----------
                                                                                                                   270,489
                                                                                                                -----------

AGENCY BONDS AND NOTES (1.0%)
Federal National Mortgage Assn.                           5.25%     6/15/2006                    12,375             12,631
Federal National Mortgage Assn.                           6.25%      2/1/2011                    15,000             15,429
Federal National Mortgage Assn.                           6.50%      9/1/2016                    67,909             69,479
                                                                                                                -----------
                                                                                                                    97,539
                                                                                                                -----------

MORTGAGE-BACKED SECURITIES (5.0%)
Federal Home Loan Mortgage Corp.                          6.00%    10/15/2027(1)                 15,368             15,541
Federal Home Loan Mortgage Corp.                          6.11%     6/25/2013(1)                  3,400              3,409
Federal National Mortgage Assn.                           6.00%    11/25/2014(1)                103,200            107,431
Federal National Mortgage Assn.                           6.00%      4/1/2017                   158,180            158,329
Federal National Mortgage Assn.                           6.50%     12/1/2011                     8,564              8,854
Federal National Mortgage Assn.                           6.50%      9/1/2016(9)                 66,669             68,211
Federal National Mortgage Assn.                           7.00%     5/15/2004                     8,748              9,129
Federal National Mortgage Assn.                           7.00%      6/7/2004                    16,696             17,413
Federal National Mortgage Assn.                           7.00%     12/1/2011                    88,804             92,618
Federal National Mortgage Assn.                           7.50%     5/14/2006                    11,110             11,694
                                                                                                                -----------
                                                                                                                   492,629
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $861,966)                                                                                                  860,657
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(2.3%)
---------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank                                     5.00%     7/20/2004                     9,000              9,191
Federative Republic of Brazil                            11.00%     1/11/2012                    15,000             13,275
Landwirtschaft Rentenbank                                 4.50%    10/23/2006                    27,500             26,922
Pemex Finance Ltd.                                       6.125%    11/15/2003(1)                  3,120              3,227
Pemex Finance Ltd.                                        8.02%     5/15/2007(1)                 15,290             16,181
Pemex Finance Ltd.                                        9.14%     8/15/2004(1)                 29,485             31,170
Pemex Finance Ltd.                                        9.69%     8/15/2009(1)                 41,000             46,272
Province of Manitoba                                      4.25%    11/20/2006                    48,500             47,056
United Mexican States                                     7.50%     1/14/2012                    37,000             36,445
---------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $224,309)                                                                                                  229,739
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
SHORT-TERM CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.5%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                     1.91%      2/1/2002                   654,549            654,549
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account-Note H                              1.91%      2/1/2002                   375,518            375,518
---------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,030,067)                                                                                              1,030,067
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.0%)
  (COST $10,213,896)                                                                                            10,314,931
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.0%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets-Note C                                                                                                309,209
Payables for Investment Securities Purchased                                                                      (394,370)
Security Lending Collateral Payable to Brokers-Note H                                                             (375,518)
Other Liabilities                                                                                                  (33,557)
                                                                                                                -----------
                                                                                                                  (494,236)
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $9,820,695
---------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
*Non-income-producing security-security in default.
**In accordance with the fundIs valuation policy, this security is no longer accruing income.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) -Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2002, the aggregate value of these securities was $1,530,379,000, representing 15.6% of net assets.
(3) Securities with a value of $8,247,000 have been segregated as initial margin for open futures contracts.
(4) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6) Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.
(7) Scheduled principal and interest payments are guaranteed by Financial Security Assurance Corporation.
(8) Securities with an aggregate value of $534,338,000 have been segregated in connection with open swap contracts.
(9) Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of January 31, 2002.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $9,780,139
Undistributed Net Investment Income                                           -
Accumulated Net Realized Losses-Note F                                  (55,192)
Unrealized Appreciation (Depreciation)-Note G
  Investment Securities                                                 101,035
  Futures Contracts                                                       3,825
  Swap Contracts                                                         (9,112)
--------------------------------------------------------------------------------
NET ASSETS                                                           $9,820,695
================================================================================
Investor Shares-Net Assets
Applicable to 703,424,724 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $7,611,399
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-INVESTOR SHARES                                $10.82
================================================================================

Admiral Shares-Net Assets
Applicable to 167,795,358 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,815,629
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-ADMIRAL SHARES                                 $10.82
================================================================================

Institutional Shares-Net Assets
Applicable to 36,381,668 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $393,667
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-INSTITUTIONAL SHARES                           $10.82
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (87.1%)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (9.1%)
American Express Credit Account Master Trust              5.85%    11/15/2006(1)                  5,000              5,211
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                       6.32%     9/25/2005(1)                  1,650              1,708
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                       6.42%     9/25/2008(1)                  1,800              1,902
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                        6.38%     9/25/2008(1)(6)              15,000             15,860
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SDG&E-1                      6.31%     9/25/2008(1)                  4,409              4,653
Chase Manhattan Credit Card Master Trust                  1.91%    10/15/2006(1)                 20,000             20,008
Citibank Credit Card Master Trust                         6.30%     5/15/2008(1)                 10,000             10,437
ComEd Transitional Funding Trust                          5.63%     6/25/2009(1)                 15,000             15,214
Detroit Edison Securitization Funding LLC                6.192%      3/1/2013(1)(6)              15,000             15,357
Discover Card Master Trust I                              2.10%     2/16/2007(1)                 10,000             10,045
First USA Credit Card Master Trust                        2.01%    11/20/2006(1)                 15,000             14,996
Fleet Credit Card Master Trust II                         2.04%     11/1/2004(1)(3)              20,000             19,923
Illinois Power Special Purpose Trust                      5.54%     6/25/2009(1)(6)               7,000              7,143
MBNA Master Credit Card Trust II                          7.15%     1/15/2008(1)                 15,000             16,110
PECO Energy Transition Trust                              6.05%      3/1/2009(1)(6)              10,675             11,110
PECO Energy Transition Trust                              6.52%    12/31/2010(1)                 10,000             10,350
PP&L Transitional Bond Co. LLP                            7.05%     6/25/2009(1)                  4,325              4,619
PSE&G Transition Bonds                                    6.61%     6/15/2015(1)(6)              15,000             15,653
Standard Credit Master Trust                              7.25%      4/7/2008(1)                  3,200              3,487
Targeted Return Index Securities Trust 5-2002            5.996%     1/25/2007(1)(2)              14,000             14,394
Targeted Return Index Securities Trust 10-2002           6.858%     1/15/2012(1)(2)              25,000             26,166
TIAA Structured Finance CDO I, Ltd.                       7.06%    11/15/2030(1)                  9,500              9,993
                                                                                                                -----------
                                                                                                                   254,339
                                                                                                                -----------
FINANCE (19.2%)
  BANKING (7.1%)
  Barclays Bank PLC                                       8.55%     6/15/2011(2)                 24,175             27,102
  BB&T Corp.                                              6.50%      8/1/2011                    12,500             12,617
  Capital One Financial                                   8.75%      2/1/2007                     5,000              4,997
  Citicorp Lease Pass-Through Trust                       7.22%     6/15/2005(1)(2)               1,568              1,665
  Firstar Bank N.A.                                       7.80%      7/5/2010                    10,000             10,496
  First Maryland Bancorp                                 6.875%      6/1/2009                    15,000             15,368
  First Security Corp.                                   6.875%    11/15/2006                    10,917             11,722
  First Tennessee Bank                                    5.75%     12/1/2008                     5,000              4,812
  Fleet Boston Financial Corp.                            6.50%     3/15/2008                    12,665             12,970
  ING Capital Funding Trust III                          8.439%    12/31/2010                    13,200             13,840
  Mellon Bank Corp.                                      7.625%     9/15/2007                     5,000              5,564
  UBS Preferred Funding Trust I                          8.622%     10/1/2010                    21,850             24,591
  UBS Preferred Funding Trust II                         7.247%     6/29/2049                     9,350              9,659
  US Bank N.A.                                            6.30%      2/4/2014                    16,000             15,972
  Wachovia Corp.                                          4.95%     11/1/2006                    16,000             15,751
  Wells Fargo & Co.                                       6.25%     4/15/2008                    10,000             10,372

  BROKERAGE (2.9%)
  Goldman Sachs Group                                     6.60%     1/15/2012                    10,000             10,030
  Lehman Brothers Holdings Inc.                           7.00%      2/1/2008                    23,000             23,837
  Salomon Smith Barney                                    6.50%     2/15/2008                    31,500             32,868
  Spear, Leeds & Kellogg, LP                              8.25%     8/15/2005(2)                  5,000              5,482
  Topaz Ltd.                                              6.92%     3/10/2007(1)(2)               7,400              8,033

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  FINANCE COMPANIES (2.4%)
  Boeing Capital Corp.                                    6.50%     2/15/2012                     7,000              6,981
  British Aerospace                                      7.156%     7/18/2008(2)                  9,937             10,127
  Capital One Bank                                        6.70%     5/15/2008                    12,178             11,250
  Countrywide Home Loan                                   5.50%      8/1/2006                    10,000              9,951
  General Motors Acceptance Corp.                         7.00%      2/1/2012                    15,000             14,855
  Washington Mutual Finance Corp.                        6.875%     5/15/2011                    10,000             10,365
  Wells Fargo Finance                                    5.875%     8/15/2008                     5,000              5,093

  INSURANCE (4.8%)
  AIG SunAmerica Global Financing                         5.85%      8/1/2008(2)                 10,000             10,166
  Conseco Inc.                                            6.40%     2/10/2003                       620                477
  Conseco Inc.                                            9.00%    10/15/2006                     4,601              2,531
  Fidelity National Financial Inc.                        7.30%     8/15/2011                     7,500              7,583
  John Hancock Financial Services                        5.625%     12/1/2008                     5,000              4,947
  John Hancock Global Funding II                          7.90%      7/2/2010(2)                 10,000             11,179
  Lincoln National Corp.                                  6.20%    12/15/2011                     7,000              6,919
  Metlife Inc.                                           6.125%     12/1/2011                    25,000             25,030
  Monumental Global Funding II                            6.05%     1/19/2006(2)                 12,000             12,415
  NAC Re Corp.                                            7.15%    11/15/2005                     6,500              6,810
  Principal Life Global Funding I                        6.125%      3/1/2006(2)                 19,870             20,496
  Progressive Corp.                                      6.375%     1/15/2012                     5,800              5,811
  Prudential Insurance Co. of America                    6.375%     7/23/2006(2)                 10,800             11,151
  Reinsurance Group of America Inc.                       7.25%      4/1/2006                    10,000             10,462

  REAL ESTATE INVESTMENT TRUSTS (2.0%)
  EOP Operating LP                                        7.00%     7/15/2011                    10,000             10,209
  First Industrial LP                                     7.00%     12/1/2006                     1,500              1,551
  First Industrial LP                                     7.60%     5/15/2007                     3,000              3,190
  Irvine Apartment Communities Inc.                       7.00%     10/1/2007                     5,000              5,146
  Liberty Property Trust LP                               7.25%     3/15/2011                     2,995              3,047
  Liberty Property Trust LP                               7.75%     4/15/2009                     2,000              2,091
  Merry Land & Investment Co., Inc.                      6.875%     11/1/2004                     2,000              2,088
  Merry Land & Investment Co., Inc.                       6.90%      8/1/2007                     5,000              5,238
  Security Capital Group                                  7.15%     6/15/2007                     2,000              2,107
  Shurgard Storage Centers, Inc.                          7.75%     2/22/2011                    11,000             11,187
  Weingarten Realty Investors                             7.00%     7/15/2011(2)                 10,000             10,098
                                                                                                                -----------
                                                                                                                   538,299
                                                                                                                -----------

INDUSTRIAL (44.9%)
  BASIC INDUSTRIES (1.7%)
  Alcoa Inc.                                              6.00%     1/15/2012                     7,000              6,898
  Corporacion Nacional del Cobre de Chile (CODELCO)      7.375%      5/1/2009(2)                  8,536              8,624
  Dow Chemical                                            5.75%    12/15/2008                     7,800              7,454
  Potash Corp. of Saskatchewan                            7.75%     5/31/2011                    10,000             10,583
  Rio Tinto Finance Ltd.                                  5.75%      7/3/2006                    12,600             12,768

  CAPITAL GOODS (4.4%)
  Allied Signal Inc.                                      6.20%      2/1/2008                    13,300             13,586
  Allied Waste Industries, Inc.                          10.00%      8/1/2009                     6,400              6,496
  BAE Systems Holdings Inc.                               6.40%    12/15/2011(2)                  7,000              7,006
  Bemis Co. Inc.                                          6.50%     8/15/2008                     5,000              5,138
  Emerson Electric Co.                                   7.125%     8/15/2010                    12,500             13,396
  Owens-Brockway Glass                                   8.875%     2/15/2009(2)                  2,250              2,247
  Republic Services Inc.                                  6.75%     8/15/2011                     5,000              5,039

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Republic Services Inc.                                 7.125%     5/15/2009                     6,650              6,815
  Textron Inc.                                           6.375%    11/15/2008                     5,000              4,853
  Tyco International Group SA                            6.375%    10/15/2011                    20,000             18,291
  United Technologies Corp.                               6.35%      3/1/2011                    25,000             25,504
  USA Waste Services                                     7.125%     10/1/2007                     5,560              5,722
  Waste Management, Inc.                                 7.375%      8/1/2010                     8,000              8,289

  COMMUNICATIONS (9.9%)
  American Tower Corp.                                   9.375%      2/1/2009                     5,370              3,759
  Ameritech Capital Funding                               6.15%     1/15/2008                    10,000             10,080
  AT&T Wireless Services Inc.                            7.875%      3/1/2011                    40,000             41,565
  British Telecommunications PLC                         7.875%    12/15/2005                    12,000             12,925
  Charter Communications Holdings                        10.00%    11/15/2008                     5,500              5,500
  Charter Communications Holdings                        10.00%     5/15/2011(2)                  1,125              1,125
  Cingular Wireless                                       6.50%    12/15/2011(2)                 10,000             10,044
  Continental Cablevision                                 8.30%     5/15/2006                    21,000             22,653
  Cox Enterprises                                        7.875%     9/15/2010(2)                 10,000             10,467
  CSC Holdings, Inc. Pfd.                               11.125%      4/1/2008                     1,760              1,874
  France Telecom                                          7.75%      3/1/2011(2)                 18,250             19,357
  Global Crossing Holding Ltd.                           9.125%    11/15/2006*                    2,075                 88
  Global Crossing Holding Ltd.                            9.50%    11/15/2009*                    2,200                 93
  GTE Corp.                                               6.36%     4/15/2006                     5,000              5,192
  GTE Northwest Inc.                                      5.55%    10/15/2008                    15,000             14,702
  GTE South Inc.                                          6.00%     2/15/2008                     7,000              7,059
  Pearson PLC                                             7.00%     6/15/2011(2)                  2,250              2,244
  Qwest Capital Funding                                   7.00%      8/3/2009                    10,000              9,587
  Southwestern Bell Telephone                             6.59%     9/29/2008                     5,650              5,873
  Sprint Corp.                                            6.00%     1/15/2007(2)                 13,900             13,735
  TCI Communications, Inc.                                7.25%      8/1/2005                     7,000              7,244
  Thomson Corp.                                           5.75%      2/1/2008                    10,000              9,957
  Time Warner Telecom LLC                                 9.75%     7/15/2007                     2,030              1,340
  TPSA Finance BV                                         7.75%    12/10/2008(2)                  9,750              9,858
  Verizon Wireless Inc.                                  5.375%    12/15/2006(2)                 12,050             11,923
  Vodafone AirTouch PLC                                   7.75%     2/15/2010                    15,000             16,436
  WorldCom Inc.                                          7.375%     1/15/2006(2)                  5,000              4,983
  WorldCom Inc.                                           7.50%     5/15/2011                    20,000             19,558

  CONSUMER CYCLICAL (4.1%)
  International Speedway Corp.                           7.875%    10/15/2004                     5,000              5,180
  Kohl's Corp.                                            6.30%      3/1/2011                    14,700             14,813
  Mandalay Resorts Group                                 9.375%     2/15/2010(2)                  2,700              2,774
  Target Corp.                                            5.40%     10/1/2008                     8,100              8,027
  Toys R Us                                              7.625%      8/1/2011                    20,000             19,936
  Wal-Mart Stores, Inc.                                  6.875%     8/10/2009                    34,000             36,528
  Walt Disney Co.                                         5.50%    12/29/2006                    27,100             26,979

  CONSUMER NONCYCLICAL (14.3%)
  Abbott Laboratories                                    5.625%      7/1/2006                     5,000              5,135
  American Home Products                                  6.25%     3/15/2006                    20,000             20,771
  Apogent Technologies Inc.                               8.00%      4/1/2011                    10,000             10,606
  Beckman Coulter Inc.                                   6.875%    11/15/2011                    15,000             15,102
  Bristol-Myers Squibb                                    5.75%     10/1/2011                    40,000             39,713
  Campbell Soup Co.                                      5.875%     10/1/2008                    20,000             20,154
  Cargill Inc.                                            6.25%      5/1/2006(2)                 13,000             13,297

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Cia Brasil de Bebidas ambev                            10.50%    12/15/2011(2)                  6,050              5,959
  Clorox Corp.                                           6.125%      2/1/2011                    20,000             19,646
  Conagra Foods Inc.                                      6.75%     9/15/2011                    10,000             10,300
  Diageo PLC                                              7.25%     11/1/2009                    20,000             21,608
  Estee Lauder Cos., Inc.                                 6.00%     1/15/2012                     6,800              6,786
  Fosters Finance Corp.                                  6.875%     6/15/2011(2)                  8,650              8,882
  Healthcare Services                                      7.75%    6/15/2011(2)                 10,000             10,207
  Heinz Co.                                               6.625%    7/15/2011(2)                  7,000              7,176
  Hormel Foods Corp.                                      6.625%     6/1/2011(2)                  6,000              6,120
  Kellogg Co.                                              6.60%     4/1/2011                    13,500             13,893
  Kimberly-Clark de Mexico                                8.875%     8/1/2009(2)                  4,090              4,363
  Kraft Foods Inc.                                        5.625%    11/1/2011                    20,000             19,599
  Kroger Co.                                               6.80%     4/1/2011                     5,000              5,158
  Land O'Lakes                                             8.75%   11/15/2011(2)                  3,275              3,226
  Panamerican Beverage Inc.                               8.125%     4/1/2003                     7,000              7,178
  Pepsi Americas Inc.                                      5.95%    2/15/2006                    11,460             11,572
  Quest Diagnostic Inc.                                    6.75%    7/12/2006                    18,225             18,739
  Quest Diagnostic Inc.                                    7.50%    7/12/2011                     5,130              5,356
  Sara Lee Corp.                                           6.25%    9/15/2011                    25,000             25,491
  Unilever Capital Corp.                                  7.125%    11/1/2010                    34,000             36,960
  United Health Group Inc.                                 5.20%    1/17/2007                    13,150             13,006
  Wellpoint Health Network                                6.375%    1/15/2012                    15,000             14,878

  ENERGY (5.3%)
  Amerada Hess Corp.                                      6.65%     8/15/2011                    12,000             11,994
  Baker Hughes Inc.                                      7.875%     6/15/2004                     2,000              2,156
  Burlington Resources Inc.                               6.50%     12/1/2011(2)                  5,910              5,809
  Canadian Natural Resources                              6.70%     7/15/2011                    10,000             10,008
  Conoco Funding Co.                                      6.35%    10/15/2011                    10,000             10,219
  Forest Oil Corp.                                        8.00%     6/15/2008                     4,500              4,545
  Oil Enterprises Ltd.                                   6.239%     6/30/2008(1)(2)(4)            5,685              5,862
  PF Export Receivables Master Trust                      6.60%     12/1/2011(1)(2)              25,000             25,058
  Pure Resources Inc.                                    7.125%     6/15/2011(2)                  6,000              5,773
  Tosco Trust 2000-E Co.                                  8.58%      3/1/2010(2)                 23,250             25,959
  Transocean Sedco Forex Inc.                            6.625%     4/15/2011                    18,360             18,034
  Transocean Sedco Forex Inc.                             6.75%     4/15/2005                    13,785             14,034
  Woodside Finance Ltd.                                   6.70%      8/1/2011(2)                 10,000              9,905

  OTHER (0.6%)
  Black & Decker                                         7.125%      6/1/2011                     6,530              6,743
  Minnesota Mining & Manufacturing ESOP Trust             5.62%     7/15/2009(1)(2)               7,456              7,497
  Parker Retirement Savings Plan Trust                    6.34%     7/15/2008(1)(2)               3,453              3,512

  TECHNOLOGY (2.1%)
  Applied Materials, Inc.                                 6.75%    10/15/2007                    11,250             11,720
  Applied Materials, Inc.                                 8.00%      9/1/2004                     5,000              5,364
  Computer Sciences Corp.                                 6.25%     3/15/2009                    10,625             10,306
  First Data Corp.                                       5.625%     11/1/2011                    15,750             15,276
  Nortel Networks Ltd.                                   6.125%     2/15/2006                    10,000              8,500
  Texas Instruments Inc.                                  7.00%     8/15/2004                     5,000              5,263
  Xerox Corp.                                             9.75%     1/15/2009(2)                  2,700              2,551

  TRANSPORTATION (2.5%)
  AMR Corp.                                               9.00%      8/1/2012                     1,550              1,447
  AMR Corp.                                              10.15%      3/7/2006                     3,075              2,954

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Burlington Northern Railroad Co.
    (Equipment Trust Certificates)                        7.33%     2/21/2006                     3,474              3,704
  Continental Airlines, Inc.
    (Equipment Trust Certificates)                       6.648%     3/15/2019(1)                  1,407              1,297
  Continental Airlines, Inc.
    (Equipment Trust Certificates)                       7.256%     3/15/2020(1)                  6,562              6,108
  Continental Airlines, Inc. Pass-Through Trust          7.434%     3/15/2006(1)                  5,000              4,500
  Delta Airlines, Inc.                                    6.65%     3/15/2004                     4,740              4,453
  Delta Airlines, Inc.                                    7.70%    12/15/2005                     1,575              1,479
  Delta Airlines, Inc.                                    7.90%    12/15/2009                     1,125              1,039
  Delta Airlines, Inc. Pass-Through Trust                7.541%    10/11/2011(1)                  3,775              3,395
  Delta Airlines, Inc. Pass-Through Trust                 8.54%    11/18/2004(1)                  2,228              2,063
  ERAC USA Finance Co.                                    7.35%     6/15/2008(2)                 15,000             15,065
  ERAC USA Finance Co.                                    8.00%     1/15/2011(2)                  9,000              9,232
  Hertz Corp.                                            6.625%     5/15/2008                     5,000              4,658
  Hertz Corp.                                            7.625%     8/15/2007                     5,000              4,978
  Northwest Airlines Corp.                               7.575%      3/1/2019(1)                    757                750
  Northwest Airlines Corp. Pass-Through Trust             8.07%      1/2/2015(1)                    342                295
  United Airlines, Inc.
    (Equipment Trust Certificates)                       6.932%     9/11/2011(1)                  5,000              4,000
                                                                                                                -----------
                                                                                                                 1,260,553
                                                                                                                -----------

UTILITIES (13.9%)
  Electric Utilities (9.8%)
  Alliant Energy Resources Corp.                         7.375%     11/9/2009                    15,000             14,943
  American Electric Power                                 5.50%     5/15/2003                    10,000             10,169
  Baltimore Gas & Electric Co.                            6.25%     12/8/2005                     5,000              5,150
  Baltimore Gas & Electric Co.                            6.70%     12/1/2006                     9,000              9,354
  Consolidated Edison Inc.                                6.25%      2/1/2008                     7,750              7,769
  Dominion Fiber Ventures, LLC                            7.05%     3/15/2005(2)                 11,600             11,509
  East Coast Power                                       6.737%     3/31/2008(1)                  1,920              1,872
  Exelon Corp.                                            6.95%     6/15/2011(2)                 4,800               4,937
  FPL Group Capital                                      6.125%     5/15/2007                     2,200              2,227
  FPL Group Capital                                      7.375%      6/1/2009                    10,000             10,492
  FPL Group Capital                                      7.625%     9/15/2006                     2,800              3,033
  Georgia Power Co.                                       6.20%      2/1/2006                    12,900             13,278
  HGI Transelec Chile SA                                 7.875%     4/15/2011                     9,529              9,675
  IPALCO Enterprises, Inc.                               7.625%    11/14/2011(2)                 10,000              9,433
  LG&E Capital Corp.                                      6.46%     1/15/2008(2)                  5,000              4,808
  Limestone Electron Trust                               8.625%     3/15/2003                     5,000              5,077
  Midamerican Energy Holdings Co.                        6.375%     6/15/2006                     5,000              5,095
  NRG South Central Generating LLC                       8.962%     3/15/2016(1)                 13,905             14,447
  Nstar                                                   8.00%     2/15/2010                    20,000             21,805
  Pacific Gas & Electric Co.                             7.375%     11/1/2005*(2)                11,200             12,068
  PacifiCorp Australia LLC                                6.15%     1/15/2008(2)(5)              14,000             14,332
  PECO Energy Co.                                         5.95%     11/1/2011(2)                 27,000             26,626
  PPL Electric Utilities Corp.                            6.25%     8/15/2009                    10,000             10,008
  Reliant Energy Resources                               8.125%     7/15/2005                    10,000             10,399
  Scana Corp.                                             6.25%      2/1/2012                     8,000              7,964
  Southern California Edison Co.                         7.625%     1/15/2010**                  20,000             19,400
  Southern California Edison Co.                          8.95%     11/3/2003**                   9,500              9,785

  NATURAL GAS (4.1%)
  AGL Capital Corp.                                      7.125%     1/14/2011                    10,000             10,156
  Coastal Corp.                                          9.625%     5/15/2012                    10,000             11,358
  Consolidated Natural Gas                                6.25%     11/1/2011                     5,000              4,932
  El Paso Energy Corp.                                   7.375%    12/15/2012                     7,000              7,045

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
Enterprise Products                                       7.50%      2/1/2011                    10,000             10,198
Enterprise Products                                       8.25%     3/15/2005                     8,300              8,809
KeySpan Gas East Corp.                                   7.875%      2/1/2010                    10,000             11,085
Northern Border Pipeline Co.                              7.75%      9/1/2009                     7,000              7,227
Osprey Trust                                              8.31%     1/15/2003*(2)                 5,000                850
Peoples Energy Corp.                                      6.90%     1/15/2011                    11,000             10,901
Sempra Energy                                             7.95%      3/1/2010                    15,000             15,644
Williams Cos.                                             6.75%     1/15/2006                    17,700             17,239
Yosemite Security Trust                                   8.25%    11/15/2004*(2)                 2,500                725
                                                                                                                -----------
                                                                                                                   391,824
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,418,081)                                                                                              2,445,015
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.5%)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.2%)
U.S. Treasury Note                                        3.50%    11/15/2006                     6,540              6,295
                                                                                                                -----------

AGENCY BONDS AND NOTES (5.8%)
Federal Home Loan Mortgage Corp.                          5.75%     1/15/2012                    61,600             61,702
Federal National Mortgage Assn.                          5.375%    11/15/2011                    50,000             48,763
Federal National Mortgage Assn.                           6.00%     5/25/2011                    20,000             20,444
Federal National Mortgage Assn.                           6.25%      2/1/2011                    30,000             30,857
                                                                                                                -----------
                                                                                                                   161,766
                                                                                                                -----------

MORTGAGE-BACKED SECURITIES (1.5%)
Federal Home Loan Mortgage Corp.                          6.00%    10/15/2027(1)                  4,500              4,551
Federal National Mortgage Assn.                           6.00%      4/1/2017(1)                 37,000             37,035
                                                                                                                -----------
                                                                                                                    41,586
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $208,469)                                                                                                  209,647
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(3.4%)
---------------------------------------------------------------------------------------------------------------------------
Federative Republic of Brazil                            11.00%     1/11/2012                     5,000              4,425
Pemex Finance Ltd.                                        6.55%     2/15/2008(1)                  5,000              5,200
Pemex Finance Ltd.                                        9.69%     8/15/2009(1)                 15,000             16,929
Pemex Master Trust                                       7.875%      2/1/2009(2)                 20,000             19,889
Province of Manitoba                                      4.25%    11/20/2006(1)                 28,500             27,652
United Mexican States                                     7.50%     1/14/2012(1)                 22,500             22,162
---------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $94,472)                                                                                                    96,257
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.9%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                     1.91%      2/1/2002                    92,089             92,089
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account-Note H                              1.91%      2/1/2002                   185,091            185,091
---------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $277,180)                                                                                                  277,180
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.9%)
  (COST $2,998,202)                                                                                              3,028,099
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
INTERMEDIATE-TERM CORPORATE FUND                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.9%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets-Note C                                                                                                150,317
Payables for Investment Securities Purchased                                                                      (175,837)
Security Lending Collateral Payable to Brokers-Note H                                                             (185,091)
Other Liabilities                                                                                                  (12,108)
                                                                                                                -----------
                                                                                                                  (222,719)
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $2,805,380
===========================================================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security-security in default.
**In accordance with the fund's valuation policy, this security is no longer accruing income.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) -Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2002, the aggregate value of these securities was $553,491,000, representing 19.7% of net assets.
(3) Securities with a value of $1,301,000 have been segregated as initial margin for open futures contracts.
(4) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6) Securities with an aggregate value of $65,123,000 have been segregated in connection with open swap contracts.

--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------

Paid-in Capital                                                      $2,778,605
Undistributed Net Investment Income                                            -
Accumulated Net Realized Losses-Note F                                     (811)
Unrealized Appreciation (Depreciation)-Note G
  Investment Securities                                                  29,897
  Futures Contracts                                                        (748)
  Swap Contracts                                                         (1,563)
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,805,380
================================================================================

Investor Shares-Net Assets
Applicable to 212,614,129 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $2,074,666
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-INVESTOR SHARES                                 $9.76
================================================================================

Admiral Shares-Net Assets
Applicable to 74,884,475 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $730,714
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-ADMIRAL SHARES                                  $9.76
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (86.9%)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.3%)
Connecticut RRB Special Purpose Trust CL&P                6.21%    12/30/2011(1)                 12,870             13,203

FINANCE (19.4%)
  Banking (4.2%)
  BB&T Corp.                                              6.50%      8/1/2011                    25,000             25,234
  Banc One Corp.                                          7.75%     7/15/2025                    25,000             26,572
  Banc One Corp.                                          8.00%     4/29/2027                    15,000             16,402
  Citigroup, Inc.                                        6.625%     1/15/2028                    25,000             24,289
  National City Bank Pennsylvania                         7.25%    10/21/2011                    10,000             10,549
  NationsBank Corp.                                       7.75%     8/15/2015                    10,000             11,021
  Regions Financial Corp.                                 7.00%      3/1/2011                    25,005             25,925
  Wachovia Corp.                                         6.605%     10/1/2025                    30,000             31,758

  FINANCE COMPANIES (2.2%)
  Associates Corp.                                        6.95%     11/1/2018                     5,000              5,262
  General Electric Capital Services                       7.50%     8/21/2035                    10,960             12,510
  General Electric Capital Corp.                         8.125%     5/15/2012                    42,000             48,359
  General Motors Acceptance Corp.                         8.00%     11/1/2031                    20,000             20,734

  INSURANCE (13.0%)
  Allstate Corp.                                          6.75%     5/15/2018                    20,000             19,624
  Allstate Corp.                                          7.50%     6/15/2013                    10,000             10,990
  Ambac, Inc.                                             7.50%      5/1/2023                    20,000             20,816
  American Re Corp.                                       7.45%    12/15/2026                    17,277             18,455
  Chubb Corp.                                             6.80%    11/15/2031                    40,000             39,980
  incinnati Financial Corp.                               6.90%     5/15/2028                    20,000             19,447
  Equitable Companies Inc.                                7.00%      4/1/2028                    34,910             34,935
  Farmers Exchange Capital                                7.05%     7/15/2028(2)                 30,000             24,843
  General Electric Global Insurance Holdings Corp.        7.00%     2/15/2026                    50,000             52,250
  John Hancock Mutual Life Insurance Co.                 7.375%     2/15/2024(2)                 50,000             50,171
  Hartford Life Inc.                                     7.375%      3/1/2031                    50,000             52,614
  Liberty Mutual Insurance Co.                            8.50%     5/15/2025(2)                 50,000             47,929
  Lumbermens Mutual Casualty Co.                          9.15%      7/1/2026(2)                 15,110             14,198
  MBIA Inc.                                               7.00%    12/15/2025                     7,550              7,696
  Massachusetts Mutual Life                               7.50%      3/1/2024(2)                  8,710              8,886
  Massachusetts Mutual Life                              7.625%    11/15/2023(2)                 15,970             16,595
  Metropolitan Life Insurance Co.                         7.80%     11/1/2025(2)                 35,000             36,138
  Travelers Property Casualty Corp.                       7.75%     4/15/2026                    25,000             26,974
  UNUM Corp.                                              6.75%    12/15/2028                    25,000             22,782
                                                                                                                -----------
                                                                                                                   783,938
                                                                                                                -----------
INDUSTRIAL (57.7%)
  BASIC INDUSTRY (9.5%)
  ALCOA, Inc.                                             6.50%      6/1/2011                    15,000             15,370
  ALCOA, Inc.                                             6.75%     1/15/2028                    45,000             45,146
  Champion International Corp.                            7.35%     11/1/2025                    30,000             30,666
  Coca-Cola Enterprises, Inc.                             6.95%    11/15/2026                    10,000             10,382
  Dow Chemical Co.                                       7.375%     11/1/2029                    40,000             39,740
  E.I. du Pont de Nemours & Co.                           6.50%     1/15/2028                    30,000             29,875
  Eaton Corp.                                            7.625%      4/1/2024                    15,000             15,226
  Ferro Corp.                                            7.125%      4/1/2028                    10,000              7,779
  International Paper Co.                                 6.75%      9/1/2011                    25,000             25,196

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  International Paper Co.                                6.875%     11/1/2023                    10,000              9,694
  Morton International, Inc.                              9.25%      6/1/2020                    10,000             11,634
  PPG Industries, Inc.                                   6.875%     2/15/2012                    10,200              9,925
  PPG Industries, Inc.                                    9.00%      5/1/2021                     9,750             10,735
  Parker-Hannifin Corp.                                   7.30%     5/15/2011                    20,000             20,598
  Pharmacia Corp.                                         6.75%    12/15/2027                    25,000             25,893
  Phelps Dodge Corp.                                     7.125%     11/1/2027                    22,000             15,855
  Rohm & Haas Co.                                         7.85%     7/15/2029                    25,000             27,402
  Westvaco Corp.                                          7.95%     2/15/2031                    15,000             15,788
  Westvaco Corp.                                          9.75%     6/15/2020                    15,000             18,056

  CAPITAL GOODS (5.7%)
  Caterpillar Inc.                                       6.625%     7/15/2028                    35,000             34,748
  Deere & Co.                                            7.125%      3/3/2031                    12,920             13,049
  Lockheed Martin Corp.                                   7.65%      5/1/2016                    35,000             38,672
  Lockheed Martin Corp.                                   8.50%     12/1/2029                    31,000             37,169
  Minnesota Mining & Manufacturing Corp.                 6.375%     2/15/2028                    35,000             34,013
  Tenneco Packaging                                      8.125%     6/15/2017                    20,000             19,589
  Tenneco Packaging                                      8.375%     4/15/2027                    15,000             14,557
  United Technologies Corp.                               6.70%      8/1/2028                     5,000              5,067
  United Technologies Corp.                              8.875%    11/15/2019                    15,000             18,551
  United Technologies Corp.                               7.50%     9/15/2029                    15,000             16,718

  COMMUNICATION (8.6%)
  AT&T Corp.                                              6.50%     3/15/2029                    50,000             43,293
  BellSouth Corp.                                        6.875%    10/15/2031                    40,000             41,245
  Cincinnati Bell, Inc.                                   6.30%     12/1/2028                    15,230             10,071
  Indiana Bell Telephone Co., Inc.                        7.30%     8/15/2026                    35,000             36,042
  Michigan Bell Telephone Co.                             7.85%     1/15/2022                    25,000             28,640
  New Jersey Bell Telephone Co.                           8.00%      6/1/2022                    25,000             28,028
  New York Times Co.                                      8.25%     3/15/2025                    30,000             31,355
  News America Holdings Inc.                              8.00%    10/17/2016                    30,000             31,600
  Pacific Bell                                           7.125%     3/15/2026                    15,000             15,750
  Sprint Capital Corp.                                   6.875%    11/15/2028                    35,000             32,060
 Washington Post Co.                                      5.50%     2/15/2009                    50,000             48,065

  CONSUMER CYCLICAL (7.1%)
  Chrysler Corp.                                          7.45%      3/1/2027                    15,000             14,613
  Ford Motor Co.                                          7.45%     7/16/2031                    40,000             37,380
  Ford Motor Co.                                          8.90%     1/15/2032                    40,000             42,390
  General Motors Corp.                                    7.40%      9/1/2025                    30,000             29,399
  General Motors Corp.                                    7.70%     4/15/2016                    10,000             10,459
  General Motors Corp.                                    9.40%     7/15/2021                    20,000             23,324
  Time Warner Inc.                                       6.625%     5/15/2029                    50,000             46,619
  Viacom Inc.                                            7.875%     7/30/2030                    40,000             44,120
  Wal-Mart Stores                                         7.55%     2/15/2030                    35,000             40,298

  CONSUMER NONCYCLICAL (16.4%)
  Anheuser-Busch Cos. Inc.                                6.00%     11/1/2041                    10,000              9,220
  Anheuser-Busch Cos. Inc.                                6.80%     8/20/2032                    31,900             33,589
  Bestfoods                                              6.625%     4/15/2028                    30,000             29,782
  Bristol-Myers Squibb Co.                                6.80%    11/15/2026                    40,000             42,057
  CIGNA Corp.                                            7.875%     5/15/2027                    25,000             26,999
  CPC International, Inc.                                 7.25%    12/15/2026                    30,000             32,045

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Coca-Cola Co.                                           5.75%     3/15/2011                    25,000             24,916
  Coca-Cola Enterprises, Inc.                             6.75%     1/15/2038                     9,477              9,511
  Coca Cola Enterprises, Inc.                             8.00%     9/15/2022                     9,000             10,315
  Coca-Cola Enterprises, Inc.                             8.50%      2/1/2022                     5,000              5,994
  Conagra Foods Inc.                                      6.75%     9/15/2011                    35,000             36,051
  Johnson & Johnson                                       6.95%      9/1/2029                    29,957             32,351
  Kellogg Co.                                             7.45%      4/1/2031                    50,000             54,006
  Kimberly-Clark Corp.                                    6.25%     7/15/2018                    25,000             23,953
  Kimberly-Clark Corp.                                   6.375%      1/1/2028                    12,850             12,334
  Kraft Foods Inc.                                        6.50%     11/1/2031                    60,000             58,962
  Eli Lilly & Co.                                        7.125%      6/1/2025                    50,000             54,271
  Merck & Co.                                             6.30%      1/1/2026                    30,000             29,950
  Pepsi Bottling Group Inc.                               7.00%      3/1/2029                    35,000             37,293
  Procter & Gamble Co.                                    6.45%     1/15/2026                    27,000             27,419
  Proctor & Gamble Co.                                    8.00%    10/26/2029                     5,000              5,948
  Procter & Gamble Co. ESOP                               9.36%      1/1/2021                    35,000             44,595
  Sysco Corp.                                             6.50%      8/1/2028                    22,000             21,772

  ENERGY (5.2%)
  Amerada Hess Corp.                                      7.30%     8/15/2031                    40,000             40,275
  Archer-Daniels-Midland Co.                              6.75%    12/15/2027                    11,000             11,062
  Archer-Daniels-Midland Co.                              7.50%     3/15/2027                     1,515              1,661
  Baker Hughes Inc.                                      6.875%     1/15/2029                     7,914              8,003
  Burlington Resources Inc.                               7.40%     12/1/2031(2)                 25,000             25,196
  Devon Financing Corp.                                  7.875%     9/30/2031(2)                 20,000             20,443
  McDonald's Corp.                                       6.375%      1/8/2028                     5,000              4,976
  Mobil Corp.                                            8.625%     8/15/2021                    22,000             27,262
  Texaco Capital, Inc.                                   8.625%    11/15/2031                    13,000             16,567
  Texaco Capital, Inc.                                    9.75%     3/15/2020                    17,000             22,912
  Tosco Corp.                                            8.125%     2/15/2030                    10,000             11,773
  Ultramar Diamond Shamrock                               7.20%    10/15/2017                    20,000             19,248

  TECHNOLOGY (2.4%)
  International Business Machines Corp.                   6.50%         1/15/202820,000          19,794
  International Business Machines Corp.                   7.00%        10/30/202550,000          52,604
  Motorola, Inc.                                          7.50%         5/15/202526,155          23,901

  TRANSPORTATION (2.8%)
  Burlington Northern Santa Fe Corp.                     6.875%     12/1/2027                    25,000             24,676
  CSX Corp.                                               7.95%      5/1/2027                    35,000             39,118
  Norfolk Southern Corp.                                  7.80%     5/15/2027                    45,000             49,615
                                                                                                                -----------
                                                                                                                 2,334,263
                                                                                                                -----------

UTILITIES (9.5%)
  ELECTRIC (8.2%)
  DTE Energy Co.                                          7.05%      6/1/2011                    35,000             36,732
  Duke Energy Corp.                                       6.00%     12/1/2028                    25,000             21,846
  Exelon Corp.                                            6.75%      5/1/2011                    25,000             25,483
  FirstEnergy Corp.                                      7.375%    11/15/2031                    35,000             36,211
  Florida Power Corp.                                     6.75%      2/1/2028                    22,375             20,968
  Mirant Americas                                        9.125%      5/1/2031                    35,000             28,000
  NRG Energy Inc.                                        8.625%      4/1/2031                    25,000             24,712
  Northern States Power Co.                              7.125%      7/1/2025                    30,000             30,072
  Oklahoma Gas & Electric Co.                             6.50%     4/15/2028                    12,770             11,062
  PSEG Power Corp.                                       8.625%     4/15/2031                    30,620             34,540

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
LONG-TERM CORPORATE FUND                                 COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  South Carolina Electric & Gas Co.                      6.625%      2/1/2032                    46,345             46,780
  Wisconsin Electric Power Co.                            6.50%      6/1/2028                    15,000             14,480

  NATURAL GAS (1.1%)
  Coastal Corp.                                            9.625%   5/15/2012                    15,000             17,037
  Duke Energy Field Services                               8.125%   8/16/2030                     5,000              5,357
  El Paso Natural Gas Co.                                   7.50%  11/15/2026                    25,000             24,492

  OTHER (0.2%)
  Bell Telephone Company of Pennsylvania                  8.35%    12/15/2030                     6,260              7,186
                                                                                                                -----------
                                                                                                                   384,958
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,487,529)                                                                                              3,516,362
---------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.3%)
---------------------------------------------------------------------------------------------------------------------------
Province of Saskatchewan                                  8.50%     7/15/2022                    10,000             12,319
---------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $11,407)                                                                                                    12,319
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.9%)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.3%)
U.S. Treasury Bond                                        5.50%     8/15/2028                    55,155             53,998

AGENCY BONDS AND NOTES (4.8%)
Federal National Mortgage Assn.                          7.125%     1/15/2030                   175,000            195,030

MORTGAGE-BACKED SECURITIES (3.8%)
Federal National Mortgage Assn.                          5.793%     11/1/2011(1)                 49,914             49,717
Federal National Mortgage Assn.                          15.50%     10/1/2012(1)                      3                  4
Government National Mortgage Assn.                        7.50%      2/1/2032(1)                100,000            104,425
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $384,933)                                                                                                  403,174
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                    1.91%      2/1/2002                   160,189            160,189
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account-Note H             1.91%      2/1/2002                     4,850              4,850
---------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $165,039)                                                                                                  165,039
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $4,048,908)                                                                                              4,096,894
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                             (-1.2%)
--------------------------------------------------------------------------------
Other Assets-Note C                                                     130,544
Payables for Investment Securities Purchased                           (163,837)
Other Liabilities-Note H                                                (17,201)
                                                                       ---------
                                                                        (50,494)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $4,046,400
================================================================================
*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2002, the aggregate value of these securities was $244,399,000, representing 6.0% of net assets.

--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------

Paid-in Capital                                                      $4,005,798
Undistributed Net Investment Income                                           -
Accumulated Net Realized Losses-Note F                                   (7,384)
Unrealized Appreciation-Note G                                           47,986
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,046,400
================================================================================

Investor Shares-Net Assets
Applicable to 412,133,768 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $3,610,927
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-INVESTOR SHARES                                 $8.76
================================================================================

Admiral Shares-Net Assets
Applicable to 49,702,776 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $435,473
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-ADMIRAL SHARES                                  $8.76
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.9%)
---------------------------------------------------------------------------------------------------------------------------
FINANCE (3.0%)
  BANKING (1.2%)
  Chevy Chase Savings Bank                                9.25%     12/1/2008                    15,000             15,000
  Sovereign Bancorp, Inc.                                10.50%    11/15/2006                    40,000             43,675
  Western Financial Savings Bank                         8.875%      8/1/2007                    20,000             18,425

  INSURANCE (1.4%)
  CNA Financial Corp.                                     6.50%     4/15/2005                     7,821              7,368
  CNA Financial Corp.                                     6.60%    12/15/2008                     1,500              1,300
  CNA Financial Corp.                                     6.75%    11/15/2006                    20,935             19,352
  Conseco Inc.                                            9.00%    10/15/2006                    35,000             19,250
  Conseco Inc.                                           10.75%     6/15/2008                    60,000             32,400
  Fairfax Financial Holdings, Inc.                       6.875%     4/15/2008                     1,825              1,332
  Fairfax Financial Holdings, Inc.                       7.375%     3/15/2006                     7,370              5,822

  OTHER (0.4%)
  Armkel Finance, Inc.                                    9.50%     8/15/2009(1)                 25,575             26,982
                                                                                                                -----------
                                                                                                                   190,906
                                                                                                                -----------
INDUSTRIAL (77.3%)
  BASIC INDUSTRY (14.5%)
  AK Steel Corp.                                         7.875%     2/15/2009                    25,000             24,844
  AK Steel Corp.                                         9.125%    12/15/2006                    40,000             41,400
  ARCO Chemical Co.                                       9.80%      2/1/2020                    20,000             18,900
  Armco, Inc.                                             9.00%     9/15/2007                    20,000             20,500
  Beazer Homes USA, Inc.                                 8.625%     5/15/2011                    30,000             31,087
  Beazer Homes USA, Inc.                                 8.875%      4/1/2008                        95                 99
  Boise Cascade Office Products Corp.                     7.05%     5/15/2005                    14,490             14,366
  Boise Cascade Corp.                                     7.50%      2/1/2008                    22,500             22,452
  Boise Cascade Corp.                                     9.45%     11/1/2009                    15,000             15,996
  CSK Auto, Inc.                                         12.00%     6/15/2006(1)                  5,900              6,077
  Caraustar Industries, Inc.                             9.875%      4/1/2011                    41,000             42,230
  Century Aluminum Co.                                   11.75%     4/15/2008                    37,000             38,896
  Container Corp. of America                              9.75%      4/1/2003                    40,000             40,100
  Fonda Group Inc.                                        9.50%      3/1/2007                    15,000             12,750
  IMC Global, Inc.                                      10.875%      6/1/2008                     8,585              9,186
  IMC Global, Inc.                                       11.25%      6/1/2011                    14,065             15,085
  KB Home                                                 7.75%    10/15/2004                    26,250             26,381
  KB Home                                                8.625%    12/15/2008                    13,985             14,265
  Lilly Industries, Inc.                                  7.75%     12/1/2007                    15,000             14,764
  Longview Fibre Co.                                     10.00%     1/15/2009                     5,735              5,950
  Lyondell Chemical Co.                                   9.50%    12/15/2008(1)                 23,280             22,873
  Lyondell Chemical Co.                                  9.625%      5/1/2007                    56,000             55,860
  NoramPac Inc.                                           9.50%      2/1/2008                    10,000             10,425
  Noveon, Inc.                                           11.00%     2/28/2011                    41,250             42,539
  P & L Coal Holdings Corp.                              8.875%     5/15/2008                    25,619             27,156
  Packaging Corp. of America                             9.625%      4/1/2009                    17,075             18,697
  Paperboard Industries International Inc.               8.375%     9/15/2007                    18,750             17,438
  Park-Ohio Industries, Inc.                              9.25%     12/1/2007                     4,865              3,065
  Parker Drilling Co.                                     9.75%    11/15/2006                    44,785             44,113
  Quebecor Media Inc.                                   11.125%     7/15/2011                    49,550             53,514
  Radiologix Inc.                                        10.50%    12/15/2008(1)                 24,000             23,520
  Roller Bearing Co. of America Inc.                     9.625%     6/15/2007                    10,000              8,700
  Ryerson Tull, Inc.                                     9.125%     7/15/2006                    11,960             10,310

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Ryland Group, Inc.                                     9.125%     6/15/2011                    17,000             17,765
  Stone Container                                         9.25%      2/1/2008                    31,000             32,860
  Stone Container                                         9.75%      2/1/2011                    36,942             39,528
  Tembec Industries Inc.                                  8.50%      2/1/2011                     6,000              6,180
  U.S. Steel LLC                                         10.75%      8/1/2008(1)                 80,250             79,147

  CAPITAL GOODS (11.0%)
  Allied Waste North America Inc.                        7.625%      1/1/2006                    45,000             44,100
  Allied Waste North America Inc.                        8.875%      4/1/2008                    52,000             53,040
  Allied Waste North America Inc.                        10.00%      8/1/2009                    20,000             20,300
  American Standard Cos. Inc.                            7.375%      2/1/2008                    50,000             50,750
  American Standard Cos. Inc.                            7.625%     2/15/2010                    41,250             42,281
  Argo-Tech Corp.                                        8.625%     10/1/2007                    13,360             11,089
  BWAY Corp.                                             10.25%     4/15/2007                    15,000             15,487
  Ball Corp.                                              7.75%      8/1/2006                    30,170             31,377
  Ball Corp.                                              8.25%      8/1/2008                    15,000             15,600
  K & F Industries, Inc.                                  9.25%    10/15/2007                    27,000             26,865
  L-3 Communications Corp.                                8.50%     5/15/2008                     8,425              8,762
  L-3 Communications Corp.                              10.375%      5/1/2007                    20,000             21,400
  Newport News Shipbuilding Inc.                         8.625%     12/1/2006                    25,000             26,500
  Newport News Shipbuilding Inc.                          9.25%     12/1/2006                    20,000             21,250
  Nortek, Inc.                                           8.875%      8/1/2008                     8,000              8,080
  Nortek, Inc.                                            9.25%     3/15/2007                    17,500             17,894
  Owens-Brockway Glass                                   8.875%     2/15/2009(1)                 14,000             13,983
  Owens-Illinois, Inc.                                    7.35%     5/15/2008                    35,000             31,150
  Owens-Illinois, Inc.                                    7.85%     5/15/2004                    15,000             14,400
  Owens-Illinois, Inc.                                    8.10%     5/15/2007                    35,000             32,200
  Resolution Performance Corp.                           13.50%    11/15/2010                    30,000             33,600
  Resolution Performance Corp.                           13.50%    11/15/2010(1)                  2,745              3,074
  Silgan Holding Inc.                                     9.00%      6/1/2009                    41,000             41,820
  Terex Corp.                                            8.875%      4/1/2008                    10,795             10,903
  Waste Management, Inc.                                 6.875%     5/15/2009                    50,000             50,186
  Waste Management, Inc.                                 7.375%      8/1/2010                    57,000             59,061

  COMMUNICATION (19.2%)
  Adelphia Communications Corp.                           7.75%     1/15/2009                    27,000             25,110
  Adelphia Communications Corp.                          8.375%      2/1/2008                    42,500             40,906
  Adelphia Communications Corp.                          10.25%     11/1/2006                    25,000             25,687
  British Sky Broadcasting                                8.20%     7/15/2009                    75,000             76,720
  CSC Holdings, Inc.                                     7.625%      4/1/2011                    21,705             21,410
  CSC Holdings, Inc.                                     7.875%    12/15/2007                    30,000             30,635
  CSC Holdings, Inc.                                     8.125%     7/15/2009                    28,765             29,240
  CSC Holdings, Inc.                                     8.125%     8/15/2009                    19,530             19,856
  CSC Holdings, Inc.                                     9.875%     2/15/2013                    15,000             15,900
  Callahan Nordrhein                                     14.00%     7/15/2010                    44,075             21,156
  Century Communications Inc.                            8.875%     1/15/2007                    35,000             34,212
  Charter Communications Holdings LLC                    8.625%      4/1/2009                    92,000             87,975
  Charter Communications Holdings LLC                    9.625%    11/15/2009                    30,000             29,700
  Crown Castle International Corp.                        9.00%     5/15/2011                    25,000             20,250
  Crown Castle International Corp.                        9.50%      8/1/2011                    18,750             15,703
  Crown Castle International Corp.                       10.75%      8/1/2011                    15,000             13,275
  EchoStar DBS Corp.                                     9.375%      2/1/2009                   105,000            109,462
  Emmis Communications Corp.                             8.125%     3/15/2009                    22,425             22,649
  Flag Limited Inc.                                       8.25%     1/30/2008                    29,630             13,333

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Fox/Liberty Networks LLC                               8.875%        8/15/2007                  5,460              5,678
  GCI, Inc.                                               9.75%         8/1/2007                 20,000             19,400
  Insight Midwest LP                                      9.75%        10/1/2009                 20,000             21,150
  Insight Midwest LP                                     10.50%        11/1/2010                 21,120             22,968
  Jones Intercable Inc.                                  7.625%        4/15/2008                 20,000             21,412
  Lenfest Communications, Inc.                           8.375%        11/1/2005                 62,500             67,431
  Liberty Media Corp.                                    7.875%        7/15/2009                 45,000             45,903
  Lin Television Corp.                                    8.00%        1/15/2008                 10,495             10,705
  Lin Television Corp.                                   8.375%         3/1/2008                 33,900             33,392
  Mastec, Inc.                                            7.75%         2/1/2008                 30,000             25,200
  Mediacom Broadband LLC                                 11.00%        7/15/2013                 15,000             16,500
  Nextel Communications Inc.                             9.375%       11/15/2009                 50,000             37,000
  Nextel Communications Inc.                              9.50%         2/1/2011                 15,000             10,875
  Nextel Communications Inc.                             12.00%        11/1/2008                 45,000             37,800
  Primedia, Inc.                                         7.625%         4/1/2008                 10,000              8,700
  Radio One, Inc.                                        8.875%         7/1/2011                 30,215             31,650
  Rogers Cantel, Inc.                                     8.30%        10/1/2007                 27,500             27,500
  Rogers Wireless Inc.                                   9.625%         5/1/2011                 42,375             44,070
  Telewest Communications                                9.875%         2/1/2010                 43,135             28,900
  Univision Communications Inc.                           7.85%        7/15/2011                 22,165             22,990
  Von Hoffman Press Inc.                                10.875%        5/15/2007(1)               3,800              3,425
  World Color Press, Inc.                                8.375%       11/15/2008                 35,300             36,091

  CONSUMER CYCLICAL (7.5%)
  CapStar Hotel Co.                                       8.75%        8/15/2007                 20,000             17,800
  D. R. Horton, Inc.                                     9.375%        3/15/2011                 30,000             30,675
  Dana Corp.                                              9.00%        8/15/2011(1)              75,000             68,250
  Delco Remy International Inc.                         10.625%         8/1/2006                 12,000             11,880
  Dura Operating Corp.                                    9.00%         5/1/2009                 10,000              9,600
  Harrahs Operating Co. Inc.                             7.875%       12/15/2005                 30,000             31,350
  Harrahs Operating Co. Inc.                              8.00%         2/1/2011                 29,130             30,365
  Interface, Inc.                                       10.375%         2/1/2010(1)              10,145             10,551
  Iron Mountain, Inc.                                     8.25%         7/1/2011                 15,000             15,450
  Iron Mountain, Inc.                                    8.625%         4/1/2013                 16,435             17,175
  Iron Mountain, Inc.                                     8.75%        9/30/2009                 22,500             23,400
  Lear Corp.                                              7.96%        5/15/2005                 30,000             30,450
  Mandalay Resorts Group                                 9.375%        2/15/2010(1)              30,000             30,825
  Navistar Financial Corp.                                9.00%         6/1/2002                 15,000             15,075
  Navistar International Corp.                            8.00%         2/1/2008                 25,000             24,250
  Navistar International Corp.                           9.375%         6/1/2006                  6,270              6,568
  Standard Pacific Corp.                                  8.00%        2/15/2008                 15,000             14,625
  Standard Pacific Corp.                                  8.50%        6/15/2007                 15,000             15,000
  Time Warner Telecom Inc.                              10.125%         2/1/2011                  2,640              1,795
  Toll Brothers Inc.                                      8.25%         2/1/2011                 25,000             25,250
  Toll Corp.                                              7.75%        9/15/2007                 15,000             14,925
  True Temper Sports, Inc.                              10.875%        12/1/2008                 15,000             15,244
  Werner Holdings Co., Inc.                              10.00%       11/15/2007                 17,795             17,350

  CONSUMER NONCYCLICAL (8.4%)
  Beckman Instruments, Inc.                               7.45%         3/4/2008                 30,000             31,531
  Bergen Brunswig Corp.                                  7.375%        1/15/2003                 17,155             17,369
  Beverly Enterprises Inc.                                9.00%        2/15/2006                 18,000             18,045
  Beverly Enterprises Inc.                               9.625%        4/15/2009                 30,000             31,200
  Columbia/HCA Healthcare Corp.                           6.91%        6/15/2005                 25,000             25,579

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Columbia/HCA Healthcare Corp.                           7.00%      7/1/2007                    30,000             30,817
  Columbia/HCA Healthcare Corp.                           7.25%     5/20/2008                    30,000             30,658
  HCA-The Healthcare Co.                                  8.75%      9/1/2010                    27,000             29,700
  Hasbro, Inc.                                            8.50%     3/15/2006                    12,317             12,687
  Lifepoint Hospitals Holding Corp.                      10.75%     5/15/2009                    10,000             11,200
  Mail-Well Corp.                                         8.75%    12/15/2008                    19,125             15,324
  Omnicare, Inc.                                         8.125%     3/15/2011                    35,245             36,743
  Owens & Minor, Inc.                                     8.50%     7/15/2011                    27,710             29,096
  Pathmark Stores, Inc.                                   8.75%      2/1/2012(1)                  4,850              4,947
  Playtex Products, Inc.                                 9.375%      6/1/2011                    21,074             22,312
  Scotts Co.                                             8.625%     1/15/2009                    12,720             13,102
  Sealy Mattress, Inc.                                   9.875%    12/15/2007                    15,000             15,375
  Tenet Healthcare Corp.                                 8.125%     12/1/2008                    70,000             74,912
  Triad Hospitals Inc.                                    8.75%      5/1/2009                    60,000             63,900
  Triad Hospitals Holdings, Inc.                         11.00%     5/15/2009                    20,785             22,967

  ENERGY (3.8%)
  Airgas, Inc.                                           9.125%     10/1/2011                     3,580              3,741
  Cross Timbers Oil Co.                                   8.75%     11/1/2009                    25,000             26,125
  Cross Timbers Oil Co.                                   9.25%      4/1/2007                    16,500             17,242
  Forest Oil Corp.                                        8.00%    12/15/2011(1)                 24,000             24,060
  Newfield Exploration Co.                                7.45%    10/15/2007                    15,000             15,000
  Pioneer Natural Resources Co.                          9.625%      4/1/2010                    50,000             55,250
  Plains Resources, Inc.                                 10.25%     3/15/2006                    16,000             16,160
  Pride Petroleum Services, Inc.                         9.375%      5/1/2007                    32,000             33,320
  Tesoro Petroleum Corp.                                  9.00%      7/1/2008                     8,095              8,014
  Tesoro Petroleum Corp.                                 9.625%     11/1/2008(1)                 32,247             32,892
  Tuboscope Inc.                                          7.50%     2/15/2008                    15,000             15,334

  OTHER (5.1%)
  Alaris Medical, Inc.                                  11.625%     12/1/2006                    14,699             15,967
  Amerisource Bergen Corp.                               8.125%      9/1/2008                    30,000             30,900
  Cincinnati Milacron, Inc.                              8.375%     3/15/2004                    11,500              9,602
  Compass Minerals Group                                 10.00%     8/15/2011(1)                 21,732             22,846
  Coventry Health Care Inc.                              8.125%     2/15/2012                     3,670              3,670
  Idex Corp.                                             6.875%     2/15/2008                    22,500             22,158
  International Wire Group                               11.75%      6/1/2005                    15,000             12,525
  MGM Mirage, Inc.                                        8.50%     9/15/2010                    88,115             92,724
  Norske Skog Canada                                     8.625%     6/15/2011(1)                 28,750             29,613
  Station Casinos, Inc.                                  9.875%      7/1/2010                    32,567             34,114
  Levi Strauss & Co., Inc.                              11.625%     1/15/2008                     9,880              9,905
  Wesco Distribution Inc.                                9.125%      6/1/2008                    25,000             23,875
  Winn-Dixie Stores, Inc.                                8.875%      4/1/2008                    20,000             19,200

  TECHNOLOGY (5.2%)
  Amkor Technology Inc.                                   9.25%     2/15/2008                    60,000             58,350
  Amphenol Corp.                                         9.875%     5/15/2007                     9,000              9,641
  Celestica International, Inc.                          10.50%    12/31/2006                     5,850              6,157
  Fairchild Semiconductor Corp.                         10.125%     3/15/2007                    22,275             23,277
  Fairchild Semiconductor Corp.                         10.375%     10/1/2007                     4,000              4,250
  Fisher Scientific International Inc.                    9.00%      2/1/2008                    45,000             46,575
  International Game Technology                          8.375%     5/15/2009                    15,000             15,900
  Lucent Technologies, Inc.                               5.50%    11/15/2008                    65,000             51,025
  Lucent Technologies, Inc.                               6.45%     3/15/2029                    55,000             37,675

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
HIGH-YIELD CORPORATE FUND                                COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
  Motorola Inc.                                           8.00%     11/1/2011                    26,790             26,857
  SCG Holding & Semiconductor Co.                        12.00%      8/1/2009                    32,546             16,273
  Telecommunication Techniques Co.                        9.75%     5/15/2008                    21,130              5,916
  Unisys Corp.                                           7.875%      4/1/2008                    30,000             29,700

  TELECOMMUNICATIONS (0.3%)
  Mediacom LLC/Mediacom Capital Corp.                     9.50%     1/15/2013                    21,350             22,524

  TRANSPORTATION (2.3%)
  AMR Corp.                                               9.00%      8/1/2012                     8,156              7,615
  Air Canada, Inc.                                       10.25%     3/15/2011                    45,000             31,500
  Delta Air Lines, Inc.                                   7.90%    12/15/2009                    14,140             13,060
  Delta Air Lines, Inc.                                   8.30%    12/15/2029                    47,000             38,305
  Delta Air Lines, Inc.                                 10.375%    12/15/2022                     8,770              7,877
  Kansas City Southern Industries, Inc.                   9.50%     10/1/2008                    20,000             21,600
  Northwest Airlines Corp.                               8.875%      6/1/2006                    30,000             27,017
                                                                                                                -----------
                                                                                                                 4,956,737
                                                                                                                -----------
UTILITIES (9.6%)
  ELECTRIC UTILITIES (8.9%)
  AES Corp.                                              8.375%     8/15/2007                    30,000             24,000
  AES Corp.                                               8.50%     11/1/2007                    24,000             19,200
  AES Corp.                                              8.875%     2/15/2011                    30,000             25,800
  AES Corp.                                               9.50%      6/1/2009                    20,000             17,600
  CMS Energy Corp.                                        7.50%     1/15/2009                    48,732             48,367
  CMS Energy Corp.                                       7.625%    11/15/2004                    18,000             18,180
  CMS Energy Corp.                                        8.50%     4/15/2011                    10,000             10,450
  CMS Energy Corp.                                        8.90%     7/15/2008                    16,650             17,566
  Calpine Corp.                                          7.625%     4/15/2006                    25,000             20,500
  Calpine Corp.                                          7.875%      4/1/2008                    36,380             29,832
  Calpine Corp.                                           8.50%     2/15/2011                    61,875             50,737
  Calpine Corp.                                          8.625%     8/15/2010                    18,125             14,862
  Cleveland Electric Illuminating Co.                     7.43%     11/1/2009                    17,500             18,435
  El Paso Electric Co.                                    8.90%      2/1/2006                    23,000             24,859
  El Paso Electric Co.                                    9.40%      5/1/2011                    28,000             30,930
  Midland Funding II                                     11.75%     7/23/2005                    25,000             27,500
  Mirant Americas Generation, LLC                        7.625%      5/1/2006                    48,215             40,983
  Mirant Americas Generation, LLC                         8.30%      5/1/2011                    49,585             44,131
  Niagara Mohawk Power Corp.                              7.75%     10/1/2008                    17,900             19,079
  Public Service Co. of New Mexico                        7.50%      8/1/2018                    20,000             17,660
  Western Resources, Inc.                                6.875%      8/1/2004                    50,000             47,430
  Western Resources, Inc.                                7.125%      8/1/2009                     3,890              3,579

  NATURAL GAS (0.2%)
  Dynegy Inc.                                            6.875%      4/1/2011                     2,720              2,543
  Dynegy Inc.                                             7.45%     7/15/2006                     3,750              3,600
  Dynegy Inc.                                            8.125%     3/15/2005                     3,395              3,344

  OTHER (0.5%)
  Avista Corp.                                            9.75%      6/1/2008                    29,605             31,529
                                                                                                                -----------
                                                                                                                   612,696
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,925,226)                                                                                              5,760,339
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                     MATURITY                    AMOUNT             VALUE*
                                                         COUPON          DATE                     (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.1%)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                        6.00%     8/15/2004                    80,000             84,850
U.S. Treasury Note                                        6.50%     8/15/2005                   100,000            108,188
U.S. Treasury Note                                       6.875%     5/15/2006                   120,000            131,993
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $314,642)                                                                                                  325,031
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.2%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                    1.91%      2/1/2002                   172,968            172,968
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account-Note H             1.91%      2/1/2002                   609,219            609,219
---------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $782,187)                                                                                                  782,187
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.2%)
  (COST $7,022,055)                                                                                              6,867,557
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.2%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets-Note C                                                                                                227,372
Security Lending Collateral Payable to Brokers-Note H                                                             (609,219)
Other Liabilities                                                                                                  (77,647)
                                                                                                                -----------
                                                                                                                  (459,494)
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $6,408,063
===========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2002, the aggregate value of these securities was $403,065,000, representing 6.3% of net assets.

--------------------------------------------------------------------------------
AT JANUARY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------

Paid-in Capital                                                      $7,760,392
Undistributed Net Investment Income                                            -
Accumulated Net Realized Losses-Note F                               (1,197,831)
Unrealized Depreciation-Note G                                         (154,498)
--------------------------------------------------------------------------------
NET ASSETS                                                           $6,408,063
================================================================================

Investor Shares-Net Assets
Applicable  to  837,250,628  outstanding  $.001 par value  shares
  of  beneficial interest (unlimited authorization)                  $5,262,944
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-INVESTOR SHARES                                 $6.29
================================================================================

Admiral Shares-Net Assets
Applicable to 182,170,364 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,145,119
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-ADMIRAL SHARES                                 $6.29
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================================================
                                 SHORT-TERM              INTERMEDIATE-             LONG-TERM          HIGH-YIELD
                                  CORPORATE             TERM CORPORATE             CORPORATE           CORPORATE
                                       FUND                       FUND                  FUND                FUND
                                --------------------------------------------------------------------------------
                                                                YEAR ENDED JANUARY 31, 2002
                                --------------------------------------------------------------------------------
                                      (000)                      (000)                 (000)               (000)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                        $541,563                  $ 164,108              $270,082            $559,814
  Security Lending                   1,900                      1,110                   374               2,771
----------------------------------------------------------------------------------------------------------------
Total Income                       543,463                    165,218               270,456             562,585
----------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees-Note B    1,027                        274                 1,053               2,082
  The Vanguard Group-Note C
    Management and Administrative
      Investor Shares               14,581                      3,498                10,199              12,746
      Admiral Shares                 1,785                        549                   590                 346
      Institutional Shares             261                           -                     -                   -
    Marketing and Distribution
      Investor Shares                1,050                        277                   461                 772
      Admiral Shares                    88                         41                    21                   3
      Institutional Shares              52                           -                     -                  -
  Custodian Fees                       102                         54                    53                  49
  Auditing Fees                         12                         12                    12                  12
  Shareholders' Reports
    Investor Shares                    117                          8                    88                  51
    Admiral Shares                       2                           -                    1                   -
    Institutional Shares                  -                          -                     -                  -
  Trustees' Fees and Expenses           10                          3                     5                   7
----------------------------------------------------------------------------------------------------------------
    Total Expenses                  19,087                      4,716                12,483              16,068
    Expenses Paid Indirectly-Note D    (62)                       (16)                     -                (49)
----------------------------------------------------------------------------------------------------------------
    Net Expenses                    19,025                      4,700                12,483              16,019
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME              524,438                    160,518               257,973             546,566
----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold        62,812                     41,818                19,913            (701,333)
  Futures Contracts                (16,592)                       790                      -                   -
  Swap Contracts                     4,057                      3,757                      -                   -
----------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)            50,277                     46,365                19,913            (701,333)
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities            (16,223)                   (14,533)               43,743              74,896
  Futures Contracts                 13,890                       (748)                     -                   -
  Swap Contracts                    (9,112)                    (1,563)                     -                   -
----------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                   (11,445)                   (16,844)               43,743              74,896
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS       $563,270                   $190,039              $321,629           $ (79,871)
================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions-Net Investment Income generally equal the net income earned as shown under the Operations section. The funds' amounts of Distributions-Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------------
                                                    SHORT-TERM                           INTERMEDIATE-TERM
                                                  CORPORATE FUND                           CORPORATE FUND
                                           -----------------------------------     -----------------------------
                                                                     YEAR ENDED JANUARY 31,
                                           ---------------------------------------------------------------------
                                             2002                2001                  2002             2001
                                             (000)               (000)                 (000)            (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 524,438           $ 497,703             $ 160,518           $ 120,383
  Realized Net Gain (Loss)                 50,277             (67,998)               46,365             (21,979)
  Change in Unrealized Appreciation
    (Depreciation)                        (11,445)            257,999               (16,844)            120,376
----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations           563,270             687,704               190,039             218,780
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                      (435,866)           (470,708)             (127,950)           (120,383)
    Admiral Shares                        (68,060)                   -              (32,568)                   -
    Institutional Shares                  (20,512)            (26,995)                     -                   -
  Realized Capital Gain
    Investor Shares                              -                   -                 (412)                   -
    Admiral Shares                               -                   -                 (142)                   -
    Institutional Shares                         -                   -                     -                   -
----------------------------------------------------------------------------------------------------------------
    Total Distributions                  (524,438)           (497,703)             (161,072)           (120,383)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS-Note I
  Investor Shares                         135,006             529,915               (17,099)            496,267
  Admiral Shares                        1,813,388                    -              723,847                    -
  Institutional Shares                     32,496             (83,969)                     -                   -
----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions   1,980,890             445,946               706,748             496,267
----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)             2,019,722             635,947               735,715             594,664
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                   7,800,973           7,165,026             2,069,665           1,475,001
----------------------------------------------------------------------------------------------------------------
End of Period                          $9,820,695          $7,800,973            $2,805,380          $2,069,665
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                    LONG-TERM                                HIGH-YIELD
                                                  CORPORATE FUND                           CORPORATE FUND
                                           -----------------------------------     -----------------------------
                                                                     YEAR ENDED JANUARY 31,
                                           ---------------------------------------------------------------------
                                             2002                2001                  2002             2001
                                             (000)               (000)                 (000)            (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $ 257,973           $ 253,117             $ 546,566           $ 494,506
  Realized Net Gain (Loss)                 19,913             (21,507)             (701,333)           (317,941)
  Change in Unrealized Appreciation
    (Depreciation)                         43,743             263,327                74,896              69,248
----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations           321,629             494,937               (79,871)            245,813
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                      (238,975)           (253,117)             (529,370)           (494,506)
    Admiral Shares                        (18,998)                   -              (17,196)                   -
    Institutional Shares                         -                   -                     -                   -
  Realized Capital Gain
    Investor Shares                              -                   -                     -                   -
    Admiral Shares                               -                   -                     -                   -
    Institutional Shares                         -                   -                     -                   -
----------------------------------------------------------------------------------------------------------------
    Total Distributions                  (257,973)           (253,117)             (546,566)           (494,506)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS-Note I
  Investor Shares                        (267,645)           (102,982)               (4,770)            560,156
  Admiral Shares                          430,086                    -            1,156,999                    -
  Institutional Shares                           -                   -                     -                   -
----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions          162,441            (102,982)            1,152,229             560,156
----------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)               226,097             138,838               525,792             311,463
----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                   3,820,303           3,681,465             5,882,271           5,570,808
----------------------------------------------------------------------------------------------------------------
  End of Period                        $4,046,400          $3,820,303            $6,408,063          $5,882,271
================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM CORPORATE FUND INVESTOR SHARES
                                                                          YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002         2001         2000        1999       1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.76       $10.49       $10.86      $10.87     $10.75
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .666         .712         .660        .660       .664
  Net Realized and Unrealized Gain
    (Loss) on Investments                                 .060         .270        (.370)      (.010)      .120
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .726         .982         .290        .650       .784
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.666)       (.712)       (.660)      (.660)     (.664)
  Distributions from Realized Capital Gains                   -            -            -           -          -
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.666)       (.712)       (.660)      (.660)     (.664)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.82       $10.76       $10.49      $10.86     $10.87
================================================================================================================

TOTAL RETURN                                              6.92%        9.74%        2.77%       6.16%      7.53%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $7,611       $7,442       $6,731      $5,529     $4,709
  Ratio of Total Expenses to Average Net Assets           0.24%        0.24%        0.25%       0.27%      0.28%
  Ratio of Net Investment Income to Average Net Assets    6.18%        6.76%        6.21%       6.08%      6.17%
  Portfolio Turnover Rate                                   69%          54%          52%         46%        45%
================================================================================================================

--------------------------------------------------------------------------------
                                        SHORT-TERM CORPORATE FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .649
  Net Realized and Unrealized Gain (Loss) on Investments                   .090
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.649)
  Distributions from Realized Capital Gains                                    -
--------------------------------------------------------------------------------
    Total Distributions                                                   (.649)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.82
================================================================================

TOTAL RETURN                                                               7.04%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,816
  Ratio of Total Expenses to Average Net Assets                          0.18%**
  Ratio of Net Investment Income to Average Net Assets                   6.03%**
  Portfolio Turnover Rate                                                    69%
================================================================================
*Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------
                                                             SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                          YEAR ENDED JANUARY 31,
                                                     ------------------------------------------ Sept.30,1997* to
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2002       2001       2000      1999         Jan.31,1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.76     $10.49     $10.86    $10.87              $10.80
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .680       .724       .673      .673                .229
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .060       .270      (.370)    (.010)               .070
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   .740       .994       .303      .663                .299
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.680)     (.724)     (.673)    (.673)              (.229)
  Distributions from Realized Capital Gains                -          -          -         -                   -
----------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.680)     (.724)     (.673)    (.673)              (.229)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $10.82     $10.76     $10.49    $10.86              $10.87
================================================================================================================
TOTAL RETURN                                           7.05%      9.86%      2.89%     6.28%               2.79%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $394       $359       $434      $421                $263
  Ratio of Total Expenses to Average Net Assets        0.11%      0.13%      0.13%     0.15%             0.15%**
  Ratio of Net Investment Income to
    Average Net Assets                                 6.25%      6.86%      6.31%     6.19%             6.28%**
 Portfolio Turnover Rate                                 69%        54%        52%       46%                 45%
================================================================================================================
*Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
                                                                          YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002         2001         2000        1999       1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.62        $9.13       $10.07      $10.03     $ 9.72
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .630         .664         .623        .627       .638
  Net Realized and Unrealized Gain (Loss) on Investments  .142         .490        (.894)       .122       .321
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .772        1.154        (.271)       .749       .959
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.630)       (.664)       (.623)      (.627)     (.638)
  Distributions from Realized Capital Gains              (.002)            -       (.046)      (.082)     (.011)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.632)       (.664)       (.669)      (.709)     (.649)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.76        $9.62       $ 9.13      $10.07     $10.03
================================================================================================================
TOTAL RETURN                                              8.23%       13.20%       -2.70%       7.73%     10.24%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $2,075       $2,070       $1,475      $1,234       $899
  Ratio of Total Expenses to Average Net Assets           0.21%        0.22%        0.25%       0.27%      0.26%
  Ratio of Net Investment Income to Average Net Assets    6.99%        7.17%        6.60%       6.25%      6.51%
  Portfolio Turnover Rate                                  118%          85%          67%         71%        69%
================================================================================================================

--------------------------------------------------------------------------------
                                 INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $9.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .616
  Net Realized and Unrealized Gain (Loss) on Investments                   .162
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .778
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.616)
  Distributions from Realized Capital Gains                               (.002)
--------------------------------------------------------------------------------
    Total Distributions                                                   (.618)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $9.76
================================================================================
TOTAL RETURN                                                               8.29%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $731
  Ratio of Total Expenses to Average Net Assets                          0.13%**
  Ratio of Net Investment Income to Average Net Assets                   6.47%**
  Portfolio Turnover Rate                                                   118%
================================================================================
*Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM CORPORATE FUND INVESTOR SHARES
                                                                          YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002         2001         2000        1999       1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $8.63        $8.08        $9.38       $9.32      $8.71
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .562         .573         .561        .582       .613
  Net Realized and Unrealized Gain (Loss) on Investments  .130         .550       (1.245)       .266       .685
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .692        1.123        (.684)       .848      1.298
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.562)       (.573)       (.561)      (.582)     (.613)
  Distributions from Realized Capital Gains                   -            -       (.055)      (.206)     (.075)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.562)       (.573)       (.616)      (.788)     (.688)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $8.76        $8.63        $8.08       $9.38      $9.32
================================================================================================================
TOTAL RETURN                                              8.26%       14.52%       -7.40%       9.52%     15.52%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $3,611       $3,820       $3,681      $4,232     $3,720
  Ratio of Total Expenses to Average Net Assets           0.32%        0.30%        0.30%       0.30%      0.32%
  Ratio of Net Investment Income to Average Net Assets    6.48%        7.02%        6.59%       6.26%      6.87%
  Portfolio Turnover Rate                                   39%          17%           7%         43%        33%
================================================================================================================

--------------------------------------------------------------------------------
                                        LONG-TERM CORPORATE FUND INVESTOR SHARES
                                                               FEB. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $8.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .551
  Net Realized and Unrealized Gain (Loss) on Investments                   .160
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .711
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.551)
  Distributions from Realized Capital Gains                                    -
--------------------------------------------------------------------------------
    Total Distributions                                                   (.551)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $8.76
================================================================================
TOTAL RETURN                                                               8.50%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $435
  Ratio of Total Expenses to Average Net Assets                          0.24%**
  Ratio of Net Investment Income to Average Net Assets                   6.55%**
  Portfolio Turnover Rate                                                    39%
================================================================================
*Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------
                                                                 HIGH-YIELD CORPORATE FUND INVESTOR SHARES
                                                                          YEAR ENDED JANUARY 31,
                                                           -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002         2001         2000        1999       1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $6.96        $7.28        $7.90       $8.17      $7.87
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .591         .638         .631        .659       .688
  Net Realized and Unrealized Gain (Loss) on Investments (.670)       (.320)       (.620)      (.245)      .300
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (.079)        .318         .011        .414       .988
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.591)       (.638)       (.631)      (.659)     (.688)
  Distributions from Realized Capital Gains                  -             -            -      (.025)          -
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.591)       (.638)       (.631)      (.684)     (.688)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $6.29        $6.96        $7.28       $7.90      $8.17
================================================================================================================
TOTAL RETURN*                                            -1.10%        4.70%        0.17%       5.34%     13.14%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $5,263       $5,882       $5,571      $5,549     $4,747
  Ratio of Total Expenses to Average Net Assets           0.27%        0.27%        0.28%       0.29%      0.28%
  Ratio of Net Investment Income to Average Net Assets    9.02%        9.07%        8.34%       8.26%      8.63%
  Portfolio Turnover Rate                                   29%          16%          20%         31%        45%
================================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

--------------------------------------------------------------------------------
                                       HIGH-YIELD CORPORATE FUND INVESTOR SHARES
                                                               NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $6.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .123
  Net Realized and Unrealized Gain (Loss) on Investments                  (.040)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.123)
  Distributions from Realized Capital Gains                                    -
--------------------------------------------------------------------------------
    Total Distributions                                                   (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $6.29
================================================================================
TOTAL RETURN**                                                             1.32%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                   $1,145
  Ratio of Total Expenses to Average Net Assets                            0.21%
  Ratio of Net Investment Income to Average Net Assets                     8.81%
  Portfolio Turnover Rate                                                    29%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

     The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on February 12, 2001 (November 12, 2001 for the High-Yield Corporate Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.
Payments to the fund are accrued daily and are included in interest income on the Statement of Operations.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into index swap transactions to earn the return on a broadly diversified index of bonds when a swap provides a return advantage over buying individual securities in the index. Under the terms of the swaps, each fund receives the total return (either positive or negative) on a reference bond index over the term of the swap, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risks associated with index swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that unfavorable changes in the index or interest rates will cause the fund to realize losses.

     6. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis.

     Wellington Management Company, LLP, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2002, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                           Capital Contribution      Percentage    Percentage of
                                    to Vanguard         of Fund       Vanguard's
Bond Fund                                 (000)      Net Assets   Capitalization
--------------------------------------------------------------------------------
Short-Term Corporate                     $1,728           0.02%            1.73%
Intermediate-Term Corporate                 499           0.02             0.50
Long-Term Corporate                         732           0.02             0.73
High-Yield Corporate                      1,133           0.02             1.13
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2002, custodian fee offset arrangements reduced expenses of the Short-Term Corporate, Intermediate-Term Corporate, and High-Yield Corporate Funds by $62,000, $16,000, and $49,000, respectively.

E. During the year ended January 31, 2002, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                          (000)
                                 -----------------------------------------------
                                       U.S. Government       Other Investment
                                        Securities             Securities
                                 -----------------------------------------------
Bond Fund                         Purchases     Sales     Purchases        Sales
--------------------------------------------------------------------------------
Short-Term Corporate             $2,076,857  $1,337,972  $5,868,372   $4,419,698
Intermediate-Term Corporate       1,269,560   1,151,332   2,271,230    1,688,919
Long-Term Corporate                 358,530     667,844   1,360,354      843,438
High-Yield Corporate                144,807     192,755   2,614,410    1,483,120
--------------------------------------------------------------------------------

F. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Corporate Fund had realized losses through January 31, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $1,753,000. (See Note G).

     The Intermediate-Term Corporate Fund used a capital loss carryforward of $46,474,000 to offset taxable capital gains realized during the year ended January 31, 2002, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For federal tax purposes, capital gains required to be distributed in December 2001 included net gains realized through October 31, 2001. Subsequently, the fund realized capital losses of $1,466,000, which are available to offset future net capital gains.

     At January 31, 2002, the funds had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                     Capital Loss
                                       -----------------------------------------
                                          Amount      Expiration: Fiscal Year(s)
Bond Fund                                  (000)               Ending January 31
--------------------------------------------------------------------------------
Short-Term Corporate                    $ 49,614                            2009
Intermediate-Term Corporate                1,466                            2011
Long-Term Corporate                        7,354                            2009
High-Yield Corporate                   1,194,285                       2008-2011
--------------------------------------------------------------------------------

G. At January 31, 2002, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                           (000)
                                   ---------------------------------------------
                                                                  Net Unrealized
                                   Appreciated     Depreciated      Appreciation
Bond Fund                           Securities      Securities    (Depreciation)
--------------------------------------------------------------------------------
Short-Term Corporate*                 $200,482      $(101,200)         $ 99,282
Intermediate-Term Corporate             58,727        (28,830)           29,897
Long-Term Corporate                    131,726        (83,740)           47,986
High-Yield Corporate                   141,632       (296,130)         (154,498)
--------------------------------------------------------------------------------
*See Note F.

     At January 31, 2002, the aggregate settlement value of open futures contracts expiring in March 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                           (000)
                                  ----------------------------------------------
                                     Number of       Aggregate        Unrealized
                                  Long (Short)      Settlement      Appreciation
Bond Fund/Futures Contracts          Contracts           Value    (Depreciation)
--------------------------------------------------------------------------------
Short-Term Corporate/
  5-Year Treasury Note                 (1,185)        $125,703            $ 383
  10-Year Treasury Note                  (958)         101,428            1,220
  10-Year U.S. Agency Bond             (1,981)         200,638            2,589
  30-Year Treasury Bond                   449           46,177             (367)

Intermediate-Term Corporate/
  5-Year Treasury Note                   (907)          96,213             (695)
  10-Year Treasury Note                   136           30,280               56
  30-Year Treasury Bond                   133           13,678             (109)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

  At January 31, 2002, the funds had the following open swap contracts:

Credit Default Swaps
------------------------------------------------------------------------------------------------------------------
                                                                                         Fixed          Unrealized
                                                                        Notional       Interest       Appreciation
                                   Termination                            Amount           Rate     (Depreciation)
Fund/Reference Entity                     Date       Dealer*               (000)       Received              (000)
------------------------------------------------------------------------------------------------------------------
Short-Term Corporate
  Allergan Inc.                      12/1/2003           DBS             $24,375          1.05%              $ 61
  Allergan Inc.                      12/1/2003           DBS              20,000          1.00%                  -
  Clear Channel Communications       12/2/2002            BS              15,000          1.15%              (115)
  Clear Channel Communications       12/2/2002            BS              10,000          1.15%               (77)
  Clear Channel Communications       12/2/2002            BS              10,000          1.10%               (81)
  Countrywide Home Loans            10/24/2002           GSI              39,000          0.64%                 1
  Duke Capital                       6/13/2003           UBS              50,000          0.65%                (1)
  Duke Capital                       8/20/2003           MLI              13,500          0.65%               (10)
  Duke Capital                      12/15/2003           UBS              15,000          0.60%                  -
  Global Crossing Holdings**        12/11/2002           GSI               5,425          9.80%            (5,167)
  Kohl's                             7/11/2003           MLI              20,000          1.10%                29
  Masco Corp.                        8/20/2002          MSCP              19,400          1.35%                36
  NRG Energy                         7/31/2002           MLI              25,000          1.35%              (229)
  Pride International                2/18/2003          MGTC              19,400          3.35%              (276)
  Textron Inc.                       5/20/2002           UBS              28,400          2.00%                20
  Tyco International                12/17/2003          MGTC              25,000          0.87%            (2,262)
  Tyco International                12/17/2003          MGTC              10,000          0.90%              (899)
  Verizon Global Funding Corp.       6/15/2006          MSCP              20,000          0.93%               (69)
  Verizon Global Funding Corp.       6/15/2006           GSI              16,000          0.93%               (55)
  Verizon Global Funding Corp.       6/15/2006           MLI              10,000          0.93%               (35)
  Verizon Global Funding Corp.        5/1/2003          MGTC              27,000          0.90%                17
                                                                                               -------------------
                                                                                                           (9,112)
                                                                                               -------------------

Intermediate-Term Corporate
  Countrywide Home Loans            10/24/2002           GSI              11,000          0.64%                  -
  Duke Capital                      12/15/2003           UBS              10,000          0.60%                  -
  Global Crossing Holdings**        12/11/2002           GSI               1,575          9.80%            (1,500)
  Masco Corp.                        8/20/2002          MSCP               5,600          1.35%                11
  Pride International                2/18/2003          MGTC               5,600          3.35%               (80)
  Textron Inc.                       5/20/2002           UBS               8,500          2.00%                 6
                                                                                               -------------------
                                                                                                           (1,563)
                                                                                               -------------------
------------------------------------------------------------------------------------------------------------------

*BS-Bear Stearns.
 DBS-Deutsche Bank Securities.
 GSI-Goldman Sachs International.
 MLI-Merrill Lynch International.
 MGTC-Morgan Guaranty Trust Co.
 MSCP-Morgan Stanley Credit Products.
 UBS-UBS Warburg.
**Global Crossing declared bankruptcy on January 28, 2002. On March 14, 2002, the fund was required to pay the counterparty the notional amount and take delivery of a Global Crossing bond of the same par amount.

H. The market values of securities on loan to broker/dealers at January 31, 2002, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                             Collateral Received
                                                            --------------------
                                     Market Value                    U.S. Gov't.
                                        of Loaned                     and Agency
Bond Fund                              Securities       Cash          Securities
--------------------------------------------------------------------------------
Short-Term Corporate                     $397,009   $375,518            $ 33,934
Intermediate-Term Corporate               195,190    185,091              15,298
Long-Term Corporate                       105,132      4,850             103,512
High-Yield Corporate                      727,764    609,219             138,760
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

I. Capital share transactions for each class of shares were:
--------------------------------------------------------------------------------
                                                Year Ended January 31,
                                        ----------------------------------------
                                             2002                      2001
                                        ----------------------------------------
                                        Amount      Shares      Amount    Shares
                                         (000)       (000)       (000)     (000)
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
  Investor Shares
    Issued                         $2,777,948     256,014  $1,957,496   186,034
    Issued in Lieu of Cash
      Distributions                   380,439      35,084     410,313    38,971
    Redeemed                       (3,023,381)   (279,585) (1,837,894) (174,577)
                                 -----------------------------------------------
    Net Increase (Decrease)
      -Investor Shares                135,006      11,513     529,915    50,428
                                 -----------------------------------------------

  Admiral Shares
    Issued                          2,202,333     203,655            -         -
    Issued in Lieu of Cash
      Distributions                    53,476       4,923            -         -
    Redeemed                         (442,421)    (40,783)           -         -
                                 -----------------------------------------------
    Net Increase (Decrease)
      -Admiral Shares               1,813,388     167,795            -         -
                                 -----------------------------------------------

  Institutional Shares
    Issued                            257,990      23,827      72,693     6,905
    Issued in Lieu of Cash
      Distributions                    18,574       1,713      24,834     2,361
    Redeemed                         (244,068)    (22,518)   (181,496)  (17,244)
                                 -----------------------------------------------
    Net Increase (Decrease)
      -Institutional Shares            32,496       3,022     (83,969)   (7,978)
                                 -----------------------------------------------

--------------------------------------------------------------------------------
                                               Year Ended January 31,
                                        ----------------------------------------
                                             2002                      2001
                                        ----------------------------------------
                                        Amount      Shares      Amount    Shares
                                         (000)       (000)       (000)     (000)
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
Investor Shares
  Issued                            $ 949,181      97,341   $ 745,104    80,548
  Issued in Lieu of Cash
    Distributions                      96,873       9,926      94,289    10,199
  Redeemed                         (1,063,153)   (109,740)   (343,126)  (37,208)
                                  ----------------------------------------------
    Net Increase (Decrease)
      -Investor Shares                (17,099)     (2,473)    496,267    53,539
                                  ----------------------------------------------

Admiral Shares
  Issued                              876,729      90,534            -         -
  Issued in Lieu of Cash
    Distributions                      23,699       2,421            -         -
  Redeemed                           (176,581)    (18,071)           -         -
                                  ----------------------------------------------
    Net Increase (Decrease)
      -Admiral Shares                 723,847      74,884            -         -
--------------------------------------------------------------------------------

LONG-TERM CORPORATE FUND
Investor Shares
  Issued                            $ 859,400      98,827   $ 566,343    68,864
  Issued in Lieu of Cash
    Distributions                     201,455      23,150     210,169    25,657
  Redeemed                         (1,328,500)   (152,654)   (879,494) (107,282)
                                  ----------------------------------------------
    Net Increase (Decrease)
      -Investor Shares               (267,645)    (30,677)   (102,982)  (12,761)
                                  ----------------------------------------------
Admiral Shares
  Issued                              500,310      57,827            -         -
  Issued in Lieu of Cash
    Distributions                      14,111       1,616            -         -
  Redeemed                            (84,335)     (9,740)           -         -
                                  ----------------------------------------------
    Net Increase (Decrease)
      -Admiral Shares                 430,086      49,703            -         -
--------------------------------------------------------------------------------

HIGH-YIELD CORPORATE FUND
  Investor Shares
  Issued                          $ 1,767,563     269,274 $ 1,587,781   227,458
  Issued in Lieu of Cash
    Distributions                     352,216      53,965     327,429    46,838
  Redeemed*                        (2,124,549)   (331,476) (1,355,054) (194,069)
                                  ----------------------------------------------
    Net Increase (Decrease)
      -Investor Shares                 (4,770)     (8,237)    560,156    80,227
                                  ----------------------------------------------
Admiral Shares
  Issued                            1,170,006     184,228            -         -
  Issued in Lieu of Cash
    Distributions                       9,650       1,532            -         -
  Redeemed*                           (22,657)     (3,590)           -         -

    Net Increase (Decrease)
      -Admiral Shares               1,156,999     182,170            -         -
--------------------------------------------------------------------------------
*Net of redemption fees for fiscal 2002 and 2001 of $1,885,000 and $861,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Corporate Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Corporate Fund, Intermediate-Term Corporate Fund, Long-Term Corporate Fund and High-Yield Corporate Fund (separate funds of Vanguard Corporate Bond Funds, hereafter referred to as the "Fund") at January 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as nfinancial statementsi) are the responsibility of the FundsI management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 6, 2002
--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION (UNAUDITED) FOR VANGUARD CORPORATE BOND FUNDS

This information for the fiscal year ended January 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

The Intermediate-Term Corporate Fund distributed $554,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner -- and reduce the amount of mail you receive from us. Simply choose to view your fund
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HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
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YOUR ONLINE INFORMATION IS SECURE
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available,  including data  encryption and Secure Sockets Layer (SSL)  protocol.
These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARDR FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the


---------------------------------------------------------------------------------------------------------------------------
NAME                      POSITION(S) HELD WITH FUND
(DATE OF BIRTH)           (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE     OVERSEEN BY TRUSTEE)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*          Chairman of the Board,      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(July 29, 1954)           Chief Executive Officer,    of The Vanguard Group, Inc., and of each of the investment
May 1987                  and Trustee                 served by The Vanguard Group.
                          (106)
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

CHARLES D. ELLIS          Trustee                     The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)        (106)                       to Greenwich Associates (international business-strategy consulting);
January 2001                                          Successor Trustee of Yale University; Overseer of the Stern School of
                                                      Business at New York University; Trustee of the Whitehead Institute
                                                      for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA            Trustee                     Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)       (84)                        Chairman (January-;September 1999), and Vice President (prior to
                                                      December 2001 September 1999) of Rohm and Haas Co. (chemicals);
                                                      Director of Technitrol, Inc. (electronic components), and Agere
                                                      Systems (communications components); Board Member of the American
                                                      Chemistry Council; and Trustee of Drexel University.
---------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN    Trustee                     Vice President, Chief Information Officer, and Member of the
(January 25, 1950)        (106)                       Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
July 1998                                             products); Director of the Medical Center at Princeton and Women's
                                                      Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------------
BRUCE K. MACLAURY         Trustee                     President Emeritus of The Brookings Institution (an independent,
(May 7, 1931)             (86)                        nonpartisan research organization); Director of the American Express
January 1990                                          Bank, Ltd., The St. Paul Companies, Inc. (insurance and financial services), and the National Steel Corp.
---------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL         Trustee                     Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)         (104)                       University; Director of Prudential Insurance Co. of America, BKF
May 1977                                              Capital (investment management), The Jeffrey Co. (a holding company), and NeuVis, Inc. (a software company).
---------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.     Trustee                     Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)         (106)                       Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                          Goodrich Corporation (industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------------
JAMES O. WELCH, JR.       Trustee                     Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman
(May 13, 1931)            (106)                       and Director of RJR Nabisco; Director of TECO Energy, Inc.
September 1971
---------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON        Trustee                     Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)           (106)                       (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                            Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

---------------------------------------------------------------------------------------------------------------------------
NAME                      POSITION(S) HELD WITH FUND
(DATE OF BIRTH)           (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE     OVERSEEN BY TRUSTEE)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON         Secretary                   Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)          (106)                       (since September 1997); Secretary of The Vanguard Group, and of
June 2001                                             each of the investment companies served by The Vanguard Group;
                                                      Principal of The Vanguard Group (prior to September 1997).
---------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS         Treasurer                   Principal of The Vanguard Group, Inc.; Treasurer of each of the
(May 21, 1957)            (106)                       investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.          F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.            MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.                RALPH K. PACKARD, Chief Financial Officer.
IAN A. MACKINNON, Fixed Income Group.                 GEORGE U. SAUTER, Quantitative Equity Group.
---------------------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-;1996.
---------------------------------------------------------------------------------------------------------------------------

VANGUARD,  THE  VANGUARD  GROUP,   VANGUARD.COM,   ADMIRAL,   EXPLORER,  MORGAN,
LIFESTRATEGY,  STAR,  WELLESLEY,  WELLINGTON,  WINDSOR,  and the  ship  logo are trademarks of The Vanguard Group, Inc.

STANDARD & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

CALVERT SOCIAL INDEX is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.


HTML1DOCUMENTENCODINGUTF-8
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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FUND INFORMATION
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